As filed with the Securities and Exchange Commission on April 29, 2004.
                                               1933 Act File No: 333-108433
                                               1940 Act File No: 811-09933

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [  ]

Pre-Effective Amendment No. [  ]                                [  ]

Post-Effective Amendment No. [2]                                [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. [5]                                               [X]

                        (Check appropriate box or boxes.)

                      Jackson National Separate Account IV
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                     Jackson National Life Insurance Company
--------------------------------------------------------------------------------
                               (Name of Depositor)

                    1 Corporate Way, Lansing, Michigan 48951
--------------------------------------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

                                 (517) 381-5500
--------------------------------------------------------------------------------
               Depositor's Telephone Number, including Area Code:

                                                With a copy to:

Susan S. Rhee                                   Christopher S. Petito, Esq.
Assoc. General Counsel                          Jorden Burt LLP
& Asst. Vice President                          1025 Thomas Jefferson St. NW
Jackson National Life                           Suite 400 East
Insurance Company                               Washington DC 20007-5201
1 Corporate Way
Lansing, MI 48951
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[  ]    Immediately upon filing pursuant to paragraph (b)

[ x]    On May 1, 2004 pursuant to paragraph (b)

[  ]    60 days after filing pursuant to paragraph (a)(1)

[  ]    On [date], pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[  ]    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             PERSPECTIVE INVESTORSM


                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY
                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                             IN CONNECTION WITH ITS
                      JACKSON NATIONAL SEPARATE ACCOUNT IV
                                 1 Corporate Way
                             Lansing, Michigan 48951

                     JACKSON NATIONAL(R) LIFE SERVICE CENTER
                                  PO BOX 30502
                          LANSING, MICHIGAN 48909-8002
                                 1-800-766-4683

                               IMG SERVICE CENTER
                                 P.O. BOX 30386
                          LANSING, MICHIGAN 48909-7886
                                 1-800-777-7779

Jackson National Life Insurance Company (the "Company" or "Jackson National") is offering the flexible premium variable life insurance policies described in this prospectus. The policies provide insurance coverage on the life of one Insured. Please read this prospectus carefully before investing and keep it for future reference.


The policies currently offer 42 allocation options, including 41 variable investment options, each of which is an Investment Division of Jackson National Separate Account IV and our Fixed Account. Each Investment Division invests exclusively in shares of one of the portfolios of JNL(R) Series Trust or JNL Variable Fund LLC.


We do not guarantee a minimum Policy Value on amounts allocated to the Investment Divisions and, therefore, the policies do not have a guaranteed minimum Policy Value. The portion of your Policy Value in the Separate Account will vary depending on the investment performance of the portfolios underlying the Investment Divisions to which you allocate your premium. You bear the entire investment risk on amounts allocated to the Investment Divisions. The investment policies and risks of each portfolio are described in the accompanying prospectuses for the JNL(R) Series Trust and JNL Variable Fund LLC and its portfolios. The Policy Value will also reflect premiums paid, amounts withdrawn, and cost of insurance and other charges.

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THEY ARE NOT DEPOSITS OF ANY BANK OR INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

IT MAY NOT BE ADVANTAGEOUS FOR YOU TO PURCHASE VARIABLE LIFE INSURANCE TO REPLACE YOUR EXISTING INSURANCE COVERAGE OR TO PURCHASE ADDITIONAL VARIABLE LIFE INSURANCE IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE POLICY.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. JACKSON NATIONAL DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS BASED IN THIS PROSPECTUS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------
Not FDIC/NCUA insured o Not Bank/CU guaranteed o May lose value o Not a deposit
o Not insured by any federal agency
--------------------------------------------------------------------------------



                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2004.

                                TABLE OF CONTENTS


SUMMARY...........................................................................................................4
   Description of the Policy and Policy Benefits..................................................................4
   Risks of the Policy............................................................................................7
   The Portfolios and Associated Risks............................................................................9

FEE TABLE.........................................................................................................9
   Transaction Fees...............................................................................................9
   Periodic Charges..............................................................................................11
   Optional Rider Charges........................................................................................12
   Charges Assessed Against the Portfolios.......................................................................14
   Individual Portfolio Company Annual Expenses..................................................................15

PURCHASING A POLICY AND ALLOCATING PREMIUM.......................................................................17
   Applying for a Policy.........................................................................................17
   Premiums......................................................................................................17
   Planned Premium...............................................................................................18
   Premium Limits................................................................................................18
   Guaranteed Minimum Death Benefit..............................................................................19
   Modified Endowment Contracts..................................................................................19
   Allocation of Premium.........................................................................................19
   Policy Value..................................................................................................20
   Accumulation Unit Value.......................................................................................20
   Transfer of Policy Value......................................................................................21
   Transfers Authorized by Telephone or the Internet.............................................................21
   Dollar Cost Averaging.........................................................................................22
   Rebalancing...................................................................................................22

THE SEPARATE ACCOUNT.............................................................................................23
   The Portfolios................................................................................................23
   Voting Privileges.............................................................................................29
   Additions, Deletions, and Substitutions of Securities.........................................................30

THE FIXED ACCOUNT................................................................................................30

POLICY BENEFITS AND RIGHTS.......................................................................................31
   Death Benefit.................................................................................................31
   Death Benefit Options.........................................................................................31
   Changes in Death Benefit Option...............................................................................32
   Changes in Specified Death Benefit............................................................................32
   Optional Insurance Benefits...................................................................................33
   Policy Loans..................................................................................................35
   Surrenders....................................................................................................37
   Partial Surrenders............................................................................................37
   Status of Policy at Attained Age 100..........................................................................39
   Termination and Grace Period..................................................................................39
   Reinstatement.................................................................................................39
   Right to Examine the Policy...................................................................................40
   Postponement of Payment.......................................................................................40

CHARGES AND DEDUCTIONS...........................................................................................40
   Premium Charges...............................................................................................40
   Mortality and Expense Risk Charge.............................................................................41
   Monthly Deduction.............................................................................................41
   Cost of Insurance Charge......................................................................................41
   Monthly Policy Fee............................................................................................42
   Monthly Administrative Charge.................................................................................42
   Surrender Charge..............................................................................................42
   Transfer Charge...............................................................................................44
   Illustration Charge...........................................................................................44
   Re-Underwriting Charge........................................................................................44
   Rider Charges.................................................................................................44
   Additional Policy Charges.....................................................................................44
   Portfolio Expenses............................................................................................44
   Special Provisions for Group or Sponsored Arrangements........................................................44

GENERAL POLICY PROVISIONS........................................................................................45
   Statements to Owners..........................................................................................45
   Limit on Right to Contest.....................................................................................45
   Suicide.......................................................................................................45
   Misstatement as to Age and Sex................................................................................45
   Beneficiary...................................................................................................45
   Assignment....................................................................................................46
   Creditors' Claims.............................................................................................46
   Dividends.....................................................................................................46
   Notice and Elections..........................................................................................46
   Modification..................................................................................................46

FEDERAL TAX CONSIDERATIONS.......................................................................................46
   Taxation of Jackson National and the Separate Account.........................................................46
   Tax Status of the Policy......................................................................................47
   Diversification Requirements..................................................................................47
   Owner Control.................................................................................................48
   Tax Treatment of Life Insurance Death Benefit Proceeds........................................................48
   Tax Deferral During Accumulation Period.......................................................................48
   Distributions.................................................................................................48
   Policies Which are MECs.......................................................................................48
   Policies Which are Not MECs...................................................................................49
   Treatment Beyond Attained Age 94..............................................................................49
   Actions to Ensure Compliance with the Tax Law.................................................................49
   Federal Income Tax Withholding................................................................................49
   Tax Advice....................................................................................................50

DESCRIPTION OF JACKSON NATIONAL AND THE SEPARATE ACCOUNT.........................................................50
   Jackson National Life Insurance Company.......................................................................50
   The Separate Account..........................................................................................50
   Safekeeping of the Separate Account's Assets..................................................................50
   State Regulation of Jackson National..........................................................................50


DISTRIBUTION OF CONTRACTS........................................................................................50


LEGAL PROCEEDINGS................................................................................................50

LEGAL MATTERS....................................................................................................51

FINANCIAL STATEMENTS.............................................................................................51

GLOSSARY OF TERMS................................................................................................52

APPENDIX A.......................................................................................................55

WHERE YOU CAN FIND MORE INFORMATION..............................................................................57

Capitalized terms used in this prospectus are defined where first used or in the Glossary of Terms beginning on page 52 of this prospectus.

                                     SUMMARY

                  DESCRIPTION OF THE POLICY AND POLICY BENEFITS

         1.   WHAT IS A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY?

         Your policy is designed to be flexible to meet your specific life insurance needs. Your policy has a Death Benefit, Policy Value and other features of life insurance providing fixed benefits. Your policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much premium you want to pay. Your policy is a "variable" policy because the Policy Value varies according to the investment performance of the Investment Divisions to which you have allocated your premiums. The policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

         2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

         You have considerable flexibility as to the timing and amount of your premiums. You must pay an initial premium to place the policy in force. Thereafter, you may pay additional premiums when and in such amounts as you choose, subject to certain restrictions. However, your policy may lapse and terminate without value if you do not pay sufficient premiums to keep the policy in force. The minimum initial premium generally is equal to 3 times the monthly Minimum Premium specified in your policy. The monthly Minimum Premium is based on your policy's Specified Death Benefit and the Insured's age, sex and underwriting risk classification. See "Purchasing a Policy and Allocating Premium" on page 17 for further details concerning the Minimum Premium.

         Premiums may be paid at any time. You may pay any level of premium, subject to certain limits. However, during the first three years, paying the monthly Minimum Premium may help keep your policy in force. See "Can my Policy Lapse?" on page 7. In addition, to take advantage of the Guaranteed Minimum Death Benefit feature, you must pay at least the cumulative Required Monthly Premium Amount due. This premium amount is shown on the policy data page when the rider is elected. It varies by age, sex and underwriting risk class. We may require evidence of insurability.

         We will not accept any premium that would increase our Net Amount at Risk under your policy, unless you provide us with evidence of insurability satisfactory to us. In addition, we will not accept any premium that would cause your policy to lose its status as a life insurance contract under the Internal Revenue Code of 1986, as amended (the "Code"), unless you also request an increase in the Specified Death Benefit that we approve. We also will not accept any premium that would cause your policy to be deemed a "modified endowment contract" under the Code, without your written consent or acknowledgement.

         3.   WHAT IS THE GUARANTEED MINIMUM DEATH BENEFIT FEATURE?

         Under this option, we agree to keep the policy (excluding any other riders) in force for the life of the Insured, regardless of the investment performance of the Investment Divisions, as long as your total premiums paid less Debt is greater than or equal to the cumulative Required Monthly Premium Amount. However, this rider will terminate if you take a partial surrender. You may select this optional rider when you apply for a policy. This rider is available only with Death Benefit Option A. For more information about this benefit, see "Guaranteed Minimum Death Benefit" on page 19.

         4.  HOW IS MY POLICY VALUE DETERMINED?

         Your Policy Value is the sum of the values of your interests in the Investment Divisions of the Separate Account, plus the values in the Fixed Account and Loan Account. Your Policy Value depends on the investment performance of the Investment Divisions and the amount of interest we credit to the Fixed Account and Loan Account, as well as the Net Premiums paid, partial surrenders, and charges assessed. We have summarized the charges imposed under the policy in "Fee Table" and described them in more detail in "Charges and Deductions" on page 40. We do not guarantee a minimum Policy Value on amounts allocated to the Separate Account. For more information about your Policy Value, see "Policy Value" on page 20.

         5. WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?


         The policy currently offers 41 investment options, each of which is an Investment Division. Each Investment Division invests in a single portfolio of a mutual fund. See "The Portfolios" on page 23 for a listing of the available Investment Divisions. We also offer a Fixed Account option. See "The Fixed Account" on page 30 for more information. You may transfer amounts among your investment choices, subject to certain restrictions. See "Risks of the Policy" on page 7 and "Transfer of Policy Value" on page 21.


         6.   HOW ARE MY PREMIUMS ALLOCATED?

         Before your premiums are allocated to the Policy Value, we deduct a Sales Charge, a Premium Tax Charge, and a Federal (DAC) Tax Charge (collectively "Premium Charges"). For more detail, see the Fee Table on page 9 and "Charges and Deductions" on page 40. The amount remaining after the deduction of the Premium Charges is called the Net Premium.

         When you apply for the policy, you specify in your application how to allocate your Net Premiums. You may change your allocation instructions at any time by writing to us at the address on the first page of this prospectus.

         We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy. Thus, for example, if the Right to Examine Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. See "Right to Examine the Policy" on page 40 for more information about the Right to Examine Period. For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions. We do not credit any interest or earnings on premiums we receive before the Commencement Date.

         After the Allocation Date, we generally allocate your Net Premiums to the Investment Divisions and the Fixed Account as of the date we receive your premiums at our Service Center. However, we reserve the right to delay the allocation of any Net Premium that requires underwriting. We allocate any subsequent Net Premium to the allocation options most recently elected by you and on file with us. See "Allocation of Premium" on page 19 for more information about how your premiums are allocated.

         7. MAY I TRANSFER POLICY VALUE AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

         You may transfer Policy Value among Investment Divisions and to the Fixed Account at any time, subject to certain restrictions. To make a transfer, you may write to us or call us at the phone number shown on the front page. Only one transfer from the Fixed Account during any Policy Year is permitted, and the amount you may transfer is limited.

         In addition, you may use our automatic dollar cost averaging and rebalancing programs. For additional information, please see "Dollar Cost Averaging" and "Rebalancing" on page 22.

         Each transfer in excess of 15 in a Policy Year will incur a charge of $25. Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs will not incur a $25 charge or count toward the 15 transfers per Policy Year.

         8.   WHAT ARE THE DEATH BENEFIT OPTIONS?

         We will pay the Death Benefit Proceeds to the beneficiary upon the death of the Insured. The policy provides for three Death Benefit options. Under Option A, the Death Benefit is equal to the greater of the Specified Death Benefit (or Target Death Benefit if the Scheduled Term Insurance Rider is elected) and the Minimum Death Benefit. Under Option B, the Death Benefit equals the greater of the Specified Death Benefit (or Target Death Benefit) plus the Policy Value, and the Minimum Death Benefit. Under Option C, the Death Benefit equals the greater of the Specified Death Benefit (or Target Death Benefit) plus the greater of the sum of the premiums minus total partial surrenders and zero, and the Minimum Death Benefit.

         You must choose one of the Death Benefit options when you apply for a policy. You may change your policy's Death Benefit option while the Insured is alive, subject to our approval and certain restrictions. We reserve the right to limit or refuse changes to the Death Benefit options. For additional information, please see "Death Benefit Options" on page 31.

         9.   HOW IS THE DEATH BENEFIT PAID?

         If the Insured dies while the policy is in force, we pay the Death Benefit Proceeds to your beneficiary. The Death Benefit Proceeds equal the Death Benefit (based on the Death Benefit Option then in effect), plus any additional rider benefits payable upon the Insured's death, less any amounts you owe us (including any outstanding Debt and unpaid policy charges). We determine the amount of the Death Benefit Proceeds as of the end of the Valuation Period during which we receive due proof of death. We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. Until due proof of death is received, any amount in the Separate Account will be subject to investment risk. For additional information, please see "Death Benefit" on page 31.

         10. CAN I INCREASE OR DECREASE MY POLICY'S SPECIFIED DEATH BENEFIT?

         Yes, you have considerable flexibility to increase or decrease your policy's Specified Death Benefit. You may request an increase after the first Policy Year and/or a decrease after the third Policy Year by writing to us. You are permitted only one change per Policy Year. Your requested increase or decrease must be at least $10,000. If you request an increase, you must provide evidence of insurability satisfactory to us. An increase in the Specified Death Benefit increases the charges deducted from your Policy Value and surrender charge. You may not decrease the Specified Death Benefit of your policy below the minimum Specified Death Benefit shown in your policy. The minimum is $100,000 for all policies. We reserve the right to limit or refuse changes in the Specified Death Benefit. Some examples of the bases on which a requested change could be refused are: i) the results of underwriting on a request for an increase indicate that the insured is no longer insurable, ii) the change would cause the policy to violate Section 7702 of the Code, iii) the policy owner is currently on claim for the Waiver of Monthly Deductions rider, iv) a decrease would reduce the Specified Death Benefit below the $100,000 minimum, or v) increases are not contractually allowed in the first year and decreases are not contractually allowed in the first 3 years. For more detail, see "Changes in Specified Death Benefit" on page 32. In addition, modifying your policy's Specified Death Benefit might have tax ramifications. For additional information, please see "Federal Tax Considerations" on page 46.

         11. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

         Yes. You may surrender your policy at any time for the Cash Surrender Value. If you request a full surrender between the expiration of the Right to Examine Period and the Allocation Date, we will refund the premium less any partial surrenders or policy loans.

         We currently permit you to take up to twelve partial surrenders per Policy Year, after the first Policy Year. The total partial surrender amount deducted from your Policy Value will consist of the amount payable to you, a flat fee of $25 and any applicable surrender charge and taxes. The total partial surrender amount must be at least $500. Other restrictions may apply. For more information, see "What are the Limitations on Partial Surrender?" on page 8 and "Partial Surrenders" on page 37. A full or partial surrender may have tax consequences. For more information, see "Federal Tax Considerations" beginning on page 46.

         12.   MAY I TAKE OUT A POLICY LOAN?


Yes, you have several options for taking a policy loan. We offer preferred loans and standard loans, depending on how much you want to borrow and when you take a loan. We charge a lower interest rate on preferred loans than on standard loans. You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Cash Surrender Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary. For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force. Day 1 Loans, in conjunction with 1035 exchanges, may also be available, subject to some limitations. Policy loans may have tax consequences if your policy is deemed to be a "modified endowment contract" for federal income tax purposes. For more information, see "Policy Loans" on page 35, and "Modified Endowment Contracts" on page 19.


         13.   CAN I CANCEL MY POLICY?

         In most states, you may cancel your policy by returning it to us within ten days after you receive it. In certain states, the Right to Examine Period may be longer. If you return your policy during the Right to Examine Period, the policy terminates and we will refund your premium, less any partial surrender and any policy loans. In some states, however, we will return the Policy Value plus fees and charges. For more information, see "Right to Examine the Policy," on page 40.

                               RISKS OF THE POLICY

         1.   IS MY POLICY VALUE GUARANTEED?

         Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Guaranteed Minimum Death Benefit feature. The value of your policy fluctuates with the performance of the allocation options you choose. Your allocation options may not perform to your expectations. Your Policy Values in the Investment Divisions may rise or fall depending on the performance of the portfolios in which the Investment Divisions invest and the charges under your policy. For more detail, please see "The Portfolios and Associated Risks" on page 9 and "The Separate Account" on page
23. In addition, a guarantee with respect to interest rate applies only to the Fixed Account allocation option.

         2.   IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

         The policy is designed for long term financial planning. Although the surrender charge decreases over time, while it is in effect it may be a substantial portion of or even exceed your Policy's Value. Accordingly, you should not purchase the policy if you may need to access the Policy Value within a short time. Because the policy is designed to provide benefits on a long-term basis, before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered.

         3.   CAN MY POLICY LAPSE?

         Your policy could lapse and terminate without value if your policy's Cash Surrender Value becomes too low to support the policy's monthly charges, unless: (a) during the first three Policy Years, you have paid the cumulative Minimum Premiums and your policy's Net Policy Value is greater than zero; or (b) the Guaranteed Minimum Death Benefit feature is in effect. If your Policy Value is too low to keep your policy in force you will have at least a 61-day Grace Period to pay additional amounts to prevent your policy from terminating. We will notify you in writing. See "Termination and Grace Period" on page 39. If you have any outstanding Debt when your policy lapses, you may have taxable income as a result. See "Federal Tax Considerations" on page 46. Poor investment performance may cause your policy to lapse. Policy loans or partial surrenders also increase the risk that your policy may lapse because they have the effect of reducing your policy's Cash Surrender Value.

         4. ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

         Because the policy provides for an accumulation of Policy Values as well as a Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the policy in part for such purposes may involve certain risks. For example, if the investment performance of the Investment Divisions is poorer than expected or if sufficient premiums are not paid, the policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the policy. Partial surrenders and policy loans may significantly affect current and future Policy Values, Cash Surrender Values or Death Benefit Proceeds. The policy is designed to provide benefits on a long-term basis. Before purchasing a policy for a specialized purpose, you should consider whether the long-term nature of the policy is consistent with the purpose for which it is being considered. In addition, using a policy for a specialized purpose may have tax consequences. See "Federal Tax Considerations" on page 46.

         5.   WHAT ARE THE LIMITATIONS ON PARTIAL SURRENDER?

         You may not take a partial surrender in the first Policy Year. After the first Policy Year, you may take no more than twelve partial surrenders per Policy Year. We reserve the right to increase or decrease the number of partial surrenders you may take in a Policy Year. The minimum total partial surrender amount is $500, including a $25 partial surrender fee and any applicable surrender charge or taxes. The surrender charge on a partial surrender is approximately proportional to the resulting decrease in the Policy Value. A partial surrender will reduce your Cash Surrender Value and may reduce your Specified Death Benefit. A partial surrender also will terminate the Guaranteed Minimum Death Benefit feature, if you have chosen that optional rider. We will not permit a partial surrender that would reduce the Cash Surrender Value to an amount less than or equal to the amount needed for the next three Monthly Deductions or if it would reduce the Specified Death Benefit below the minimum Specified Death Benefit shown in your policy. If your partial surrender request would reduce your Cash Surrender Value below that limit, we will either reject the request or allow you to surrender your policy, thereby ending your coverage. Please note that partial surrenders reduce your policy's Death Benefit. See "Partial Surrenders" on page 37. In addition, partial surrenders may have tax consequences. See "Federal Tax Considerations" on page 46.

         6.   WHAT ARE THE LIMITATIONS ON TRANSFER?

         Each transfer in excess of 15 in a Policy Year will incur a transfer charge of $25, excluding Allocation Date transfers and transfers due to dollar cost averaging or rebalancing programs. We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. We reserve the right to further limit transfers in any Policy Year, or to refuse any transfer request for an Owner or certain Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Owners or have a detrimental effect on Accumulation Unit Values or the share price of any portfolio. See "Transfer of Policy Value " on page 21.

         7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

         You may surrender your policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Surrender Charge" on page 42. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. We also deduct any outstanding Debt. In addition, the surrender of your policy may have tax consequences. See "Federal Tax Considerations" on page 46.

         8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

         Taking a loan from your policy may increase the risk that your policy will lapse. The loan will have a permanent effect on your Policy Value and will reduce the Death Benefit Proceeds. In addition, if your policy is a modified endowment contract for federal income tax purposes, taking a policy loan may have tax consequences. See "Policies Which are MECs" on page 48.

         9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

         Your policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of premiums you pay under the policy to ensure that your policy continues to meet that definition.

         Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial surrenders only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or partial surrender in excess of premiums paid are treated as ordinary income.

         Special rules govern the tax treatment of life insurance policies that meet the federal definition of a "modified endowment contract." Depending on the amount and timing of your premiums, your policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Partial surrenders and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of premium. The income portion of the distribution is includable in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any premium that would cause your policy not to qualify as a life insurance contract under the Code. For more information on the tax treatment of the policy, see "Federal Tax Considerations" on page 46.

                       THE PORTFOLIOS AND ASSOCIATED RISKS

         1.   WHAT IS A PORTFOLIO?

         Each of the Investment Divisions invests in shares of one of the portfolios. Each portfolio is a separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each portfolio holds its assets separate from the assets of the other portfolios, and each portfolio has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the portfolios. Each portfolio operates as a separate investment fund, and the income, gains and losses of one portfolio generally have no effect on the investment performance of any other. The portfolios in which the Investment Divisions currently invest are set forth in this prospectus. Some of the Investment Divisions described in this prospectus may not be available under your policy. For more information about the portfolios, please see "The Portfolios" on page 23.

         2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

         We do not promise that the portfolios will meet their investment objectives. Amounts you have allocated to the Investment Divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the portfolios in which those Investment Divisions invest. You bear the investment risk that those portfolios possibly will not meet their investment objectives. A description of each portfolio's investment policies and a comprehensive statement of each portfolio's risks may be found in its prospectus. For additional information, please see "The Portfolios" on page 23.

         3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

         You should read the portfolios' current prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks before allocating amounts to the Investment Divisions. If you do not have a prospectus for a portfolio, please contact us at our Service Center at the number listed on the first page of this prospectus and we will send you a copy.


                                    FEE TABLE

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

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                                TRANSACTION FEES

CHARGE                                   WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED 1
------                                   -----------------------                -----------------
Sales Charge                             When premium is allocated              6% of each premium in all years2

Premium Tax Charge                       When premium is allocated              2.5% of each premium3

Federal (DAC) Tax Charge                 When premium is allocated              1.5% of each premium

Surrender Charge                         When you surrender your policy or
(per $1,000 of Specified                 take a partial surrender, during the
Death Benefit)4                          first nine Policy Years or nine
                                         years after an increase in the
                                         Specified Death Benefit

Minimum and Maximum                                                             Minimum:   $2.49 per $1,000
Initial Surrender Charge                                                        Maximum:  $56.36 per $1,0005

   Initial Surrender Charge                                                     $15.88 per $1,000
   for a 45 year old Male Preferred
   Nonsmoker

Transfer Charge                          Each transfer in excess of 15 in any   $25 per transfer
                                         Policy Year

Illustration Charge6                     Each in-force illustration in excess   $25 per illustration
                                         of one in any Policy Year

Re-Underwriting Fee7                     If a transaction under your policy     $25
                                         requires underwriting approval after
                                         the Commencement Date

Partial Surrender Fee                    When you make a partial surrender      $25 per partial surrender
Expedited Delivery Charge8               When you request expedited delivery    Current:  $15 for wire transfers
                                         of surrender, partial surrender or               $10 for overnight delivery
                                         loan proceeds                                    $22.50 for Saturday delivery


THE SECOND TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY
DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND
EXPENSES.

                                            PERIODIC CHARGES
CHARGE                                   WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED 9
------                                   -----------------------                -----------------


Cost of Insurance Charge                                Monthly
(per $1,000 Net Amount at
Risk) 10

   Minimum and Maximum                                                            Minimum: 0.06 per $1,000
   COI Charge:                                                                    Maximum: 83.33 per $1,000

   COI Charge for a 45 year old Male                                            0.38 per $1,000
   Preferred Nonsmoker

Policy Fee                                              Monthly                 $15 per month for Policy
                                                                                Years 1-3
                                                                                $7.50 per month thereafter

Administrative Charge                                   Monthly                  $0.07 per month per $1,000 of
                                                                                 Specified Death Benefit for
                                                                                Policy Years 1-10;


                                                                                $0.01 per month per $1,000 of
                                                                                Specified Death Benefit thereafter

Mortality and Expense Risk Charge11                      Daily                  1.00% (on an annual basis) in all
                                                                                years

Policy Loan Interest Rate12                            Annually                 Preferred: 3%
                                                    (accrues daily)             Standard: 4%

Tax Charge13                                             Daily                  Currently:  None


CURRENTLY, WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE
RIDER YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR POLICY VALUE AS PART OF THE
MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OPTIONAL RIDERS SHOWN BELOW.
THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "OPTIONAL INSURANCE
BENEFITS" BEGINNING ON PAGE 33.

                                         OPTIONAL RIDER CHARGES
OPTIONAL BENEFIT                         WHEN CHARGE IS DEDUCTED                AMOUNT DEDUCTED 14
----------------                         -----------------------                ----------------

Accelerated Living Benefit Rider15                        N/A                                    N/A

Terminal Illness Benefit Rider15                          N/A                                    N/A






Scheduled Term Insurance Rider16


   Minimum and Maximum Cost of                                                  Minimum: 0.07 per $1,000
   Insurance Charge (per $1,000 of                      Monthly                 Maximum: 83.33 per $1,000

   Rider Death Benefit Coverage)17


   Cost of Insurance Charge for a 45                                            0.48 per $1,000
   year old Male Preferred
   Nonsmoker17

   Monthly Administrative Charge                        Monthly                 $0.07 per $1,000 of the excess of
                                                                                the Target Death Benefit over the
                                                                                Specified Death Benefit for years
                                                                                1-10;

                                                                                $0.01 per $1,000 of the excess of
                                                                                the Target Death Benefit over the
                                                                                Specified Death Benefit thereafter

Waiver of Monthly Deductions                            Monthly                 Minimum: $3.00 per $100 of Monthly
                                                                                Deduction
                                                                                Maximum: $36.00 per $100 of Monthly
                                                                                Deduction

Waiver of Specified Premium                             Monthly                 Minimum: $0.03 per $1 of Monthly
                                                                                Specified Premium
                                                                                Maximum: $0.11 per $1 of Monthly
                                                                                Specified Premium

Guaranteed Minimum Death Benefit                        Monthly                 $0.005 per $1,000 of the Specified
                                                                                Death Benefit






Other Insured Term Insurance Rider


   Minimum and Maximum Cost of                          Monthly                 Minimum: 0.06 per $1,000
   Insurance Charge (per $1,000 of                                              Maximum: 83.33 per $1,000

   Rider Coverage)17

   Cost of Insurance Charge for a 45                                             0.38 per $1,000
   year old Male Preferred Nonsmoker17


   Monthly Administrative Charge                        Monthly                 $0.07 per $1,000 of
                                                                                Death Benefit (charged only
                                                                                in year 1)

Child Insurance Rider                                   Monthly                 $2.08 per $5,000 of coverage  ($25
                                                                                on an annual basis)

THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY
PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE
MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE
DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE
PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                             AGAINST THE PORTFOLIOS

                                                                        MINIMUM             MAXIMUM
Total Annual Portfolio Operating Expenses18
(expenses that are deducted from portfolio assets,

including management fees, distribution (12b-1)                           0.40%               1.00%
fees, and other expenses)



The portfolios' expenses are assessed at the portfolio level and are not direct charges against the Investment Division or the Policy Value. These expenses are taken into account in computing each portfolio's per share net asset value, which in turn is used to compute the corresponding Investment Division's Policy
Value.

Each Investment Division purchases shares of the corresponding portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy and they may vary from year to year. Each Investment Division invests in Class B shares of the underlying portfolio. For each Investment Division, the fees and expenses of the underlying portfolio shown in this prospectus reflect the fees and expenses of the class of shares in which the Investment Division invests.


THE FIGURES IN THE FOLLOWING TABLE SHOW EXPENSE RATIOS FOR THE INDIVIDUAL
PORTFOLIOS FOR THE YEAR ENDED DECEMBER 31, 2003, EXCEPT WHERE OTHERWISE NOTED.


                              INDIVIDUAL PORTFOLIO
                             COMPANY ANNUAL EXPENSES
                     (as a percentage of average net assets)

-------------------------------------------------- ------------ -------------- --------------- -----------------


                                                      Mgmt.                                        Total
                                                      and         Estimated                        Annual
                                                      Admin.     Distribution       Other         Portfolio
                                                      Fees*      (12b-1 Fee)**    Expenses***     Expenses

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/AIM Large Cap Growth Fund                         0.85%         0.08%            0%             0.93%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/AIM Small Cap Growth Fund                         0.95%         0.04%            0%             0.99%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Alger Growth Fund                                 0.88%         0.07%            0%             0.95%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Alliance Capital Growth Fund                      0.68%         0.03%            0%             0.71%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Eagle Core Equity Fund                            0.77%         0.04%            0%             0.81%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Eagle SmallCap Equity Fund                        0.85%         0.05%            0%             0.90%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/FMR Balanced Fund****                             0.80%         0.02%            0%             0.82%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/FMR Capital Growth Fund****                       0.80%         0.02%            0%             0.82%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/JPMorgan International Value Fund                 0.92%          0%              0%             0.92%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Lazard Mid Cap Value Fund                         0.88%         0.09%            0%             0.97%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Lazard Small Cap Value Fund                       0.93%         0.07%            0%             1.00%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Mellon Capital Management S&P 500 Index           0.39%         0.01%            0%             0.40%
   Fund*****

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Mellon Capital Management S&P 400 MidCap          0.39%         0.01%            0%             0.40%
   Index Fund*****

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Mellon Capital Management Small Cap Index
   Fund*****                                          0.39%         0.01%            0%             0.40%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Mellon Capital Management Bond Index Fund         0.40%          0%              0%             0.40%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Mellon Capital Management International           0.45%          0%              0%             0.45%
   Index Fund

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Mellon Capital Management Enhanced S&P 500        0.58%         0.02%            0%             0.60%
   Stock Index Fund*****

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Oppenheimer Global Growth Fund                    0.85%          0%              0%             0.85%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Oppenheimer Growth Fund                           0.80%          0%              0%             0.80%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/PIMCO Total Return Bond Fund                      0.60%          0%              0%             0.60%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/PPM America Balanced Fund                         0.60%         0.01%            0%             0.61%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/PPM America High Yield Bond Fund                  0.61%          0%              0%             0.61%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/PPM America Money Market Fund                     0.40%          0%              0%             0.40%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/PPM America Value Fund                            0.65%         0.03%            0%             0.68%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Putnam Equity Fund                                0.77%         0.07%            0%             0.84%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Putnam International Equity Fund                  .93%          0.03%            0%             0.96%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Putnam Midcap Growth Fund                         0.85%         0.06%            0%             0.91%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Putnam Value Equity Fund                          0.74%         0.05%            0%             0.79%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Salomon Brothers Strategic Bond Fund              0.75%          0%              0%             0.75%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Salomon Brothers U.S. Government & Quality        0.58%          0%              0%             0.58%
   Bond Fund

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Select Large Cap Growth Fund******                0.78%         0.04%            0%             0.82%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Select Global Growth Fund******                   0.89%         0.05%            0%             0.94%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/T. Rowe Price Established Growth Fund             0.72%         0.03%            0%             0.75%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/T. Rowe Price Mid-Cap Growth Fund                 0.83%         0.01%            0%             0.84%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/T. Rowe Price Value Fund                          0.80%         0.02%            0%             0.82%

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Mellon Capital Management Communications          0.52%          0%            0.01%            0.53%
   Sector Fund*****

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Mellon Capital Management Consumer Brands         0.52%          0%            0.02%            0.54%
   Sector Fund*****

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Mellon Capital Management Energy Sector           0.52%          0%            0.02%            0.54%
   Fund*****

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Mellon Capital Management Financial Sector        0.52%          0%            0.01%            0.53%
   Fund*****

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Mellon Capital Management                         0.52%          0%            0.02%            0.54%
   Pharmaceutical/Healthcare Sector*****

-------------------------------------------------- ------------ -------------- --------------- -----------------
-------------------------------------------------- ------------ -------------- --------------- -----------------

JNL/Mellon Capital Management Technology Sector       0.52%          0%            0.01%            0.53%
   Fund*****

-------------------------------------------------- ------------ -------------- --------------- -----------------



*Certain Funds pay Jackson National Asset Management, LLC, the adviser, an administrative fee for certain services provided to the Fund by the adviser. The JNL/Select Global Growth Fund, the JNL/JPMorgan International Value Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Putnam International Equity Fund and all of the JNL/Mellon Capital Management Funds except the JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 Mid Cap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund and the JNL/Mellon Capital Management Global 15 Fund pay an administrative fee of .15%; the JNL/ Mellon Capital Management Global 15 Fund pays an administrative fee of .20%; the other Funds pay an administrative fee of ..10%. The administrative fees are paid to Jackson National Asset Management, LLC. The Management and Administrative Fee and the Total Fund Annual Expenses columns in this table reflect the inclusion of any applicable administrative fee. The management fees shown in the table for the Mellon Capital Management funds are lower than the actual fees incurred in 2003, to reflect reductions in the contractual management fee rates.

**The Trustees of JNL Series Trust have adopted a Brokerage Enhancement Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940. The Plan uses the available brokerage commissions to promote services and the sale of shares of the Trust. The brokerage commission rates and amounts paid by the Trust are not expected to increase as a result of the Plan, the staff of the Securities and Exchange Commission has taken the position that commission amounts received under the Plan should be reflected as distribution expenses of the Funds. The amounts listed as 12b-1 fees reflect the portion of the brokerage commissions paid to unaffiliated broker-dealers that are recaptured by the Trust and paid to the distributor to promote the service and sale of shares of the Trust. The distribution fee noted is an estimate in that it is not possible to determine with accuracy actual amounts that will be paid under the Plan to affiliated broker-dealers.

***Other Expenses reflect the fees and expense of the disinterested Managers and of independent legal counsel to the disinterested Managers.****As of May 3, 2004, Fidelity Management & Research Company replaced Janus Capital Corporation as the sub-adviser to this Fund.

*****As of February 18, 2004, Mellon Capital Management Corporation replaced Curian Capital LLC as the sub-adviser to this Fund. ******As of May 3, 2004, Wellington Management Company LLP replaced Janus Capital Corporation as the sub-adviser to this Fund.

S&P NAME. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500, " "500, " "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. These Funds and the JNL/Mellon Capital Management The S&P(R) 10 Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in these Funds. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.



                   PURCHASING A POLICY AND ALLOCATING PREMIUM

APPLYING FOR A POLICY. You may apply to purchase a policy by submitting a written application to us through an authorized sales representative. We will not issue a policy to insure people who are older than age 90. The minimum Specified Death Benefit is $100,000. Before we issue a policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any reason. Your policy may differ from the general description in this prospectus because we need to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the policy, as appropriate.

In general, we will issue your policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your policy in force, coverage under your policy will not commence until all requirements are met. An example of an outstanding requirement is an amendment to your policy that requires your signature. We commence coverage of the Insured under the policy on the Policy Date, which generally is the later of (i) the Issue Date, (ii) the date on which we receive your first premium or (iii) the date that all requirements have been met or a date mutually agreed upon by us and the Owner. We will permit you to backdate the Policy Date of your policy up to six months before the Issue Date to save age. Backdating to save age can be advantageous, by reducing the charges under your policy although it also will reduce the units initially allocated to the investment options. You should consult your sales representative for more information as to whether backdating to save age would be appropriate for you. The Policy Date determines Monthly Deduction days, Policy Months and Policy Years. If your Monthly Anniversary date is not a business day, the Monthly Deduction will occur on the next business day with an effective date equal to the Monthly Anniversary date.

If you pay a premium with your application, and your requested Specified Death Benefit is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application, but only if all conditions within the Temporary Insurance Agreement are met and first Minimum Premium is submitted. Some of the conditions include the following: all answers in materials submitted must be true, complete and accurate and you must never have been treated for, diagnosed with, or tested positive for a number of conditions. This temporary conditional coverage is limited to $500,000 ($25,000 in Kansas) or the Specified Death Benefit applied for, whichever is less.

If we approve your application, we begin to deduct policy charges as of the Policy Date. If we reject your application, we will not issue you a policy. We will return any premium you have paid, adding interest if, as, and at the rate, required in your state. We will not subtract any policy charges from the amount we refund to you.

PREMIUMS. To place your policy in force, you generally must pay an initial premium at least equal to three monthly Minimum Premium payments. As described in "Planned Premium" below, we send a notice prior to the planned premium date if you tell us that you plan to pay quarterly, semi-annually or annually. You may also pay premiums, including your initial premium through EFT (Electronic Fund Transfers).

You may pay additional premium at any time, and in any amount, as long as your premium would not cause your policy to lose its life insurance status under the Code, as explained in "Federal Tax Considerations" beginning on page 46. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, while your policy has an outstanding loan, we treat all payments received as new premium, except those received after interest is billed and before the Policy Anniversary. We may require satisfactory evidence of insurability before accepting any premiums that would increase the Net Amount at Risk.

Paying the Minimum Premium during the first three Policy Years can help keep your policy in force. During the first three Policy Years, if your total premium payments (less partial surrenders) exceeds the monthly Minimum Premium amount times the number of months since the Policy Date, we will not take the surrender charge into consideration in determining whether your Policy Value is sufficient to keep your Policy in force. Instead, your Policy will not enter the Grace Period provided that the Net Policy Value is greater than zero. After the first three years or if your total premiums (less partial surrenders) do not at least equal the necessary Minimum Premiums, the Cash Surrender Value (which is reduced by the then current surrender charge) is used for lapse testing. The Minimum Premium is shown on the policy data page of your Policy and varies by age, sex, underwriting classification, Specified Death Benefit, and optional benefits you have selected. We may change the monthly Minimum Premium amount to reflect changes you make to your policy. If so, the new monthly Minimum Payment amount begins to apply when the change becomes effective.

We reserve the right to refuse any premium payment less than $25 or limit the amount of premium payments.

Premium received 15 days or less in advance of the Policy Anniversary will be considered premium for the next Policy Year for purposes of calculating Sales Charges. There is currently no Sales Charge on premiums in excess of the Target Premium for a given Policy Year. See "Premium Charges" on page 40. As a result, the Sales Charge on a premium that is received 15 day or less in advance of the Policy Anniversary will be higher than if it otherwise would have been treated as premium in excess of the Target Premium. In addition, subject to your consent, if that premium in whole or part would exceed Guideline Premium or the Modified Endowment Contract, we will temporarily hold the entire premium and apply it to your Policy on the next Policy Anniversary. We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your policy to become a MEC. If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election. Otherwise we will return the premium to you. The premium will be placed in a non-interest bearing account until we apply it to your Policy. If we hold the premium for this reason, it will be deemed paid into your Policy on the next Policy Anniversary for all calculations under the Policy.

PLANNED PREMIUM. In your policy application, you will be asked to establish a schedule of "planned premium" payments by specifying the amount and frequency of such payments. You are not required to pay any planned premium. We will send you reminder notices prior to each planned payment date (except for those payments made in accordance with an EFT payment plan), which may be quarterly, semi-annually or annually, as specified by you. We reserve the right to stop sending such notices if no planned premiums are paid within any two Policy Years. You may change the amount or frequency of your planned premiums at any time by writing to us, subject to our consent.

Payment of planned premiums does not guarantee that your policy will remain in force, even if you pay all planned premiums as scheduled. If the value of your policy is not sufficient to keep your Policy in force, you may need to change your planned payment schedule or make additional payments in order to keep your Policy in force.

Paying planned premiums generally provides greater benefits than paying a lower amount of premium. In addition, you may use the planned premium to help remind you to pay at least the Minimum Premium during the first three Policy Years. Paying planned premiums also can help to keep your policy in force if your planned premium payments are at least as great as the Required Monthly Premium Amount necessary to keep the GMDB benefit in force. See "Guaranteed Minimum Death Benefit" on page 19.

PREMIUM LIMITS. Before we accept any premium that would require an increase in the Net Amount at Risk under your policy, you first must provide us with evidence of insurability. Also, the Code imposes limits on the amount of premium that can be contributed under a life insurance contract ("Guideline Premium limits"). If you exceed this limit, your policy would lose its favorable federal income tax treatment under the Code's definition of life insurance. Accordingly, we will not accept any premium that would cause your policy to exceed this limit, unless you increase the Specified Death Benefit (and/or Target Death Benefit) of your policy appropriately. To obtain this increase, you must submit a Written Request and satisfactory evidence of insurability meeting our then current underwriting standards. Otherwise we will accept only the portion of your premium that does not exceed the maximum permitted amount and we will refund the excess. In addition, we will not accept any additional premium from you until we can do so without exceeding the limit set by the Code. See "Federal Tax Considerations" on page 46 for more information. For premium received 15 days or less in advance of the Policy Anniversary, if we have your consent to hold the premium until the next Policy Anniversary, the premium limits will be applied when the premium is applied to your policy on the Policy Anniversary. See "Premiums" on page 17 for more information.

Paying too much premium also could cause your policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contracts" at page 19 for more information.

GUARANTEED MINIMUM DEATH BENEFIT ("GMDB"). The Guaranteed Minimum Death Benefit ("GMDB") feature can enable you to keep your policy's Specified Death Benefit in force for the life of the Insured regardless of changes in the Policy Value. You may choose this optional feature when you apply for your policy. We charge an additional charge for the Rider, as described in the Fee Table on page 9 of this prospectus.

Under this feature, we guarantee that your policy will remain in force, regardless of declines in Policy Value, if you meet the premium requirement under the rider. The premium requirement is met if, on each Monthly Anniversary,
(a) the total premiums paid less Debt exceed (b) the sum of the Required Monthly Premium Amounts for the period from the Policy Date to the relevant Monthly Anniversary or the Insured's Attained Age 100, if earlier. For policies with Day 1 Loans, "total premiums" include the actual premium received plus the amount of the loan.

If you fail the premium requirement, we will send you a notice giving you an opportunity to correct the deficiency by paying more premium. At the end of that period, if you have not paid the required additional premium, then the GMDB benefit will end. Once ended, this benefit cannot be reinstated, and the policy will stay in force only as long as the Policy Value is sufficient to keep the policy in force. The GMDB does not prevent the policy from entering the Grace Period, but an active GMDB will extend the Specified Death Benefit coverage for the life of the Insured even if the policy would otherwise lapse at the expiration of the Grace Period. For more information about the circumstances in which the policy might lapse, see "Termination and Grace Period" on page 39.

The GMDB does not cover riders, including the Scheduled Term Insurance Rider. If the Net Policy Value is insufficient to pay charges as they come due, only the GMDB and base policy coverage amount is guaranteed to stay in force.

If the Net Policy Value is insufficient to pay the base coverage and the GMDB rider charges as they come due, these charges are waived. Deduction of charges will resume once there is sufficient Net Policy Value.

If you take any partial surrenders, this rider will terminate. Only Death Benefit Option A is available with this rider. Changes to the policy's Death Benefit option are not allowed while this rider is in force.

MODIFIED ENDOWMENT CONTRACTS. In certain circumstances your policy might be deemed a "modified endowment contract", which is a category of life insurance contract defined in the Code. If your policy were to become a modified endowment contract, distributions and loans from the policy would result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Policies Which Are MECs" on page
48. Your policy could be deemed a modified endowment contract if, among other things, you pay too much premium or the Death Benefit is reduced. We monitor the status of your policy and advise you if you need to take action to prevent your policy from being deemed a modified endowment contract. If you pay a premium that would result in this classification, we notify you and allow you to request a refund of the excess premium, or other action, to avoid having your policy being deemed a modified endowment contract. If, however, you do choose to have your policy deemed a modified endowment contract, we do not refund the premium. We will require acknowledgment that the policy will be deemed a modified endowment contract.

Your policy also is deemed a modified endowment contract if you replace a modified endowment contract issued by another insurer with a policy. Payment of additional premium in connection with a replacement also could cause your policy to be deemed a modified endowment contract. For more information, please consult your tax adviser.

ALLOCATION OF PREMIUM. Your Net Premiums are generally allocated to the Investment Divisions and the Fixed Account in the proportions that you have selected. We deduct the Premium Charges from your premium before we allocate the Net Premium.

You must specify your allocation percentages in your application. Percentages must be in whole numbers and the total allocation must equal 100%. The minimum allocation percentage per allocation option is 1%. We allocate any additional premiums according to those percentages until you give us new allocation instructions. You may add or delete Investment Divisions and/or the Fixed Account from your allocation instructions.

We will generally allocate your initial Net Premiums to the Fixed Account on the Commencement Date. The Commencement Date is the date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement. If outstanding requirements prevent us from placing your policy in force, the Commencement Date is postponed and your Net Premiums are not allocated until you satisfy those requirements. We do not credit any interest or earnings on premiums we receive before the Commencement Date.


Following the Commencement Date, amounts designated for the Fixed Account will remain in the Fixed Account until otherwise instructed by you, while amounts designated for the Investment Divisions will be reallocated in accordance with your then current allocation instructions on the Allocation Date. Any additional Net Premium we receive before the Allocation Date will also be allocated to the Fixed Account until the Allocation Date. The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy. In most states, the Right to Examine Period is 10 days, but may be longer in some states. See "Right to Examine the Policy" on page 40 for more information about the Right to Return Period. Thus, for example, if the Right to Return Period is 10 days, the Allocation Date is generally 15 days after the Commencement Date. On the Allocation Date, we will transfer any amounts designated for the Investment Divisions (plus any interest credited thereto while held in the Fixed Account) to the applicable Investment Divisions. For amounts allocated to the Fixed Account prior to the Allocation Date, we may credit a different interest rate on amounts designated for the Fixed Account than on amounts designated for the Investment Divisions, but the rate will not be lower than 3%. Any transfers on the Allocation Date will not count against the annual limit under your policy.


After the Allocation Date, we generally allocate your additional Net Premium to the Investment Divisions and the Fixed Account as of the date your premium is received at our Service Center. If an additional premium would result in an increase in the Death Benefit and thus requires underwriting, we may delay allocation until we have completed underwriting. At that time, we will follow the allocation instructions in our file unless you send us new allocation instructions with your payment.

POLICY VALUE. Your Policy Value is the sum of the value of your interests in the Separate Account, the Fixed Account, and the Loan Account. Your Policy Value may increase or decrease daily to reflect the performance of the Investment Divisions you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of partial surrenders and charges assessed. There is no minimum guaranteed Policy Value.

Valuations for initial premiums and premiums requiring underwriting are made on the date your Net Premium is allocated to the Investment Divisions and the Fixed Account, as described in "Allocation of Premiums" above. We make all other valuations in connection with the policy on the day the premium or your transaction request is received at our Service Center, if that day is a Valuation Day. Otherwise, we make that determination on the next succeeding day that is a Valuation Day.

ACCUMULATION UNIT VALUE. We measure your Policy Value in the Separate Account by determining the value of the Accumulation Units that we credit to your policy. When you invest in an Investment Division, we credit your policy with Accumulation Units in that Investment Division. The number of Accumulation Units we credit equals the amount invested in the Investment Division divided by the value of the Investment Division's Accumulation Units on the Valuation Day that the allocation is made. The number of Accumulation Units we credit increases when premium is allocated to the Investment Division and amounts are transferred to the Investment Division, and loan repayments are transferred from the Loan Account to the Investment Divisions. The number decreases when certain charges are deducted from the Investment Division (for example, the cost of insurance charge, policy fee, administrative charge, partial surrender fee, and surrender charge), a loan is taken from the Investment Division, a transfer is made to another allocation option, or a partial surrender is made. However, these adjustments do not affect the value of an Accumulation Unit.

The value of an Accumulation Unit for each Investment Division varies to reflect the investment experience of the corresponding portfolio and the deduction of certain charges and expenses. We set the value of an Accumulation Unit at $10 when each Investment Division is established. Thereafter, on each Valuation Day, we determine the value of an Accumulation Unit for each of the Investment Divisions as follows:

     (1) Determine the total value of assets in the Investment Division;
     (2) Subtract from that amount the applicable mortality and expense risk charge and the tax charge (if any); and
     (3) Divide the result by the number of outstanding Accumulation Units.

You should refer to the prospectuses for the portfolios for a description of how the assets of each portfolio are valued since that determination directly affects the investment experience of the corresponding Investment Division and, therefore, your Policy Value.


TRANSFER OF POLICY VALUE. You may request a transfer of Policy Value among the Investment Divisions and the Fixed Account in writing or by telephone after the Allocation Date. You may transfer all or a portion of your value from one Investment Division to another Investment Division or to the Fixed Account. You may make one transfer from the Fixed Account to any Investment Division each Policy Year. This amount transferred from the Fixed Account may not exceed the greater of $1,000 (or the Fixed Account value, if less), the amount transferred out of the Fixed Account in the prior year, or 25% of your value in the Fixed Account. However, transfers under our dollar cost averaging and rebalancing programs are not subject to these limits. See "Dollar Cost Averaging" and "Rebalancing" on page 25.


As a general rule, we only make transfers on Valuation Days. If we receive your request in Good Order before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Day, we generally make the transfer that day. Otherwise, we make the transfer on the next day that is a Valuation Day. We process transfers at the price next computed after we receive your transfer request.

We charge $25 for each transfer in excess of 15 during a Policy Year, which is exclusive of any Allocation Date transfers. In addition, transfers pursuant to the dollar cost averaging or rebalancing program are free and do not count against the number of free transfers. We may modify or terminate your transfer privilege if we determine, in our sole discretion, that the exercise of that privilege by one or more Owners is or would be to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent the use of the transfer privilege that we consider to be possibly to the disadvantage of the Owner or other Owners. Restrictions could include, but are not limited to:

     o    A requirement for a minimum time period between transfers;

     o Not accepting transfer requests of a sales representative acting on behalf of more than one Owner (in which case, we will notify the person making the request by telephone or in writing of our decision not to accept the transfer requests- the notice will generally be given the same day as the request was made); or

     o    Limiting the dollar amount you may transfer at one time.


If we identify a pattern of frequent trading in and out of the sub-accounts, we place the account on a watch list and if the trading pattern continues we may terminate the transfer privileges or terminate electronic or telephone transfer privileges or require the transfer instructions to be mailed through regular US postal service, as necessary. We do not exempt any person or class of persons from this policy. We reserve the right to change, terminate, limit, or suspend the transfer provisions at any time. If we limit the transfer privileges, you may need to make a partial surrender to access the Policy Value in the Investment Division from which you sought a transfer. We will notify you and your representative in writing within 1-5 days after the pattern of frequent trading is identified.

Starting May 1, 2004, We will restrict round trip transfers made within 15 calendar days. We will allow redemptions from a sub-account, however, once a complete or partial redemption has been made from a sub-account through a sub-account transfer, you will not be permitted to transfer contract value back into that sub-account within 15 calendar days of the redemption. This restriction will not apply to the money market sub-account, the Fixed Accounts, Dollar Cost Averaging or the Automatic Rebalancing program. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous 15 days whether the transfer was requested by you or a third party. This restriction is designed to prevent abusive trading practices. If We determine that our goal of curtailing abusive trading practices is not being fulfilled, We may amend or replace the procedure described above without prior notice. We will consider waiving the procedure described above for unanticipated financial emergencies. Please contact our Service Center if your transfer request entails what you believe is a financial emergency.

TRANSFERS AUTHORIZED BY TELEPHONE OR THE INTERNET. You can request certain transactions by telephone or at www.jnl.com, our Internet Web site, subject to our right to terminate electronic or telephone transfer privileges, as described above. Our Customer Service representatives are available during business hours to provide you with information about your account. We require that you provide proper identification before performing transactions over the telephone or through our Internet Web site. For Internet transactions, this will include a Personal Identification Number (PIN). You may establish or change your PIN at www.jnl.com.


You may make transfers by telephone or through the Internet unless you elect not to have this privilege. Any authorization you provide to us in an application, at our Web site, or through other means will authorize us to accept transaction instructions, including Investment Division transfers/allocations, by you and your financial representative unless you notify us to the contrary. To notify us, please call us at the Service Center number listed on the first page.

When authorizing a transfer, you must complete your transfer request by the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for an Investment Division.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the close of the New York Stock Exchange, the instructions will be carried out that day. Otherwise the instructions will be carried out the next business day. We will retain records of all Web-based transactions by confirmation number. If you do not receive an electronic acknowledgement, you should telephone our Service Center immediately.


Telephone or Internet transfer requests may currently only be cancelled by calling the Service Center before the close of the New York Stock Exchange on the day the transaction will be processed. Our procedures are designed to provide reasonable assurance that telephone or any other electronic authorizations are genuine. Our procedures include requesting identifying information and tape-recording telephone communications and other specific details. We and our affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a transaction requested by telephone or other electronic means that you did not authorize. However, if we fail to employ reasonable procedures to ensure that all requested transactions are properly authorized, we may be held liable for such losses.


We do not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. We also reserve the right to modify, limit, restrict, or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or this telephonic and electronic transaction privilege. Elections of any optional benefit or program must be in writing and will be effective on the next Monthly Anniversary upon receipt of the request in good order. Some optional benefits may require underwriting and will be effective on the next Monthly Anniversary following underwriting approval.


Upon notification of the Owner's death, any telephone transfer authorization, other than by the surviving joint Owners, designate by the Owner ceases, and we will not allow such transactions unless the executor/representative provides written authorization for a person or persons to act on the executor's/representative's behalf.

DOLLAR COST AVERAGING. Under our dollar cost averaging program, you may authorize periodic transfers of a fixed dollar amount between or among the Investment Divisions and the Fixed Account. The minimum transfer amount of the dollar cost averaging program is $100, and transfers may occur monthly, quarterly, semi-annually, or annually. The minimum initial balance of your allocation option from which transfers will be made is $5,000.


The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfers from an INVESTMENT Investment Division with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile Investment Division.

Your request to participate in this program will be effective when we receive your completed request form at our Service Center. Call or write us for a copy of the request form and additional information concerning the program. We may change, terminate, limit, or suspend dollar cost averaging at any time.


REBALANCING. Rebalancing allows you to readjust the percentage of your Policy Value allocated to each Investment Division to maintain a pre-set level of investment in various market segments. Over time, the variations in each Investment Division's investment results will shift the balance of your Policy Value allocations. Under the rebalancing program, we automatically transfer your Policy Value, back to the percentages you specify in accordance with procedures and requirements that we establish. Restrictions on transfers from the Fixed Account will not apply to rebalancing.


You may request rebalancing when you apply for your policy or by submitting a completed Written Request to us at our Service Center. Please call or write us for a copy of the request form and additional information concerning rebalancing.

Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments. Other investment programs, such as the dollar cost averaging program, may not work in concert with rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or partial surrenders, while rebalancing is being used. We may change, terminate, limit, or suspend rebalancing at any time.

                              THE SEPARATE ACCOUNT

THE PORTFOLIOS. The Separate Account is divided into Investment Divisions. Each Investment Division invests in shares of one of the portfolios. Each portfolio is a separate investment series of JNL(R) Series Trust or JNL Variable Fund LLC, each an open-end management investment company registered under the 1940 Act. We briefly describe the portfolios below. You should read the current prospectuses for the portfolios for more detailed and complete information concerning the portfolios, their investment objectives and strategies, and the investment risks associated with the portfolios. If you do not have a prospectus for a portfolio, contact us and we will send you a copy.

Each portfolio holds its assets separate from the assets of the other portfolios and each portfolio has its own distinct investment objective and policies. Each portfolio operates as a separate investment fund and the income, gains, and losses of one portfolio generally have no effect on the investment performance of any other portfolio.

                                                                                                 ADVISER
                                                    INVESTMENT                                     (AND
                   NAME OF FUND                      OBJECTIVE                                 SUB-ADVISER)
          ===========================================================================================================
          JNL SERIES TRUST
          -----------------------------------------------------------------------------------------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/AIM Large Cap Growth             Seeks long-term growth of capital by        Jackson National Asset
                                               investing at least 80% of its assets (net   Management, LLC (and AIM
                                               assets plus the amount of any borrowings    Capital Management, Inc.)
                                               for investment purposes) in securities of
                                               large-capitalization companies.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/AIM Small Cap Growth             Seeks long-term growth of capital by        Jackson National Asset
                                               normally investing at least 80% of its      Management, LLC (and AIM
                                               assets (net assets plus the amount of any   Capital Management, Inc.)
                                               borrowings for investment purposes) in
                                               securities of small-cap companies.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Alger Growth                     Seeks long-term capital appreciation by     Jackson National Asset
                                               investing at least 65% of its total         Management, LLC (and
                                               assets in a diversified portfolio of        Fred Alger Management,
                                               equity securities - common stock,           Inc.)
                                               preferred stock, and securities
                                               convertible into or exchangeable for
                                               common stock - of large companies which
                                               trade on U.S. exchanges or in the U.S.
                                               over-the-counter market.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Alliance Capital Growth          Seeks long-term growth of capital by        Jackson National Asset
                                               investing primarily in a diversified        Management, LLC (and
                                               portfolio of common stocks or securities    Alliance Capital
                                               with common stock characteristics that      Management L.P.)
                                               the sub-adviser believes have the
                                               potential for capital appreciation, which
                                               include securities convertible into or
                                               exchangeable for common stock.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Eagle Core Equity                Seeks long-term capital appreciation and,   Jackson National Asset
                                               secondarily, current income by investing    Management, LLC (and
                                               at least 80% of its assets (net assets      Eagle Asset Management,
                                               plus the amount of any borrowings for       Inc.)
                                               investment purposes) in a diversified
                                               portfolio of common stock of U.S.
                                               companies that meet the criteria for one
                                               of three separate equity strategies: the
                                               growth equity strategy, the value equity
                                               strategy and the equity income strategy.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Eagle SmallCap Equity            Seeks long-term capital appreciation by     Jackson National Asset
                                               investing at least 80% of its assets (net   Management, LLC (and
                                               assets plus the amount of any borrowings    Eagle Asset Management,
                                               for investment purposes) in a diversified   Inc.)
                                               portfolio of equity securities of U.S.
                                               companies with market capitalizations in
                                               the range of securities represented by
                                               the Russell 2000(R)Index.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/FMR Balanced                     Seeks income and capital growth,            Jackson National Asset
                                               consistent reasonable risk by investing     Management, LLC (and
                                               60% of its assets in securities and the     Fidelity Management &
                                               remainder n bonds and other debt            Research Company)
                                               securities.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/FMR Capital Growth               Seeks long-term growth of capital by        Jackson National Asset
                                               investing in medium-sized companies.        Management, LLC (and
                                                                                           Fidelity Management &
                                                                                           Research Company)

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/JPMorgan International Value     Seeks high total return from a portfolio    Jackson National Asset
                                               of equity securities of foreign companies   Management, LLC (and
                                               in developed and, to a lesser extent,       J.P. Morgan Investment
                                               developing markets.                         Management, Inc.)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Lazard Mid Cap Value             Seeks capital appreciation by investing     Jackson National Asset
                                               at least 80% of its assets (net assets      Management, LLC (and
                                               plus the amount of any borrowings for       Lazard Asset Management)
                                               investment purposes) in a non-diversified
                                               portfolio of equity securities of U.S.
                                               companies with market capitalizations in
                                               the range of companies represented in the
                                               Russell Mid Cap Index and that the
                                               sub-adviser believes are undervalued
                                               based on their return on equity.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Lazard Small Cap Value           Seeks capital appreciation by investing     Jackson National Asset
                                               at least 80% of its assets (net assets      Management, LLC (and
                                               plus the amount of any borrowings for       Lazard Asset Management)
                                               investment purposes) in a non-diversified
                                               portfolio of equity securities of U.S.
                                               companies with market capitalizations in
                                               the range of companies represented by the
                                               Russell 2000(R)Index that the sub-adviser
                                               believes are undervalued based on their
                                               return on equity.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Mellon Capital Management S&P    Seeks to match the performance of the S&P   Jackson National Asset
          500 Index                            500(R) Index to provide long-term capital   Management, LLC (and
                                               growth by investing in                      Mellon Capital
                                               large-capitalization company securities.    Management Corporation)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Mellon Capital Management S&P    Seeks to match the performance of the S&P   Jackson National Asset
          400 MidCap Index                     400(R) Index to provide long-term capital   Management, LLC (and
                                               growth by investing in equity securities    Mellon Capital
                                               of medium capitalization weighted           Management Corporation)
                                               domestic corporations.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Mellon Capital Management        Seeks to match the performance of the       Jackson National Asset
          Small Cap Index                      Russell 2000(R)Index to provide long-term   Management, LLC (and
                                               growth of capital by investing in equity    Mellon Capital
                                               securities of small to mid-size domestic    Management Corporation)
                                               corporations.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Mellon Capital Management        Seeks to match the performance of the       Jackson National Asset
          International Index                  Morgan Stanley Capital International        Management, LLC (and
                                               Europe Australasia Far East Free Index to   Mellon Capital
                                               provide long-term capital growth by         Management Corporation)
                                               investing in international equity
                                               securities attempting to match
                                               the characteristics of each
                                               country within the index.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Mellon Capital Management Bond   Seeks to match the performance of the       Jackson National Asset
          Index                                Lehman Brothers Aggregate Bond Index to     Management, LLC (and
                                               provide a moderate rate of income by        Mellon Capital
                                               investing in domestic fixed-income          Management Corporation)
                                               investments.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Mellon Capital Management        Seeks to exceed the performance of the      Jackson National Asset
          Enhanced S&P 500 Stock Index         S&P 500 Index by tilting towards stocks     Management, LLC (and
                                               having higher expected return while         Mellon Capital
                                               maintaining overall index characteristics.  Management Corporation)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Oppenheimer Global Growth        Seeks capital appreciation by investing     Jackson National Asset
                                               primarily in common stocks of companies     Management, LLC (and
                                               in the U.S. and foreign countries. The      OppenheimerFunds, Inc.)
                                               Fund can invest without limit in foreign
                                               securities and can invest in any country,
                                               including countries with developed or
                                               emerging markets.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Oppenheimer Growth               Seeks capital appreciation by investing     Jackson National Asset
                                               mainly in common stocks of "growth          Management, LLC (and
                                               companies."  The Fund currently focuses     OppenheimerFunds, Inc.)
                                               on stocks of companies having a large
                                               capitalization (currently more than $12
                                               billion) or mid-capitalization ($2
                                               billion to $12 billion), but this focus
                                               could change over time as well as the
                                               companies the Fund considers to be
                                               currently large and mid-capitalization.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/PIMCO Total Return Bond          Seeks maximum total return, consistent      Jackson National Asset
                                               with the preservation of capital and        Management, LLC (and
                                               prudent investment management, by           Pacific Investment
                                               normally investing at least 80% of its      Management Company LLC)
                                               assets (net assets plus the amount of any
                                               borrowings for investment purposes) in a
                                               diversified portfolio of
                                               investment-grade, fixed-income securities
                                               of U.S. and foreign issuers such as
                                               government, corporate, mortgage- and
                                               other asset-backed securities and cash
                                               equivalents.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/PPM America Balanced             Seeks reasonable income, long-term          Jackson National Asset
                                               capital growth and preservation of          Management, LLC (and PPM
                                               capital by investing primarily in a         America, Inc.)
                                               diversified portfolio of common stock and
                                               fixed-income securities of U.S.
                                               companies, but may also invest in
                                               securities convertible into
                                               common stocks, deferred debt
                                               obligations and zero coupon
                                               bonds.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/PPM America High Yield Bond      Seeks to provide a high level of current    Jackson National Asset
                                               income, with capital appreciation as a      Management, LLC (and PPM
                                               secondary investment objective, by          America, Inc.)
                                               investing substantially in a diversified
                                               portfolio of long-term (over 10 years to
                                               maturity) and intermediate-term (3 to 10
                                               years to maturity) fixed-income
                                               securities of U.S. and foreign issuers,
                                               with an emphasis on higher-yielding,
                                               higher-risk, lower-rated or unrated bonds.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/PPM  America Money Market        Seeks a high level of current income as     Jackson National Asset
                                               is consistent with the preservation of      Management, LLC (and PPM
                                               capital and maintenance of liquidity by     America, Inc.)
                                               investing in high quality,
                                               short-term money market
                                               instruments.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/PPM America Value                Seeks long-term growth of capital by        Jackson National Asset
                                               investing at least 65% of its total         Management, LLC (and PPM
                                               assets in common stocks of domestic         America, Inc.)
                                               companies.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Putnam Equity                    Seeks long-term capital growth by           Jackson National Asset
                                               investing primarily in a diversified        Management, LLC (and
                                               portfolio of common stock of domestic,      Putnam Investment
                                               large-capitalization companies. However,    Management, Inc.)
                                               the Fund may also invest in preferred
                                               stocks, bonds, convertible preferred
                                               stock and convertible debentures if the
                                               sub-adviser believes that they offer the
                                               potential for capital appreciation.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Putnam International Equity      Seeks long-term growth of capital by        Jackson National Asset
                                               investing at least 80% of its assets (net   Management, LLC (and
                                               assets plus the amount of any borrowings    Putnam Investment
                                               for investment purposes) in a diversified   Management, Inc.)
                                               portfolio consisting primarily of common
                                               stocks of non-U.S. companies. The Fund
                                               invests in foreign securities that the
                                               sub-adviser believes offer significant
                                               potential for long-term appreciation.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Putnam Midcap Growth             Seeks capital appreciation by investing     Jackson National Asset
                                               mainly in common stocks of U.S.             Management, LLC (and
                                               mid-capitalization companies, with a        Putnam Investment
                                               focus on growth stocks which are stocks     Management, Inc.)
                                               whose earnings the sub-adviser believes
                                               are likely to grow faster than the
                                               economy as a whole.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Putnam Value Equity              Seeks capital growth, with income as a      Jackson National Asset
                                               secondary objective, by investing           Management, LLC (and
                                               primarily in a diversified portfolio of     Putnam Investment
                                               equity securities of domestic,              Management, Inc.)
                                               large-capitalization companies. At least
                                               80% of its assets (net assets plus the
                                               amount of any borrowings for investment
                                               purposes) will be invested, under normal
                                               market conditions, in equity securities.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Salomon Brothers Strategic Bond  Seeks a high level of current income,       Jackson National Asset
                                               with capital appreciation as a secondary    Management, LLC (and
                                               objective, by investing at least 80% of     Salomon Brothers Asset
                                               its assets (net assets plus the amount of   Management Inc.)
                                               any borrowings for investment
                                               purposes) in a globally diverse
                                               portfolio of fixed-income
                                               investments.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/Salomon Brothers U.S.            Seeks a high level of current income by     Jackson National Asset
          Government & Quality Bond            investing at least 80% of its assets (net   Management, LLC (and
                                               assets plus the amount of any borrowings    Salomon Brothers Asset
                                               for investment purposes) in: (i) U.S.       Management Inc.)
                                               Treasury obligations; (ii) obligations
                                               issued or guaranteed by agencies or
                                               instrumentalities of the U.S. Government
                                               which are backed by their own credit and
                                               may not be backed by the full faith and
                                               credit of the U.S. Government; and (iii)
                                               mortgage-backed securities guaranteed by
                                               the Government National Mortgage
                                               Association that are supported by the
                                               full faith and credit of the U.S.
                                               Government.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Select Large Cap Growth          Seeks long-term growth of capital by        Jackson National Asset
                                               investing primarily in a diversified        Management, LLC (and
                                               portfolio of common stocks of large U.S.    Wellington Management
                                               companies selected for their growth         Company, LLP)
                                               potential.

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Select Global Growth             Seeks long-term growth of capital through   Jackson National Asset
                                               a diversified portfolio of equity           Management, LLC (and
                                               securities of foreign and domestic          Wellington Management
                                               issuers.                                    Company, LLP)

          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/T. Rowe Price Established        Seeks long-term growth of capital and       Jackson National Asset
          Growth                               increasing dividend income by investing     Management, LLC (and T.
                                               primarily in a diversified portfolio of     Rowe Price Associates,
                                               common stocks of well-established U.S.      Inc.)
                                growth companies.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/T. Rowe Price Mid-Cap Growth     Seeks long-term growth of capital by        Jackson National Asset
                                               normally investing at least 80% of its      Management, LLC (and T.
                                               assets (net assets plus the amount of any   Rowe Price Associates,
                                               borrowings for investment purposes) in a    Inc.)
                                               diversified portfolio of common stocks of
                                               medium-sized (mid-cap) U.S. companies
                                               which the sub-adviser expects to grow at
                                               a faster rate than the average company.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL/T. Rowe Price Value              Seeks long-term capital appreciation by     Jackson National Asset
                                               investing in common stocks believed to be   Management, LLC (and T.
                                               undervalued.  Income is a secondary         Rowe Price Associates,
                                               objective.  In taking a value approach to   Inc.)
                                               investment selection, at least 65% of its
                                               total assets will be invested in common
                                               stocks the portfolio manager regards as
                                               undervalued.
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------
          JNL VARIABLE FUND LLC
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Mellon Capital Management        Seeks total return through a combination    Jackson National Asset
          Communications Sector                of capital appreciation and dividend        Management, LLC (and

                                               income.
                                                                                           Mellon Capital
                                                                                           Management Corporation)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Mellon Capital Management        Seeks total return through a combination    Jackson National Asset
          Consumer Brands Sector               of capital appreciation and dividend        Management, LLC (and

                                               income.
                                                                                           Mellon Capital
                                                                                           Management Corporation)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Mellon Capital Management        Seeks total return through a combination    Jackson National Asset
          Energy Sector                        of capital appreciation and dividend        Management, LLC (and

                                               income.
                                                                                           Mellon Capital
                                                                                           Management Corporation)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Mellon Capital Management        Seeks total return through a combination    Jackson National Asset
          Financial Sector                     of capital appreciation and dividend        Management, LLC (and

                                               income.
                                                                                           Mellon Capital
                                                                                           Management Corporation)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Mellon Capital Management        Seeks total return through a combination    Jackson National Asset
          Pharmaceutical/Healthcare Sector     of capital appreciation and dividend        Management, LLC (and

                                               income.
                                                                                           Mellon Capital
                                                                                           Management Corporation)
          ------------------------------------ ------------------------------------------- --------------------------
          ------------------------------------ ------------------------------------------- --------------------------

          JNL/Mellon Capital Management        Seeks total return through a combination    Jackson National Asset
          Technology Sector                    of capital appreciation and dividend        Management, LLC (and

                                               income.
                                                                                           Mellon Capital
                                                                                           Management Corporation)
          ------------------------------------ ------------------------------------------- --------------------------

The investment objectives and policies of certain of the portfolios are similar to the investment objectives and policies of other mutual funds that the portfolio's investment sub-advisers also manage. Although the objectives and policies may be similar, the investment results of the portfolios may be higher or lower than the investment results of those other mutual funds. We cannot guarantee, and make no representation, that the investment results of similar portfolios will be comparable even though the portfolios have the same investment advisers. The portfolios described are available only through variable annuity and variable life Contracts issued by Jackson National. Shares of the portfolios may also be sold directly to qualified retirement plans. They are NOT offered or made available to the general public directly.

A portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. A portfolio may not experience similar performance as its assets grow.

You should read the prospectuses for the JNL Series Trust and JNL Variable Fund LLC carefully before investing. Additional portfolios and Investment Divisions may be available in the future.

We automatically reinvest all dividends and capital gains distributions from a portfolio in shares of that portfolio at net asset value. The income and realized and unrealized gains or losses on the assets of each Investment Division are separate and are credited to or charged against the particular Investment Division without regard to income, gains or losses from any other Investment Division or from any other part of our business. We use the Net Premium you allocate to an Investment Division to purchase shares in the corresponding portfolio and redeem shares in the portfolios to meet policy obligations. The portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same portfolio. Although neither we nor any of the portfolios currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, each portfolio's board of directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a board of directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Owners will not bear the related expenses.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the portfolios held by the Investment Divisions to which you have allocated your Policy Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares with respect to certain matters. We notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the issues. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant portfolio for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions. However, if you assign your policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants. If you send us written voting instructions, we follow your instructions in voting the portfolio shares attributable to your policy. If you do not send us written instructions, we vote the shares attributable to your policy in the same proportion as we vote the shares for which we have received instructions from other Owners. We vote shares that we hold in the same proportion as we vote the shares for which we have received instructions from Owners.

We may, when required by state insurance regulatory authorities, disregard Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the portfolios or to approve or disapprove an investment advisory contract for one or more of the portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Owners to the investment objectives or the investment adviser of the portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the portfolio or would result in the purchase of securities for the portfolio that vary from the general quality and nature of investments and investment techniques utilized by the portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the portfolio shares without obtaining instructions from our Owners and we may choose to do so.

ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the portfolios are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares of a portfolio is no longer preferred, we may add or substitute shares of another portfolio or mutual fund for portfolio shares already purchased or to be purchased in the future. Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Investment Divisions:

     (a)  to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Investment Division to another, or from any Investment Division to our general account;

     (d)  to add,  combine,  or  remove  Investment  Divisions  in the  Separate
          Account;

     (e) to change the way in which we assess charges, as long as the charges do not exceed the maximum guaranteed charges under the policies; and

     (f) to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes.

If we take any of these actions, we will comply with the then applicable legal requirements.

                                THE FIXED ACCOUNT

If you select the Fixed Account, your money will be placed with Jackson National's other assets. The Fixed Account is not registered with the SEC and the SEC does not review the information we provide to you about the Fixed Account. Your policy contains a more complete description of the fixed accounts.

THE PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS IN THE FIXED ACCOUNT ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENTS ABOUT THE FIXED ACCOUNT IN THIS PROSPECTUS MAY BE SUBJECT TO GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

You may allocate part or all of your premium to the Fixed Account. Under this option, we guarantee the amount allocated (deductions may lower the amount we guarantee) to the Fixed Account and a minimum rate of interest of 3% that will be credited to the amount in the Fixed Account. From time to time and at our sole discretion, we may set a higher current interest rate applicable to premium and transfers allocated to the Fixed Account during a Policy Year. We may declare different rates for amounts that are allocated to the Fixed Account at different times. The rate will be re-set on the Policy Anniversary. All monies in the Fixed Account will be re-set to the same rate on the Policy Anniversary. We determine interest rates in accordance with a variety of factors.

Amounts allocated to the Fixed Account are part of the general account of Jackson National. We invest the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial surrenders from the Fixed Account for up to 6 months from the date we receive your written partial surrender request. We pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                           POLICY BENEFITS AND RIGHTS

DEATH BENEFIT. While your policy is in force, we will pay the Death Benefit Proceeds upon the death of the Insured. We will pay the Death Benefit Proceeds to the named beneficiary(ies) or, if none survives, to the contingent beneficiary(ies). We will pay the Death Benefit Proceeds in a lump sum or according to one of the optional payment plans, if available.

The Death Benefit Proceeds payable to the beneficiary equal the applicable Death Benefit, less any Debt and less any due and unpaid charges. The amount of Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Specified Death Benefit (or Target Death Benefit), and in some instances your Policy Value. The Death Benefit Proceeds may be increased, if you have added a rider that provides an additional benefit. Please see "Optional Insurance Benefits" beginning on page 33.

The Death Benefit Proceeds will include any amount which may be payable under the Guaranteed Minimum Death Benefit (if included in your policy), as of the end of the Valuation Period during which we receive due proof of death from the beneficiary of record (if there are multiple beneficiaries, we will calculate the Death Benefit Proceeds when we receive completed claim forms and due proof of death from the first beneficiary). We usually pay the Death Benefit Proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

We may in our sole discretion make available payment options to which the beneficiary may apply the Death Benefit Proceeds in order to receive a stream of periodic payments. If your beneficiary chooses an available payment option, we will offer a supplemental agreement setting forth the terms of the payment option. For information concerning the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus. At any time in our sole discretion we may change the selection or the terms of the payment options we then offer (if any) or discontinue offering payment options. Before choosing to apply Death Benefit Proceeds to payment option, your beneficiary should consult a qualified tax adviser.

DEATH BENEFIT OPTIONS. You may choose one of three Death Benefit options. Under each option, if you have added a Scheduled Term Insurance Rider to your policy, the Target Death Benefit rather than the Specified Death Benefit is used in calculating the Death Benefit:

     OPTION A: the Death Benefit is the greater of: (a) the Specified Death Benefit (or Target Death Benefit) of the policy; or (b) the Minimum Death Benefit. Option A is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the Minimum Death Benefit.

     OPTION B: the Death Benefit is the greater of (a) the Specified Death Benefit (or Target Death Benefit) plus the Policy Value; or (b) the Minimum Death Benefit. Under Option B, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your policy generally involves a constant Net Amount at Risk.

     OPTION C: the Death Benefit is the greater of: (a) the Specified Death Benefit (or Target Death Benefit) plus the greater of (i) the sum of all premiums paid minus all prior partial surrenders (including any applicable charges) or (ii) zero, or (b) the Minimum Death Benefit. Under this Option, your Death Benefit generally varies as you pay premiums and take partial surrenders.

The Minimum Death Benefit used in the Death Benefit formulas under the policy equals the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 95 or above. While your policy is in force, we guarantee that the Death Benefit will not be less than the greater of the current Specified Death Benefit (or Target Death Benefit) or the Minimum Death Benefit.

Since the cost of insurance charge is based upon the Net Amount at Risk, it generally is less under a policy with an Option A Death Benefit than one with an Option B Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option A than under Option B, but the Death Benefit under Option B increases or decreases directly with changes in the Policy Value. Thus, you may prefer Option A if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option B if your are seeking to increase Death Benefits. Option C may be preferable if you want a Death Benefit that would include a return of premium paid (less partial surrenders).

EXAMPLE OF APPLICABLE CORRIDOR PERCENTAGE. The corridor percentages used in calculating the Minimum Death Benefit are set so as to seek to ensure that the policies qualify as life insurance for federal income tax purposes. Accordingly, the policy provides that under all Death Benefit options, the Death Benefit will at least equal the Minimum Death Benefit. For example, under an Option A policy, an increase in the Policy Value due to favorable investment experience may increase the Death Benefit above the Specified Death Benefit (or Target Death Benefit), and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Death Benefit (or Target Death Benefit)).

                 ------------------------------------- ----------------------- --------------------
                                                                 A                      B
                 ------------------------------------- ----------------------- --------------------
                 ------------------------------------- ----------------------- --------------------
                 Specified Death Benefit                      $200,000              $200,000
                 ------------------------------------- ----------------------- --------------------
                 ------------------------------------- ----------------------- --------------------
                 Death Benefit Option                            A                      A
                 ------------------------------------- ----------------------- --------------------
                 ------------------------------------- ----------------------- --------------------
                 Insured's Age                                   50                    50
                 ------------------------------------- ----------------------- --------------------
                 ------------------------------------- ----------------------- --------------------
                 Policy Value                                 $115,000               $95,000
                 ------------------------------------- ----------------------- --------------------
                 ------------------------------------- ----------------------- --------------------
                 Applicable Corridor Percentage                 185%                  185%
                 ------------------------------------- ----------------------- --------------------
                 ------------------------------------- ----------------------- --------------------
                 Death Benefit                                $212,750              $200,000
                 ------------------------------------- ----------------------- --------------------

In Example A, the Death Benefit equals $212,750, i.e., the greater of $200,000 (the Specified Death Benefit) and $212,750 (the Policy Value of $115, 000, multiplied by the corridor percentage of 185%). This amount, less any Debt and unpaid charges, constitutes the Death Benefit Proceeds that we would pay to the beneficiary. In Example B, the Death Benefit is $200,000, i.e., the greater of $200,000 (the Specified Death Benefit) and $175,750 (the Policy Value of $95,000 multiplied by the corridor percentage of 185%).

CHANGES IN DEATH BENEFIT OPTION. Subject to our consent, after the first Policy Year, you may change the Death Benefit Option once each Policy Year by writing to us at the address given on the first page of this prospectus. If you ask to change from Option A to Option B, we reduce the Specified Death Benefit (and Target Death Benefit, if Scheduled Term Insurance Rider is elected) of your Policy by the amount of the Policy Value. If you ask to change from Option B to Option A, we increase the Specified Death Benefit (and Target Death Benefit) of your policy by the amount of the Policy Value. If you ask to change from Option C to Option A, we increase the Specified Death Benefit (and Target Death Benefit) by the greater of the sum of all your premiums paid, less all prior partial surrenders or zero. You may not change from Option C to Option B or from Option A or B to Option C. The change takes effect on the first Monthly Anniversary following our approval at least one business day after we approve your Written Request. If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary. We may require evidence of insurability satisfactory to us for a change from Option A to Option B. We do not currently require you to prove insurability for other changes in Death Benefit Option.

You may not change the Death Benefit Option under your policy if afterward the Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit. The Guaranteed Minimum Death Benefit rider is available only with Death Benefit Option A.

CHANGES IN SPECIFIED DEATH BENEFIT. You may request an increase in Specified Death Benefit after the first Policy Year, and a decrease in the Specified Death Benefit after the third Policy Year. You may change the Specified Death Benefit one time per Policy Year. You may request the change by writing to us at the address shown on the first page of this prospectus. You should be aware that a change in the Specified Death Benefit changes the Net Amount at Risk and, therefore, changes the cost of insurance charges on your policy. In addition, approved increases will be subject to an additional surrender charge (based on the amount of the increase, the Insured's Attained Age and underwriting risk classification). The change will take effect on the first Monthly Anniversary after we approve the request. If less than one business day remains before the Monthly Anniversary, the change will be effective on the second following Monthly Anniversary. We do not permit a Specified Death Benefit change if the policy is in the Grace Period.

When the Specified Death Benefit of a policy is increased after issue, a new segment of coverage is created to which cost of insurance rates that differ from the original coverage cost of insurance rates are applied. This is done to reflect the additional underwriting and a higher attained age. If you request a decrease in Specified Death Benefit, we first apply it to coverage provided by the most recent segment of Specified Death Benefit then to the next most recent segment successively and finally to the coverage under the original application. The minimum decrease amount is $10,000. We do not permit a decrease in the Specified Death Benefit of your policy if afterward the Specified Death Benefit remaining in force would be less than the minimum Specified Death Benefit or cause your policy to lose its status as a contract of life insurance under the Code. If your policy has a Scheduled Term Insurance Rider, any approved decrease will apply first to the Target Death Benefit, and then to the Specified Death Benefit. The existence of these segments necessitates that any decrease be applied in reverse order to the segments. For more information, see "Death Benefit Options" beginning on page 31.

To apply for an increase in the Specified Death Benefit, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. The increased coverage amount may be in a different rate class from your base coverage. We do not permit any increase in Specified Death Benefit after the Insured's 90th birthday. The minimum amount of a Specified Death Benefit increase is $10,000.

You should be aware that an increase in the Specified Death Benefit of your policy affects the cost of insurance charges applicable to your policy. As noted above, we deduct a larger amount of cost insurance charges, because an increase in the Specified Death Benefit also increases the Net Amount at Risk under your policy. We will not approve a request for a Specified Death Benefit increase if the Cash Surrender Value is too small to pay the Monthly Deduction through the end of the Policy Year. As described in "Surrender Charge" on page 42, if you increase the Specified Death Benefit under the policy a new surrender charge will apply. Modifying the policy's Specified Death Benefit may have tax ramifications. For additional information, please see "Federal Tax Considerations" on page 46.

OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your policy to provide additional optional insurance benefits. We may require evidence of insurability before we issue a rider to you. If we impose any charge for a rider, we will deduct the charge as part of the Monthly Deduction. For more information concerning what optional riders are offered and their operation and costs, please ask your sales representative or contact us at our Service Center. At our sole discretion we may offer riders or stop offering any rider at any time.

Not all of these riders may be available in your state, and the terms of these benefits may differ in some states. We currently offer the following riders for this policy. We add the Accelerated Living Benefit Rider and Terminal Illness Benefit Rider automatically (in states where they are available) and at no cost to you. The Guaranteed Minimum Death Benefit Rider is available only at policy issue.

ACCELERATED LIVING BENEFIT RIDER - The rider waives surrender charges on a partial surrender of up to 25% of the Policy Value if the Insured is diagnosed with one of certain specified conditions. As with all partial surrenders, the Death Benefit is decreased by an amount related to the decrease in the Policy Value. The partial surrender will be taken from the Fixed Account and the Investment Divisions in proportion to their then current value, unless you request otherwise. There is no expiry date.

TERMINAL ILLNESS BENEFIT RIDER - The rider provides an accelerated payment of life insurance proceeds if the Insured is terminally ill, as defined in the rider. You may request an accelerated benefit of between 25% and 100% of the Death Benefit (or $250,000, if less). The amount of the benefit is calculated as the amount requested less the following: a discount for 12 months' interest as specified in the rider, a pro rata portion of any outstanding Debt, an administrative expense charge fee as determined by the Company (not to exceed $100), and any unpaid policy charges. The Death Benefit will be reduced by the dollar amount requested. All other values under the policy will be reduced proportionately. There is no expiry date for the base Insured. This rider terminates upon payment of any benefit under the rider. The expiry date for the rider Insured is at the expiry of the Other Insured Term Insurance Rider.

SCHEDULED TERM INSURANCE RIDER - You may increase your total life insurance coverage by adding this rider to your policy. This rider may be added after the Issue Date and will be effective on the Monthly Anniversary following approval. This rider enables you to adjust your total coverage under the policy to meet your anticipated needs. When you apply for this rider, you select a Target Death Benefit, which is your desired amount of total insurance coverage. The Target Death Benefit may be for the life of the rider or it may be scheduled to change at the beginning of specified Policy Years. The Target Death Benefit may equal the Specified Death Benefit. All changes reflected in the schedule of Target Death Benefits must occur on a Policy Anniversary. The Target Death Benefit cannot be scheduled to be reduced in the first seven Policy Years. The Target Death Benefit can be changed and will be effective the Monthly Anniversary following our approval. The Specified Death Benefit must be at least 20% of the Target Death Benefit. The death benefit coverage under this rider equals the Total Death Benefit minus the Base Death Benefit under the base policy (i.e., determined without considering the rider), but not less than zero. The rider does not provide a fixed amount of term coverage. Rather, the rider coverage adjusts automatically to changes in the base policy Death Benefit so that the sum of the rider coverage and the base policy coverage will equal the Total Death Benefit so long as the rider is in effect. Your Total Death Benefit will depend on which Death Benefit Option you have selected.

     o Under Death Benefit Option A, your Total Death Benefit is the greater of (a) the Target Death Benefit or (b) the Minimum Death Benefit.

     o Under Death Benefit Option B, your Total Death Benefit is the greater of (a) the Target Death Benefit plus the Policy Value or (b) the Minimum Death Benefit.

     o Under Death Benefit Option C, your Total Death Benefit is the greater of (a) the Target Death Benefit plus the greater of (i) total premiums less total partial surrenders (including any applicable charge) or
          (ii) zero or (b) the Minimum Death Benefit.

If your Policy Value increases sufficiently to require that the Base Death Benefit equal the Total Death Benefit, then the benefit under the rider would be zero. However, the rider would remain in effect until you remove it from your policy. Thereafter, if your Policy Value later dropped such that the Base Death Benefit were lower than the Total Death Benefit, your rider would resume providing a benefit.

You may increase your coverage under this rider in accordance with our rules for increasing the Specified Death Benefit of the policy and the rules above. See "Changes in Specified Death Benefit" on page 32. However, we will treat a request to increase the death benefit as a request to increase both the Specified Death Benefit and the Target Death Benefit, unless you specifically request otherwise.

You may decrease your coverage under this rider in accordance with our rules for decreasing the Specified Death Benefit of the policy. See "Changes in Specified Death Benefit" at page 32. Approved reductions will apply first to the rider coverage, then to previously approved increases in the Specified Death Benefit, and then to the original Specified Death Benefit. We may refuse to effect scheduled increases in Target Death Benefit if you cancel a scheduled change or ask for an unscheduled decrease in your Target Death Benefit. Partial surrenders, changes from Death Benefit Option A to Option B, and decreases in your death benefit coverage may reduce the amount of your Target Death Benefit in the same manner as those transactions would reduce your policy's Specified Death Benefit. See "Partial Surrenders" on page 37 and "Changes in Death Benefit Option" on page 32.


We deduct a separate monthly cost of insurance charge for coverage under this rider. The cost of insurance charge will equal the benefit under the rider times the applicable cost of insurance rate as of the applicable Monthly Anniversary. The cost of insurance rate will be determined by us from time to time, based on the Insured's age at issue of the rider, sex and underwriting risk class, and the number of years since the rider was issued. This rider expires at the Insured's Attained Age 100. We also deduct a monthly administrative charge on the excess of the Target Death Benefit over the Specified Death Benefit which will be the same as the monthly administrative charge under the base policy (this is deducted even if the rider benefit is reduced to zero). The total charges you may pay under a policy with this rider may be more or less than you would pay if all of the coverage were provided under the base policy alone. We do not charge a sales charge or surrender charge under this rider. If you increase the Target Death Benefit after the rider is issued, we may require satisfactory evidence of insurability, and we will determine the applicable underwriting risk class and cost of insurance charge separately for the additional coverage.


This rider has no surrender value and does not contribute to the Policy Value. The only benefit payable under this rider is the additional death benefit. Benefits under this rider are not covered by the Guaranteed Minimum Death Benefit Rider ("GMDB"). Accordingly, if the GMDB is in force and the Net Policy Value is insufficient to pay charges as they come due and you do not pay sufficient additional premium (see "Termination and Grace Period" on page 39), this rider will terminate; thereafter, if your policy has a GMDB Rider in effect, only the coverage provided by the base policy will remain in force.

Commissions payable to sales representatives on the sale of policies with a Scheduled Term Insurance Rider are calculated based on the total premium payments made for the base policy and the rider. The commissions will vary depending on the ratio of the death benefit for the base policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases.

WAIVER OF MONTHLY DEDUCTIONS RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary after the Insured reaches Attained Age 60, we will waive the Monthly Deduction for the policy and any rider then in effect during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Specified Premium Rider. Policy changes that would result in a larger Monthly Deduction may be restricted during a period of disability. These changes could include the addition of an additional Other Insured Term Insurance Rider or benefits requiring evidence of insurability. The policy may lapse if Debt is greater than the Policy Value less the surrender charge.

WAIVER OF SPECIFIED PREMIUM RIDER. In the event of the Insured's total disability commencing before the Policy Anniversary corresponding to the Insured's Attained Age 60, we will pay a specified monthly premium into the policy during the continuance of the disability. Eligible issue ages for this rider are 18-55. You may not select both this rider and the Waiver of Monthly Deduction Rider. Payment of the specified premium may not be sufficient to keep the policy in force during the period of disability.

GUARANTEED MINIMUM DEATH BENEFIT RIDER. See "Guaranteed Minimum Death Benefit" on page 19.

OTHER INSURED TERM INSURANCE RIDER. This rider provides term insurance coverage on an additional person up to the earlier of the Insured's Attained Age 100 or the Rider Insured's Attained Age 100, subject to the terms of the rider. If the Rider Insured is not related to the Insured on the policy and the policy is not a MEC, the charges deducted for this rider may be treated as distributions for tax purposes and accordingly reduce the cost basis of the policy. For MEC contracts, the charges for the Rider Insureds who are not related to the Insured may be treated as taxable distributions for tax purposes, to the extent there is a gain in the contract. You should consult a qualified tax adviser for more information. At any time before or on the Rider Insured's 65th birthday, this rider may be converted to other permanent insurance we then offer for conversion (except term insurance). You may not be permitted to reduce or remove the rider if it would cause the policy to fail the definition of life insurance. Accordingly, you should consult your tax counsel before removing or reducing the rider.

CHILD INSURANCE RIDER. This rider provides for term insurance on the Insured's children. We provide coverage until the earlier of the 22nd birthday of each child (issue ages: 14 days to 18th birthday) or the end of the premium paying period for the rider. The rider expires at the Insured's Attained Age 65. Up to 5 units may be purchased. Each unit provides $5,000 of term coverage on each Insured child. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. The rider may be exchanged for a whole life policy on the earlier of each child's 22nd birthday and the Insured's 65th birthday. We do not require evidence of insurability to exchange the rider.


POLICY LOANS. While the policy is in force, and not in the Grace Period, and after the Allocation Date, you may borrow money from us using the policy as the only security for your loan, subject to some limitations. Loans have priority over the claims of any assignee or any other person. Any outstanding policy loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable beneficiary, you must also obtain his or her written consent before we make a policy loan to you. You may borrow up to the maximum loan amount, which except for Day 1 Loans, is the Cash Surrender Value in effect as of the end of the Valuation Period in which we grant your request minus the Monthly Deductions to your next Policy Anniversary, or the next following Policy Anniversary if the loan is within 30 days of a Policy Anniversary. For Day 1 Loans, the maximum loan amount is up to 90% of your premium payment, and this depends on the anticipated Monthly Deductions to which your policy will be subject to keep it in force. The minimum loan amount is $500.


We ordinarily disburse your loan to you within seven days after we receive your loan request at our Service Center. We may, however, postpone payment in the circumstances described below in "Postponement of Payment".

When we make a policy loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We make these transfers pro rata from the Investment Divisions and the Fixed Account, unless you instruct us otherwise in writing. We credit interest to the Loan Account at 3% annually.

Interest on policy loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate. In addition, on each Policy Anniversary, the value of the Loan Account is set equal to the Debt. Accordingly, we transfer to the Loan Account an amount of Policy Value equal to the amount by which the Debt exceeds the value of the Loan Account. Similarly, if the value in the Loan Account exceeds Debt, we transfer the excess from the Loan Account to the Investment Divisions and the Fixed Account on a proportional basis.


Preferred loans are loans against Earnings that are available only after the tenth Policy Anniversary. All other loans are treated as standard loans. Day 1 Loans, if available, may only be taken in conjunction with a 1035 transfer (or 1035 exchange) of a policy with an existing loan for this policy. After the tenth Policy Year, each loan will be treated as a preferred loan in an amount up to current Earnings, if any, and as a standard loan as to any loan amount in excess of Earnings. The relative amounts of any outstanding policy loans will be reset on each Policy Anniversary based on current Earnings, if any. Preferred and standard loans accrue interest daily at an annual simple interest rate of 3% and 4%, respectively. In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%.


While the policy is in force, you may repay all or part of a policy loan without any penalty. To repay a loan in full, the loan repayment must equal the Debt. If you intend a payment to be a loan repayment rather than additional premium, you must clearly identify the payment as such or we treat it as additional premium. We apply all loan repayments first to the loan principal, and then to the accrued loan interest. We first apply all loan repayments to any standard loans you may have taken. When we receive a loan repayment, we transfer an equal amount from the Loan Account to the Investment Divisions and Fixed Account according to the most recent premium allocation instructions on file, unless you instruct us otherwise. We reserve the right to require loan repayments to be credited to the Fixed Account to the extent that was the source of the loan being repaid. We may refuse any loan repayment less than $25. An overpayment of a loan may be treated as either as additional premium or it will be refunded at our election unless you specify in writing with your payment that any overpayment should be refunded.

If the total outstanding Debt exceeds the Policy Value less the surrender charge of your policy, we notify you and any assignee in writing. To keep the policy in force, we require you to pay a premium sufficient to keep the policy in force for at least three more months. If you do not pay us sufficient premium within the Grace Period, your policy lapses and terminates without value. As explained below in the section entitled "Reinstatement," you may subsequently reinstate the policy by either repayment or reimbursement of any Debt that was outstanding at the end of the Grace Period, however the loan cannot be reinstated. If your policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences.

A policy loan, whether or not repaid, will have a permanent effect on your Policy Value because the investment results of each Investment Division and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value will not increase as rapidly as it would if you had not taken a policy loan. If the Investment Divisions and/or Fixed Account earn less than that rate, then your Policy Value will be greater than it would have been if you had not taken a policy loan. The combination of an increasing loan balance, deduction for contract charges and fees, and unfavorable investment performance may cause the policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the policy. Also, if you do not repay a policy loan, your Debt reduces the Death Benefit and Cash Surrender Value otherwise payable.

In addition, you may realize taxable income when you take a policy loan. If your policy is treated as a modified endowment contract for federal tax purposes, policy loans are treated as partial surrenders for tax purposes, and the amount of the loan equal to any increase in your Policy Value may be treated as taxable income to you. In addition, you may also incur an additional 10% percent penalty tax. This penalty tax will not apply to any amounts: (1) paid on or after the date you reach age 59 1/2, (2) paid to your beneficiary after you die or (3) paid if you become totally disabled (as that term is defined in the Code).

You should also be aware that interest on policy loans is generally not deductible. Before you take a policy loan, you should consult your tax adviser and carefully consider the potential impact of a policy loan on your rights and benefits under the policy.

SURRENDERS. While your policy is in force, you may surrender your policy. Your policy terminates on the day we receive your Written Request in good order. You must submit your policy or a lost policy affidavit to our Service Center with your written surrender request.

Upon surrender, we pay you the Cash Surrender Value determined as of the day we receive your Written Request. The Cash Surrender Value equals the Policy Value, minus the surrender charge minus any Debt. The surrender charge is described in "Surrender Charge" below. Generally, we pay you the Cash Surrender Value of your policy within seven days of our receipt of your Written Request. You may not reinstate the policy once it is surrendered. We have set forth the tax consequences of surrendering the policy in "Federal Tax Considerations" below.

We may in our discretion make available payment options to which you may apply surrender proceeds in order to receive a stream of periodic payments. If you choose a payment option, we will offer a supplemental agreement setting forth the terms of the selected option. For information about the payment options we currently offer, speak to your sales representative or contact us at the address or telephone number on the first page of this prospectus. At any time in our discretion we may change the selection or the terms of the payment options we then offer, or discontinue offering payment options.

Surrendering your policy and applying the proceeds to a payment option may result in your being deemed to receive taxable income. Accordingly, before following this course of action you should consult a qualified tax adviser.

PARTIAL SURRENDERS. While your policy is in force after the first Policy Year, you may withdraw a portion of your Cash Surrender Value by sending a Written Request to our Service Center.

Your Written Request for a partial surrender will be effective on the day we receive it at our Service Center, or, if not a Valuation Day, the next day that is a Valuation Day. We pay you the amount requested and we deduct that amount plus any applicable surrender charge and a $25 partial surrender fee from your Policy Value. The minimum partial surrender amount is $500. We will not permit a partial surrender to reduce the Cash Surrender Value to an amount less than or equal to the equivalent of the next three Monthly Deductions. If your partial surrender would exceed that limit, we will notify you and give you the option of withdrawing your request or surrendering your policy. Unless you request otherwise, we take the partial surrender from the Investment Divisions and the Fixed Account in proportion to each one's respective value at the time. The amount withdrawn from the Fixed Account may not exceed the total amount withdrawn times the ratio of the Fixed Account Value to the value in the Investment Divisions and Fixed Account immediately before the partial surrender.

A partial surrender may reduce the Specified Death Benefit (and the Target Death Benefit, if your policy has a Scheduled Term Insurance Rider) under your policy as well as the Policy Value. The effect on the Death Benefit will depend on the Death Benefit Option then in effect.

For policies with Death Benefit Option A:

If your policy does not have a Scheduled term Insurance Rider:

If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit by the partial surrender amount. Otherwise if your Death Benefit equals the Minimum Death Benefit, we will reduce the Specified Death Benefit by the amount by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender.

EXAMPLE: The following example illustrates the effect of a partial surrender on a policy having the indicated values, where the Base Death Benefit equals the Minimum Death Benefit. The example assumes a corridor percentage of 250% and a total partial surrender amount of $20,000.

                                           Before the Partial Surrender        After the Partial Surrender
         Policy Value                      $84,000                             $64,000
         Specified Death Benefit (A)       $200,000                            $190,000
         Minimum Death Benefit (B)         $210,000 ($84,000 x 250%)           $160,000 ($64,000 x 250%)
         Base Death Benefit                $210,000 (greater of A and B)       $190,000 (greater of A and B)


As shown above, the Policy Value is reduced by $20,000, the total amount of the partial surrender, while the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit ($200,000) immediately before the partial surrender.

If your policy has a Scheduled Term Insurance Rider:

      If the Minimum Death Benefit is less than or equal to the Specified Death Benefit, we will reduce the Specified Death Benefit and the Target Death Benefit by the partial surrender amount. If the Minimum Death Benefit is greater than the Specified Death Benefit but less than or equal to the Target Death Benefit, we will reduce the Specified Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender, and we will reduce the Target Death Benefit by the partial surrender amount. If the Minimum Death Benefit is greater than the Specified Death Benefit and the Target Death Benefit, we will reduce the Specified Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Specified Death Benefit immediately before the partial surrender, and we will reduce the Target Death Benefit by the amount (if any) by which the partial surrender amount exceeds the difference between the Minimum Death Benefit and the Target Death Benefit immediately before the partial surrender. See Appendix A for examples of how your insurance coverage would change under Death Benefit Option A as the result of a partial surrender.

For policies with Death Benefit Option B:

A partial surrender generally does not affect the Specified Death Benefit (Target Death Benefit). However, the Death Benefit Proceeds typically are reduced dollar-for-dollar.

For policies with Death Benefit Option C:

If the partial surrender amount is less than the total premiums paid minus the total of all prior partial surrenders (including related charges), the Specified Death Benefit and the Target Death Benefit (if any) will not be reduced. Otherwise, the Specified Death Benefit is reduced by the amount that the partial surrender amount exceeds the greater of: (1) total premiums paid minus the sum of all partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Specified Death Benefit or (3) zero, and the Target Death Benefit (if any) is reduced by the amount that the partial surrender amount exceeds the greater of (1) total premium minus the sum of all partial surrender amounts (including related charges), (2) the Minimum Death Benefit less the Target Death Benefit or (3) zero.

Partial surrenders are not permitted if the Death Benefit reduction would reduce the Specified Death Benefit below the minimum Specified Death Benefit ($100,000) or cause the policy to lose its status as life insurance under the Code. If the Scheduled Term Insurance Rider is elected, the death benefit will be re-calculated upon partial surrender.

A partial surrender may give rise to taxable income. Also, we will notify you if a partial surrender would cause your policy to be treated as a modified endowment contract for tax purposes, so that you can decide whether to pursue the partial surrender or modify or withdraw it to avoid modified endowment contract status. We recommend that you consult your tax adviser before making a partial surrender. The tax consequences of making a partial surrender are discussed in "Federal Tax Considerations."

STATUS OF POLICY AT ATTAINED AGE 100. The policies do not have a maturity date except for policies issued in states that require one. If your policy has a maturity date, your policy will mature when the Insured attains age 100. The maturity date, if applicable, will be specified in your policy. If your policy is in force and the Insured is living on the maturity date, we will pay you the Cash Surrender Value of your policy.

In other states, if your Cash Surrender Value is greater than zero at the Insured's Attained Age 100, your policy will remain in force subject to the following changes:

         (1) We will transfer all of your Policy Value to the Fixed Account, and the Investment Divisions no longer will be available under your policy;
         (2)      We will stop charging the Monthly Deduction;
         (3) The death benefit option will change to Option A, and no further changes in death benefit option will be permitted. If your policy has an in force Scheduled Term Insurance Rider, the Specified Death Benefit under the policy will be changed to equal the Target Death Benefit and coverage under the rider will terminate;
         (4) No additional premiums will be accepted; (5) Dollar cost averaging and rebalancing, if applicable, terminate; (6) Riders will terminate as provided in the Rider form; and
         (7) Partial surrenders and policy loans (loan interest will continue to accrue) will continue to be allowed.

If you have outstanding Debt, loan repayments may be necessary to maintain a positive Cash Surrender Value since loan interest will continue to accrue.

TERMINATION AND GRACE PERIOD. Your policy will terminate and life insurance coverage will end when one of the following events first occurs:

     (a) you surrender your policy;
     (b) the Grace Period ends and your policy lapses; or
     (c) the Insured dies.

Your policy will enter the Grace Period if your Cash Surrender Value on any Monthly Anniversary is $0 or less, unless the Guaranteed Minimum Death Benefit Rider is in effect or the Minimum Premium criteria is satisfied (see below). We will send you and any assignee notice of the amount necessary to keep your policy in force. That amount generally is equal to the next three Monthly Deductions and the applicable Premium Charges or a greater amount if needed to have the Cash Surrender Value positive three months later. If you do not pay that amount by the end of the Grace Period, your policy will lapse without value and coverage will end.

Minimum Premium criteria: If within the first three Policy Years the actual Premium received minus any partial surrender amounts (less related charges) is greater than the sum of the monthly Minimum Premiums between the Policy Date and the Monthly Anniversary, the Policy will not enter the Grace Period if the Net Policy Value is greater than zero.

The policy will continue in effect through the Grace Period. If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions. However, we will reduce the proceeds by any overdue charges.

If the Insured is within two months of age 100 when the Policy goes into the Grace Period, the Owner will be required to pay an amount at least equal to the unpaid Monthly Deductions to keep the Policy in force to age 100 plus the applicable sales and tax charges. The cost of insurance charges in the Monthly Deduction calculation will be based on the most recently paid cost of insurance charge as of the day the Grace Period begins. All allocations are transferred to the Fixed Account.

REINSTATEMENT. If your policy lapses, you may apply for reinstatement of the policy within five years of the date of lapse by sending a Written Request to our Service Center. We will require satisfactory evidence of the insurability of the Insured at the same underwriting risk classification as at the time of issuance of the policy. The reinstatement amount (or charge) must be sufficient to cover all past due Monthly Deductions assessed during the Grace Period, plus the next three Monthly Deductions and the applicable sales and tax charges. Policy loans will not be restored on reinstatement.

The Policy Value on the reinstatement date will equal the Policy Value at the time of lapse, minus any Debt, plus any additional Net Premium that is not considered payment of past due charges. The Policy Value will be allocated to the Investment Divisions and Fixed Account according to your most recent allocation instructions. The Death Benefit of the reinstated policy cannot exceed the Death Benefit at the time of lapse. The surrender charge in effect upon reinstatement will be the surrender charge that existed on the date of lapse. The Sales Charge, Policy Fee, Cost of Insurance charge, Administrative charge and Mortality & Expense Risk charge will be reinstated at the duration in effect when the policy lapsed. The Cost of Insurance charge will be reinstated at the duration in effect when the policy is reinstated.

RIGHT TO EXAMINE THE POLICY. In most states, you may cancel your policy by returning it to us within ten days after you receive it. In certain states, however, the Right to Examine Period may be longer. If you return your policy, the policy terminates and we will pay you an amount equal to your total premium paid, less any partial surrender and any policy loans. In some states, however, we will return the Policy Value plus fees and charges. We will pay the refund within seven days of receiving your request and the policy. No surrender charge is imposed upon return of a policy within the Right to Examine Period.

POSTPONEMENT OF PAYMENT. We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear. We ordinarily pay any amount attributable to your Policy Value allocated to the Separate Account within seven days, except that we may suspend or postpone any transfers or payments to or from the Investment Divisions if any of the following events occur:

     (1) The New York Stock Exchange is closed (other than customary weekend and holiday closings).

     (2) Trading on the New York Stock Exchange is restricted.

     (3) An emergency exists, as determined by the Securities and Exchange Commission, so that it is not reasonably practicable to dispose of the Separate Account's investments or to determine the value of its assets.

     (4) The Securities and Exchange Commission by order so permits for your protection.

In addition, we may delay payment from the Fixed Account for up to six months. We will pay interest on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                             CHARGES AND DEDUCTIONS

We assess charges and deductions under the policies from your premium and against your value in the Investment Divisions and the Policy Value generally. Additional charges and expenses are paid out of the portfolios' assets, as described in the prospectuses of the portfolios.

PREMIUM CHARGES. Before we allocate a premium to the Policy Value, we subtract the Premium Charges. The three Premium Charges are: the sales charge, the premium tax charge, and the federal (DAC) tax charge.

SALES CHARGE. The sales charge may never exceed 6% of all premium paid. This charge is intended to help us pay for actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses. The current sales charge is 6% for years 1-5 and 4% for years 6+ (up to the Target Premium). There is currently no Sales Charge on premiums in excess of the Target Premium for a given Policy Year. Premium received 15 days or less in advance of the Policy Anniversary will be considered premium for the next Policy Year for purposes of calculating Sales Charges. This will result in the payment of a higher Sales Charge if the premium would otherwise have been in excess of the Target Premium for the Policy Year in which it was received. See "Premiums" on page 17 for more information.

STATE AND LOCAL PREMIUM TAX CHARGE. Unless prohibited by state law, the premium tax charge is 2.5% of each premium in all years. It is intended to help us pay state and local premium taxes.

The premium tax charge represents an approximate average of the premium taxes we expect to pay. Unless prohibited by state law, We do not vary the premium tax charge to reflect difference in individual states' tax rates, or the absence of premium tax in certain states. Accordingly, this charge may be higher or lower than the premium tax rate in your state. We may impose the premium tax charge in states that do not have a premium tax. State premium tax rates currently range from 0 to 4%. For policies issued in North Carolina, the premium tax charge will equal that state's premium tax rate, currently 1.9%. We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.

FEDERAL (DAC) TAX CHARGE. The federal (DAC) tax charge is 1.5% of each premium in all years. It is intended to help us pay the cost of certain Federal taxes and other expenses related to the receipt of premiums.

MORTALITY AND EXPENSE RISK CHARGE. On each Valuation Day, we deduct from the Investment Divisions the mortality and expense risk charge. This charge is reflected in the value of Accumulation Units of each Investment Division.

The mortality and expense risk charge compensates Jackson National for the mortality and expense risks it assumes in connection with the policies. The mortality risk includes the risk that the cost of insurance charge will be insufficient to meet the claims and risks under the Minimum Death Benefit. We also assume a risk that on the Monthly Anniversary preceding the death of an Insured the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk is the risk that actual expenses incurred in issuing and administering the policies will exceed those expected to be incurred. The mortality and expense risk charge will never exceed 1.00% on an annual basis. The current mortality & expense risk charge is 0.90% annually in years 1-10, 0.25% annually in years 11-20 and 0% in years 21+.

MONTHLY DEDUCTION. As of the Commencement Date and each Monthly Anniversary, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the policy. If the Monthly Anniversary falls on a day other than a Valuation Day, the Monthly Deduction will be determined using the Accumulation Unit Values determined on the next Valuation Day. If the Policy Date is prior to the Commencement Date, any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary.

The Monthly Deduction is the sum of the following items:

     (1) the cost of insurance charge for your policy;
     (2) the monthly policy fee;
     (3) the monthly administrative charge; and
     (4) the cost of additional benefits provided by rider, if any.

You may specify the Investment Divisions and the Fixed Account from which you wish us to deduct the Monthly Deduction. If you do not, we will deduct the Monthly Deduction from the Investment Divisions and Fixed Account in proportion to their value on the Monthly Anniversary.

COST OF INSURANCE CHARGE. The cost of insurance charge is effective as of the Policy Date and deducted as of the Commencement Date and each Monthly Anniversary thereafter by reduction of value of the Fixed Account(s) and canceling Accumulation Units when deducted from an Investment Division. If the Policy Date is prior to the Commencement Date the charges would occur on the next Monthly Anniversary. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the table of guaranteed maximum monthly cost of insurance rates in your policy. The cost of insurance charge is calculated based on the Net Amount at Risk. The Net Amount at Risk for the death benefit options is as follows:

Option A - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum rate of interest, minus Policy Value.

Option B - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate minus the Policy Value.

Option C - The greater of: 1) the Specified Death Benefit discounted by one month at the guaranteed minimum interest rate, plus the greater of the sum of all Premium paid minus all prior total partial surrender amounts or zero, minus the Policy Value or 2) the Minimum Death Benefit discounted by one month at the guaranteed minimum interest rate, minus the Policy Value.

The guaranteed cost of insurance charges vary based on your policy's Specified Death Benefit, Attained Age, and substandard rating. Thus, the rates differ from year to year. The cost of insurance charge covers our anticipated costs for standard and substandard ratings. The current rate is determined by us, but it will never exceed the guaranteed rates shown in your policy.

The Policy Value may vary month to month, based on the performance of the Investment Divisions you have selected, the addition of interests credited to your Fixed Account and Loan Account (if any), the deduction of charges, and any other policy transactions. Under policies with an Option A or Option C death benefit, increases in Policy Value generally decrease the Net Amount at Risk; conversely, decreases in the Policy Value increase the Net Amount at Risk. Since the cost of insurance charge is based on the Net Amount at Risk, your cost of insurance charges probably will be correspondingly different each month. Under policies with an Option B death benefit, however the Net Amount of Risk does not vary with changes in the Policy Value. Accordingly, under Option B a change in Policy Value generally does not affect your monthly cost of insurance charge. Under any Death Benefit Option, however, if your death benefit equals Minimum Death Benefit, changes in Policy Value will affect the Net Amount at Risk, because your death benefit will equal the Policy Value times a specified percentage. In that circumstance, increases in Policy Value increase the Net Amount at Risk and, accordingly, your monthly cost of insurance charge.

We determine the cost of insurance charge separately for the initial Specified Death Benefit and each subsequent increase. The cost of insurance charge for an increase reflects circumstances, such as the Insured's age and health status, at the time of the increase.

We charge a lower current cost of insurance rate for policies with a Specified Death Benefit or Target Death Benefit of $1,000,000 or above. If an increase (or decrease) in the Specified Death Benefit or Target Death Benefit causes a crossover from one band to the next, the monthly cost of insurance charge immediately following the increase will reflect the lower (or higher) cost of insurance rate.

MONTHLY POLICY FEE. We start deducting this fee as of the Commencement Date. If the Policy Date is prior to the Commencement Date any amounts due from the Policy Date to the Commencement Date, in addition to the regular Monthly Deduction, will be taken on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date. Each month we deduct a monthly policy fee. It is $15 per month for the first three Policy Years and $7.50 per month thereafter. The monthly policy fee compensates Jackson National for expenses of policy administration, including those associated with preparing the policies and confirmations, maintenance of Owner records, and the cost of other services necessary to service Owners, as well as those administrative expenses listed above attributable to both the policies and the Separate Account.

MONTHLY ADMINISTRATIVE CHARGE. We start deducting this fee as of the Commencement Date unless the Policy Date is prior to the Commencement Date whereby the charges would occur on the next Monthly Anniversary. We will deduct the charges for those months that have elapsed from the Policy Date to the Commencement Date. The monthly administrative charge is $0.07 per month per $1,000 of Specified Death Benefit up to $2 million in Policy Years 1-10 and $0.01 per month per $1,000 (up to $2 million) thereafter. The administrative charge compensates us for our administrative expenses in connection with the issue and maintenance of the policies and initial preparation and maintenance of the Separate Account. We perform or delegate all such administrative functions, which include preparation of annual reports and statements, maintenance of Investment Division and Separate Account records, and filing fees. In addition, certain expenses such as administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, and costs associated with accounting, valuation, regulatory and reporting requirements are attributable to both the policies and maintenance of the Separate Account.

SURRENDER CHARGE. If you surrender your policy or take a partial surrender, we may subtract a surrender charge from the proceeds. The surrender charge on a total surrender equals the amount shown in the surrender charge table in your policy, plus any additional surrender charge due to increases in the Specified Death Benefit of your policy. The amount of the surrender charge decreases over time.

INITIAL SURRENDER CHARGE. When we issue your policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the Specified Death Benefit of your policy by a rate per thousand dollars of Specified Death Benefit. The applicable rate depends on the Insured's age at issue, sex and rate class. For example, if the Insured is age 45 when your policy is issued, the applicable rates per thousand are as follows:

            ----------------------------- ----------------------
            Male, Preferred, Nonsmoker           $15.88
            ----------------------------- ----------------------
            ----------------------------- ----------------------
            Female, Preferred Nonsmoker          $12.73
            ----------------------------- ----------------------

Accordingly, if the Insured were a male standard class age 45 and the policy's Specified Death Benefit were $100,000, the surrender charge initially would be $1,588. The rates for each category are greater or lesser according to the age of the Insured when your policy is issued.

The surrender charge decreases each year over a period of 9 years from issue. If you surrender your policy after 9 Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Specified Death Benefit of your policy, as explained above.) The following table shows the 9-year surrender charge schedule for a male standard class age 45:
           POLICY YEAR    SURRENDER CHARGE PER $1,000
                 1                 $15.88
                 2                 $14.12
                 3                 $12.35
                 4                 $10.59
                 5                 $  8.82
                 6                 $  7.06
                 7                 $  5.29
                 8                 $  3.53
                 9                 $  1.76
                 10+               $  0.00

Thus, in the example given above, if the policy were surrendered during the 7th Policy Year, the surrender charge would equal $529. The surrender charge decreases over the nine-year period by varying rates depending upon the issue age, sex and underwriting classification of the Insured.

SURRENDER CHARGE ON CHANGES IN SPECIFIED DEATH BENEFIT. If you increase the Specified Death Benefit of your policy, we will impose an additional surrender charge. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's age and rating class at the time of the increase, rather than at the time your policy was issued. Surrender charges will not be assessed to reduction in Specified Death Benefit.

The surrender charge on an increase also decreases over a 9-year period, starting from the effective date of the increase. If you surrender your policy or make a partial surrender, we separately calculate the surrender charge applicable to the Specified Death Benefit amount and each increase and add those amounts to determine the total surrender charge. If you decrease the Specified Death Benefit the applicable surrender charge remains the same. We include in your policy a table showing the surrender charge rates for each duration applicable to the policy. For additional information concerning the rates applicable to you, please consult your sales representative.

SURRENDER CHARGE ON PARTIAL SURRENDERS. If you take a partial surrender, we will deduct a portion of the then current surrender charge and the partial surrender fee from your partial surrender proceeds. The formula used to calculate the surrender charge on a partial surrender is as follows:

         PW - $25  x ASC
         --------
         PV - $25

         Where:

                     PW  = the total amount withdrawn, prior to any deductions;
                     PV  = the Policy Value prior to the partial surrender;
                     $25 = the partial surrender fee; and
                     ASC = the then currentsurrender charge on a total surrender, minus all surrender charges imposed on prior partial surrenders

                                        * * *

The sales charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include sales representatives' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the policies over the life of the policies. However, the sales charge and surrender charge paid with respect to a particular policy may be higher or lower than the distribution expenses we incurred in connection with that policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the policies.

TRANSFER CHARGE. You may make 15 transfers free of charge in any Policy Year. The Allocation Date transfer and transfers under our dollar cost averaging and rebalancing programs are free and are not counted toward the 15 free transfers per year and are not subject to the transfer charge. We will deduct a charge of $25 per transfer in excess of 15 from the transferred amount before allocating it to the allocation option(s) you have requested.

ILLUSTRATION CHARGE. At your request, we will provide you with one personalized illustration free of charge each Policy Year. We may charge a fee of up to $25 (to be paid in cash) for any additional illustration you may request.

RE-UNDERWRITING CHARGE. If your policy requires underwriting approval after the Commencement Date, we will deduct a charge of $25.

RIDER CHARGES. If your policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the Fee Table on page 9. For a description of the optional riders see "Optional Insurance Benefits" beginning on page 33.

ADDITIONAL POLICY CHARGES. We do not currently assess a charge for federal, state, or other taxes that may be attributable to the operations of the Separate Account, but we reserve the right to do so in the future.

PORTFOLIO EXPENSES. You indirectly bear the charges and expenses of the portfolios whose shares are held by the Investment Divisions to which you allocate your Policy Value. The Separate Account purchases shares of the portfolios at net asset value. Each portfolio's net asset value reflects management fees and other operating expenses already deducted from the portfolio's assets. For a summary of historical expenses of the portfolios, see the table called "Portfolio Expenses" above. For more information concerning the management fees and other charges against the portfolios, see the prospectuses and the statements of additional information for the portfolios, which are available upon request.

We may receive compensation from the investment advisers or administrators of the portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ from portfolio to portfolio.

SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS. Where permitted by state insurance laws, policies may be purchased under group or sponsored arrangements. We may reduce or waive the charges and deductions described above for policies issued under these arrangements. Among other things, we may waive surrender charges for employees, officers, directors, sales representatives, and their immediate family members. We will reduce these charges and deductions in accordance with our rules in effect when we approve the application. To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants, and anticipated premium from the group. Generally, the sales contacts and effort, administrative costs, and mortality cost per policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which policies are purchased, and certain characteristics of the group's members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements. From time to time, we may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory.

                            GENERAL POLICY PROVISIONS

STATEMENTS TO OWNERS. Each year following your Policy Anniversary, we will send you a report showing information concerning your policy transactions in the past year and the current status of your policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Cash Surrender Value, Debt, partial surrenders, Earnings, premium paid, and deductions made since the last annual report. We will also include any information required by state law or regulation.

We will mail you confirmations or other appropriate notices of policy transactions. In addition, we will send you the financial statements of the portfolios and other reports as specified in the 1940 Act. Please give us 30 days written notice of any address change. Please read your statements and confirmations carefully, verify their accuracy, and contact us within 30 days with any question you may have.


We are working to provide statements/correspondence/information electronically. When this program is available, we will, if possible, forward statements/correspondence/information electronically. If you elect to receive statements/correspondence/information electronically and wish to discontinue electronic delivery, contact us at our Service Center in writing.


LIMIT ON RIGHT TO CONTEST. We may not contest the insurance coverage under the policy after the policy has been in force during the lifetime of the Insured(s) for two years from the Issue Date, except for nonpayment of any required premium. A reinstated or modified policy may be contested only with respect to material misrepresentations made in the application for such reinstatement or request for policy modifications. In the case of an increase in coverage under the policy, only the amount of the increase may be contested with respect to material misrepresentations made in the related application.

In issuing a policy, we rely on your application. Your statements in that application, in the absence of fraud, are considered representations and not warranties. We will not use any statement made in connection with the application to void the policy or to deny a claim unless that statement is contained in the written application.

SUICIDE. If an Insured commits suicide while sane or insane within two years of the Issue Date, we will return to you an amount equal to the premiums paid less total partial surrenders and any Debt. Any increase in coverage will also have a two year suicide period relating specifically to the increase in coverage. If an Insured commits suicide while sane or insane within two years of the effective date of any increase in coverage, we will return to you an amount equal to the portion of the Monthly Deduction associated with such increase. The applicable suicide exclusion period may be longer or shorter in certain states.

MISSTATEMENT AS TO AGE AND SEX. If the age or sex of an Insured is incorrectly stated in the application and the error is discovered before a claim is made, the benefits under the policy will be those that the premium paid would have purchased at the correct age and sex. If the claim is in process when the error is discovered, the death benefit will be adjusted to be that which the most recent cost of insurance deduction would have purchased for the correct age and sex.

BENEFICIARY. You name the beneficiary(ies) in the application. You may change the beneficiary by submitting a written request to the Service Center, unless an irrevocable beneficiary was previously named. We will provide a form to be signed and filed with us. Your request for a change in beneficiary will take effect when we record the change. Until we record the change in beneficiary, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files or taking any other related action before that time.

If you name more than one primary beneficiary, we will divide the Death Benefit equally among your beneficiaries unless you instruct otherwise. The interest of any beneficiary who dies before the Insured(s) ends at his or her death. If no primary beneficiary survives the Insured(s), we will divide the Death Benefit equally among any surviving named contingent beneficiary(ies), unless you instruct otherwise. If no beneficiary is living, we will pay the Death Benefit to the Owner or the Owner's estate.

ASSIGNMENT. You may assign your policy while it is in force. You must notify us of an assignment in writing. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the beneficiary may be affected by an assignment. An assignment may result in taxable income and a 10% penalty tax. You should consult your tax adviser before assigning your policy.

CREDITORS' CLAIMS. To the extent permitted by law, no benefits payable under this policy will be subject to the claims of your creditors or the creditors of your beneficiary.

DIVIDENDS. We will not pay any dividend under the policy, nor do the policies share in the surplus or revenue of Jackson National.

NOTICE AND ELECTIONS. To be effective, all notices and elections under the policy must be in writing, signed by you, and received by us at our Service Center. Certain exceptions may apply. Unless otherwise provided in the policy, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

MODIFICATION. We reserve the right to modify the policy without written notice or your consent in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of the policy will be construed so as to comply with the requirements of Section 7702 of the Code that defines life insurance. We also reserve the right to change our administrative procedures consistent with the policy.

                           FEDERAL TAX CONSIDERATIONS

The following discussion is based upon our understanding of current federal income tax law applicable to life insurance Policies in general and is NOT intended as tax advice. You should consult competent tax counsel for more complete information.

There is the risk that the tax advantages associated with the policy may be reduced or eliminated by changes in the federal tax laws. We cannot predict the probability that any changes in those laws will be made. Also, we do not guarantee the tax status of the policy. You bear the complete risk that the policy may not be treated as a "life insurance contract" under federal income tax laws. We also have not considered any applicable state or other federal tax laws. You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the policy, as well as any other questions you may have concerning the tax status of the policy, the applicability of state or other tax laws or the possibility of changes in the tax law.

The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans will vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

TAXATION OF JACKSON NATIONAL AND THE SEPARATE ACCOUNT. Jackson National is taxed as a life insurance company under Part I of Subchapter L of the Code. The operations of the Separate Account are taxed as part of the operations of Jackson National. Investment income and realized capital gains are not taxed to the extent that they are applied under the policy. Accordingly, we do not anticipate that Jackson National will incur any federal income tax liability attributable to the operation of the Separate Account (as opposed to the federal tax related to the receipt of premium under the policy). Therefore, we are not making any charge or provision for federal income taxes attributable to the operation of the Separate Account. However, if the tax treatment of the Separate Account is changed, we may charge the Separate Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes (in additional to premium taxes) on the operations of the Separate Account. At present, these taxes are not significant and we currently are not making any charge or provision for them against the Separate Account. If these taxes should be increased, we may make a charge or provision for them against the Investment Divisions. If we do so, the value of Accumulation Units and, therefore, the investment results of the Investment Divisions will be reduced.

TAX STATUS OF THE POLICY. The policy is structured to satisfy the definition of a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on the relationship of the Policy Value to the insurance amount at risk. As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the beneficiary.

Depending upon the circumstances, a surrender, partial surrender, change in the Death Benefit Option, change in the Specified Death Benefit, lapse with a policy loan outstanding, or an assignment of the policy may have tax consequences. In particular, under specified conditions, a distribution under the policy during the first 15 years from date of issue that reduces future benefits under the policy will be taxed to you as ordinary income to the extent of any investment earnings in the policy.

In the absence of final regulations or other pertinent interpretations of the Code, some uncertainty exists as to how a substandard risk policy can meet the statutory definition of life insurance. If a policy were deemed not to be life insurance for tax purposes, it would not provide most of the tax advantages usually provided by life insurance. We reserve the right to amend the policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service ("IRS").

DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Code requires the investments held under the policy to be "adequately diversified" in accordance with Treasury regulations in order for the policy to be treated as a life insurance contract for federal income tax purposes. We intend that each Investment Division and each portfolio underlying an Investment Division will comply with the diversification requirements prescribed by Section 1.817-5 of the Treasury regulations, which prescribe how assets may be invested. If the investments held under the policy were not "adequately diversified", you would lose the tax deferral advantages of the policy and would be subject to current federal income taxes on all Earnings allocable to the policy.

OWNER CONTROL. In a Revenue Ruling issued in 2003, the Internal Revenue Service
(IRS) considered certain variable annuity and variable life insurance policies and held that the types of actual and potential control that the policy owners could exercise over the investment assets held by the insurance company under these variable policies was not sufficient to cause the policy owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under the policy, like the policies described in the Revenue Ruling, there will be no arrangement, plan, contract or agreement between the policy owner and Jackson National regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts will be made by the insurance company or an advisor in its sole and absolute discretion.


The policy will differ from the policies described in the Revenue Ruling, in two respects. The first difference is that the policy in the Revenue Ruling provided only twelve investment options with the insurance company having the ability to add an additional eight options whereas our policy offers 41 Investment Divisions and 1 Fixed Account. The second difference is that the owner of a policy in the Revenue Ruling could only make one transfer per 30 day period without a fee whereas, a policy owner will be permitted to make up to 15 transfers in any one year without a charge.


The Revenue Ruling states that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances. Jackson National does not believe that the differences between the policy and the policies described in the Revenue Ruling with respect to the number of investment choices and the number of investment transfers that can be made under the policy without an additional charge should prevent the holding in the Revenue Ruling from applying to the owner of a policy. At this time, however, it cannot be determined whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the policy to the extent required to maintain favorable tax treatment.

The remainder of this discussion assumes that the policy will be treated as a life insurance contract for federal income tax purposes and that Jackson National will be considered the owner, for federal income tax purposes, of the separate account assets.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the Death Benefit payable under your policy is excludable from gross income under the Code. Certain transfers of the policy, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the payment options, payments will include both amounts attributable to the Death Benefit, which will be excludable from the beneficiary's gross income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the beneficiary's gross income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, any increase in your Policy Value is generally not taxable to you unless you receive or are deemed to receive amounts from the policy before the Insured dies. See the following section entitled "Distributions" for a discussion of the taxability of such payments.

DISTRIBUTIONS. If you make a full withdrawal under your policy or charges for the Other Insured Term Insurance Rider (on rider Insureds who are not related to the base Insured) are deducted, the amount withdrawn will be includable in your income to the extent the amount received exceeds the "investment in the contract." The "investment in the contract" generally is the total premium and other consideration paid for the policy, less the aggregate amount previously received under the policy to the extent such amounts received were excludable from gross income.

Whether partial surrenders (or other amounts deemed to be distributed) from the policy constitute income depends, in part, upon whether the policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

POLICIES WHICH ARE MECS

CHARACTERIZATION OF A POLICY AS A MEC.

Section 7702A of the Code treats any life insurance contract that fails to satisfy a "seven-pay" test as a modified endowment contract. A policy will fail to satisfy the seven-pay test if the cumulative premiums paid under the policy at any time during the first seven policy years, or within seven years after a material change in the Policy, exceed the sum of the net level premiums that would have been paid had the policy provided for paid-up future benefits after the payment of seven level premiums.

We will monitor your premium payments and other policy transactions and notify you if a payment or other transaction might cause your policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your policy to become a MEC. If we receive such a premium, we will notify you and if you elect to have your policy become a MEC contract, we will apply the premium on the business day we receive your election. Otherwise we will return the premium to you.

Further, if a transaction occurs which decreases the Death Benefit of your policy during the first seven years, we will retest your policy, as of the date of its purchase, based on the lower Death Benefit to determine compliance with the seven-pay test. Also, if a decrease in the Death Benefit occurs within seven years of a "material change," we will retest your policy for compliance as of the date of the "material change." Failure to comply in either case would result in the policy's classification as a MEC.

The rules relating to whether a policy will be treated as a MEC are complex. Therefore, you should consult with a qualified tax adviser to determine whether a particular transaction will cause your policy to be treated as a MEC.

TAX TREATMENT OF PARTIAL SURRENDERS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If your policy is a MEC, partial surrenders from your Policy will be treated first as withdrawals of income and then as a recovery of premium. Thus, you may realize taxable income upon a withdrawal if the Policy Value exceeds the investment in the Policy. You may also realize taxable income when you take a policy loan, because any loan (including unpaid loan interest) under the policy will be treated as a withdrawal for tax purposes. Charges for riders may be treated as withdrawal under these provisions. In addition, if you assign or pledge any portion of the value of your policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Policy Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a policy that is a MEC, you should consult a qualified tax adviser.

PENALTY TAX. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includable in income, unless the withdrawals are made: (1) after you reach age 59 1/2, (2) because you have become disabled (as defined in the Code), or (3) as substantially equal periodic payments over your life or life expectancy or the joint lives or life expectancies of you and your beneficiary, as defined in the Code. These exceptions will not apply, however, if the Owner of the policy is a corporation, partnership, trust or other entity.

AGGREGATION OF POLICIES. All life insurance policies that are MECs and that are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one life insurance policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income and subject to the 10% penalty tax.

POLICIES WHICH ARE NOT MECS

TAX TREATMENT OF WITHDRAWALS GENERALLY. If your policy is not a MEC, the amount of any withdrawal from the policy will be treated first as a non-taxable recovery of premium and then as gross income from the policy. Thus, only the portion of a withdrawal that exceeds the investment in the policy immediately before the withdrawal will be includable in gross income.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. As indicated above, the Code limits the amount of premium that may be made and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under the Code in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Code, during this period), some or all of such amounts may be includable in taxable income.

TAX TREATMENT OF LOANS. If your Policy is not a MEC, a loan received under the policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Policy Value. As a result, you will not realize taxable income on any part of the loan as long as the policy remains in force. If you make a full surrender under your policy or if it lapses, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Moreover, if any portion of your policy loan is a preferred loan, a portion of your policy loan may be includable in your taxable income. Generally, you may not deduct interest paid on loans under the policy.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender) and policy loans are not subject to the 10% additional penalty tax.


TREATMENT BEYOND ATTAINED AGE 94. As described above, if the Cash Surrender Value is greater than zero at the Insured's Attained Age 100, no additional premiums will be accepted and no additional monthly charges will be incurred. Neither the Code nor any regulations or other guidance under the Code prescribe how a policy can qualify as a life insurance contract for federal tax purposes after an Insured attains age 95, and there is a risk that you could be viewed as constructively receiving the Cash Surrender Value (including any Indebtedness) in the year in which the Insured attains age 95. In that event, you would realize taxable income at that time in an amount equal to the Policy Value less the investment in the contract (generally premiums reduced by amounts previously received under the contract that were excludable from income), even if the Death Benefit Proceeds are not distributed at that time. You should consult a qualified tax professional as an Insured approaches Attained Age 95.


ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium we intend to permit for the Policies will comply with the Code definition of life insurance. We will monitor the amount of your premium, and, if your total premiums during a Policy Year exceed those permitted by the Code, we will refund the excess premium within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded. In addition, the operation of certain provisions in the policy may increase the Death Benefit (which may result in larger charges under a Policy) or require other action deemed necessary to ensure the compliance of the policy with the federal tax definition of life insurance.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a policy, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding. As Owner, you will be responsible for the payment of any taxes and early distribution penalty taxes that may be due on the amounts received or deemed received under the policy, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

TAX ADVICE. This summary is not a complete discussion of the tax treatment of the policy. You should seek tax advice from an attorney who specializes in tax issues.

            DESCRIPTION OF JACKSON NATIONAL AND THE SEPARATE ACCOUNT

JACKSON NATIONAL LIFE INSURANCE COMPANY. Jackson National is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 1 Corporate Way, Lansing Michigan 48951. Jackson National is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. Jackson National is ultimately a wholly-owned subsidiary of Prudential plc in London, England.

THE SEPARATE ACCOUNT. The Separate Account was established in 1997 as a segregated asset account of Jackson National. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. The Securities and Exchange Commission does not supervise the management of the Separate Account or Jackson National.

We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the policies offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the policies are general corporate obligations of Jackson National.

The Separate Account is divided into Investment Divisions. The assets of each Investment Division are invested in the shares of one of the portfolios. We do not guarantee the investment performance of the Separate Account, its Investment Divisions, or the portfolios. Values allocated to the Separate Account will rise and fall with the values of shares of the portfolios and are also reduced by policy charges. In the future, we may use the Separate Account to fund other variable life insurance policies. We will account separately for each type of variable life insurance policy funded by the Separate Account.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS. We hold the assets of the Separate Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the portfolios.

STATE REGULATION OF JACKSON NATIONAL. We are subject to the laws of Michigan and regulated by the Michigan Department of Insurance. We file quarterly and annual statements with the Department of Insurance covering our operations and financial condition for the quarter and year-end. We are examined periodically by the Department of Insurance to verify our liabilities and policy reserves. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.


                            DISTRIBUTION OF CONTRACTS

Jackson  National  Life  Distributors,  Inc.,  located at 8055 E. Tufts  Avenue,
Denver, Colorado 80237, serves as the distributor of the Contracts. Jackson National Life Distributors, Inc. is a wholly owned subsidiary of Jackson National.

Commissions are paid to registered representatives who sell the Contracts. Information on commissions can be found in the Statement of Additional Information. Where lower commissions are paid, we may also pay trail commissions. We may use any of our corporate assets to cover the cost of distribution, including any profit from the Contract's mortality and expense risk charge and other charges. We are affiliated with the following broker-dealers:

     o    National Planning Corporation,

     o    SII Investments, Inc.,

     o    IFC Holdings, Inc. D/B/A Invest Financial Corporation, and

     o    Investment Centers of America, Inc.


The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser's participation. National Planning Corporation participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. The fees range between .30% and .45% depending on these factors. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Other Contracts") issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities at the standard rates of compensation. Unaffiliated broker-dealers are also compensated at the standard rates of compensation. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.



                                LEGAL PROCEEDINGS


There are no pending legal proceedings affecting the Separate Account. Jackson National is a defendant in a number of civil proceedings substantially similar to other litigation brought against many life insurers alleging misconduct in the sale or administration of insurance products. These matters are sometimes referred to as market conduct litigation. The market conduct litigation currently pending against JNL asserts various theories of liability and purports to be filed on behalf of individuals or differing classes of persons in the United States who purchased either life insurance or annuity products from JNL during periods ranging from 1981 to present. JNL has retained national and local counsel experienced in the handling of such litigation. To date, such litigation has either been resolved by Jackson National on a non-material basis, or is being vigorously defended. At this time, it is not feasible to make a meaningful estimate of the amount or range of loss that could result from an unfavorable outcome in such actions.



                                  LEGAL MATTERS

The Company's counsel has passed upon all matters of Michigan law pertaining to the policy, including the validity of the policy and our right to issue the policy under Michigan law. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., Suite 400 East, Washington, D.C. 20007-5201, serves as special counsel to Jackson National with regard to the federal securities laws.

                              FINANCIAL STATEMENTS


The consolidated financial statements for Jackson National as of December 31, 2001 2002, and 2003, are included in the Statement of Additional Information. No financial statements are included for the Separate Account because it has not yet commenced operations, has no assets or liabilities, and has received no income or incurred any expense. The financial statements of Jackson National that are included should be considered only as bearing upon Jackson National's ability to meet its contractual obligations under the policies. Jackson National's financial statements do not bear on the future investment experience of the assets held in the Separate Account.

                               GLOSSARY OF TERMS

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this section.


1940 ACT - Investment Company Act of 1940, as amended.


ACCUMULATION UNIT - An accounting unit of measurement that we use to calculate the value in an Investment Division.

ALLOCATION DATE - The date we allocate premium from the Fixed Account to the Investment Divisions elected on the application (or the most recent allocation instructions provided by the Owner). The Allocation Date is generally the first business day on or after the fifth day following the Right to Examine Period for your policy.

ATTAINED AGE - The Insured's age on the birthday nearest to the Policy Date plus the number of full years since the Policy Date.

BASE DEATH BENEFIT - The greater of the death benefit for the base coverage (as defined by the Specified Death Benefit and Death Benefit option) or the Minimum Death Benefit.


CASH SURRENDER VALUE - The Policy Value minus any applicable surrender charge, minus any Debt.


CODE - Internal Revenue Code of 1986, as amended.

COMMENCEMENT DATE - The date we place your policy in force after we have received: underwriting approval, any requirements outstanding after the Issue Date, and premium in an amount equal to or exceeding the minimum initial requirement.


DAY 1 LOANS - A loan that exists at the Issue Date of a policy as a result of a 1035 transfer of a policy with an existing loan.

DEATH BENEFIT - The greater of (a) the Minimum Death Benefit or (b) the death benefit amount determined by the death benefit option and the Specified Death Benefit (or the Target Death Benefit if the Scheduled Term Insurance Rider is elected) you have chosen. If the Scheduled Term Insurance Rider is not elected, the Death Benefit equals the Base Death Benefit. If the Scheduled Term Insurance Rider is elected, the Death Benefit equals the Total Death Benefit.


DEATH BENEFIT PROCEEDS - The amount we will pay to the beneficiary(ies) under the policy upon the death of the Insured. This amount is equal to the Death Benefit less any outstanding Debt or due and unpaid charges plus any rider benefits.

DEBT - The sum of all unpaid policy loans and accrued interest.

EARNINGS - Your Policy Value reduced by total premiums paid.

FIXED ACCOUNT - An allocation option under the policy that earns an annually declared rate of interest of not less than 3%. Assets allocated to the Fixed Account are part of our general account.

GRACE PERIOD - A 61-day period during which we will keep your policy in force even though the Policy Value is insufficient to keep your policy in force. We will notify you and give you an opportunity to pay additional premium or policy loan repayments to keep your policy in force after the Grace Period.

GUIDELINE PREMIUM - The maximum amount of premium you can contribute to your policy under the Code.

INSURED - The person whose life is insured under the policy.

INVESTMENT DIVISION - Separate and distinct divisions of the Separate Account that invest in a single underlying mutual fund. The value in the Investment Divisions will go up or down depending on the performance of the underlying mutual funds and the charges deducted from the Investment Divisions.

ISSUE DATE - The date Jackson National issued your policy and from which we measure contestability periods. It may be later than the Policy Date.

LOAN ACCOUNT - An account established as part of our general account for amounts transferred from the Investment Divisions and/or the Fixed Account as security for your policy loans.

MINIMUM DEATH BENEFIT - Your Policy Value multiplied by the death benefit percentage applicable to the Attained Age as shown in the policy, or if greater, the minimum amount necessary for the policy to stay qualified as life insurance for federal tax purposes.


MINIMUM PREMIUM - The minimum premium amount that must be paid during the first three Policy Years in order for the Net Policy Value (rather than the Cash Surrender Value) to be used to determine whether your Policy Value is sufficient to keep your policy in force.


MONTHLY ANNIVERSARY - The same day in each month as the Policy Date unless your Policy Date is on the 29th, 30th or 31st and there is no such date in the month, then your Monthly Anniversary is the last day of the month.


MONTHLY DEDUCTION - The amount deducted from your Policy Value on each Monthly Anniversary, consisting of the cost of insurance charge, the monthly policy fee, the monthly administrative charge, and the cost of any optional benefit. If a monthly anniversary is not a business day, we will determine your Monthly Deduction as of the next following business day with an effective date equal to the Monthly Anniversary date.


NET AMOUNT AT RISK - The net amount at risk is the amount on which cost of insurance charges are based.


NET POLICY VALUE - The Policy Value minus Debt.


NET PREMIUM - The premium less the Premium Charges.

OWNER - The person(s) having the privileges of ownership defined in the policy. The Owner(s) may or may not be the same person(s) as the Insured(s). If your policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY ANNIVERSARY - An annual anniversary of the Policy Date.

POLICY DATE - The effective date of insurance coverage under your policy. It is used to determine Policy Anniversaries, Policy Years, and Monthly Anniversaries.

POLICY VALUE - The sum of your values in the Separate Account, the Fixed Account, and the Loan Account.

POLICY YEAR - Each twelve-month period beginning on the Policy Date or any Policy Anniversary.


PREMIUM CHARGES - The sales charge, the premium tax charge, and the federal
(DAC) tax charge.

REQUIRED MONTHLY PREMIUM AMOUNT - The amount specified as such in your policy, if your policy includes the Guaranteed Minimum Death Benefit Rider. The Required Monthly Premium Amount is used in determining whether your policy meets the premium requirement of the Guaranteed Minimum Death Benefit Rider.


RIGHT TO EXAMINE PERIOD - The minimum period of time during which you can cancel your policy, generally ten days from the date your received your policy.

SEPARATE ACCOUNT - Jackson National Life Separate Account IV, the segregated asset account of Jackson National that funds the policies.

SERVICE CENTER - Jackson National Life Service Center, P.O. Box 30502, Lansing, Michigan 48909-8002, 1-800-766-4683 or IMG Service Center, P.O. Box 30386,
Lansing, Michigan 48909-7886, 1-800-777-7779. You can send express mail to the Jackson National Life Service Center at 1 Corporate Way, Lansing, Michigan 48951 or the IMG Service Center at 1 Corporate Way, Lansing, Michigan 48951.

SPECIFIED DEATH BENEFIT - The initial amount of insurance under your base policy, adjusted for any changes in accordance with the terms of your policy.


TARGET DEATH BENEFIT - The death benefit specified in the Scheduled Term Insurance Rider, adjusted for any changes in accordance with the terms of your policy.

TARGET PREMIUM - The premium amount used to determine the initial portion of the sales charge and sales compensation. This amount is set by the Company and varies by age, sex, Specified Death Benefit amount and underwriting classification.

TOTAL DEATH BENEFIT - The greater of the death benefit for (a) the base and Scheduled Term Insurance Rider coverage (as defined by the Target Death Benefit and Death Benefit option) or (b) the Minimum Death Benefit.

WRITTEN REQUEST - A request in writing received by us at our Service Center that meets our requirements for completeness. A complete Written Request is said to be in good order.

VALUATION DAY - Each Business Day, as used in the policy, so long as the New York Stock Exchange is open for business.


VALUATION PERIOD - The period of time over which we determine the change in the value of the Investment Divisions. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Valuation Day and ends at the close of the New York Stock Exchange on the next Valuation Day.

                                   APPENDIX A

Effects of Partial Surrenders on the Death Benefit under Death Benefit Option A

The following examples illustrate how the Death Benefit is decreased as the result of a partial surrender under different circumstances. All examples assume a total partial surrender amount of $20,000 and a corridor percentage of 250%. See "Partial Surrenders" on page 37 for more information.

EXAMPLE 1. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where neither the Base Death Benefit nor the Total Death Benefit is in the corridor.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $40,000                               $20,000
Specified Death Benefit (A)          $200,000                              $180,000
Target Death Benefit (B)             $250,000                              $230,00
Minimum Death Benefit (C)            $100,000 ($40,000 x 250%)             $50,000 ($20,000 x 250%)
Base Death Benefit                   $200,000 (greater of A and C)         $180,000 (greater of A and C)
Total Death Benefit                  $250,000 (greater of B and C)         $230,000 (greater of B and C)

As shown above, both the Specified Death Benefit and the Target Death Benefit are reduced by $20,000, the total partial surrender amount. The amount of Scheduled Term Insurance Rider coverage is unchanged at $50,000, the difference between the Total Death Benefit and the Base Death Benefit (the "STR Coverage").

EXAMPLE 2. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Base
Death Benefit (but not the Total Death Benefit) is in the corridor, and total partial surrender amount is greater than the difference between the Minimum
Death Benefit and Specified Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $84,000                               $64,000
Specified Death Benefit (A)          $200,000                              $190,000
Target Death Benefit (B)             $250,000                              $230,000
Minimum Death Benefit (C)            $210,000 ($84,000 x 250%)             $160,000 ($64,000 x 250%)
Base Death Benefit                   $210,000 (greater of A and C)         $190,000 (greater of A and C)
Total Death Benefit                  $250,000 (greater of B and C)         $230,000 (greater of B and C)

As shown above, the Specified Death Benefit is reduced by $10,000, the amount by which the total partial surrender amount ($20,000) exceeded the difference between the Minimum Death Benefit ($210,000) and the Specified Death Benefit
($200,000) immediately before the partial surrender, while the Target Death
Benefit is reduced by the total partial surrender amount. The STR Coverage adjusts from $50,000 to $40,000 as a result of the total partial surrender.

Example 3. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where the Base
Death Benefit (but not the Total Death Benefit) is in the corridor, and total partial surrender amount is less than the difference between the Minimum Death
Benefit and Specified Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $90,000                               $70,000
Specified Death Benefit (A)          $200,000                              $200,000
Target Death Benefit (B)             $250,000                              $230,000
Minimum Death Benefit (C)            $225,000 ($90,000 x 250%)             $175,000 ($70,000 x 250%)
Base Death Benefit                   $225,000 (greater of A and C)         $200,000 (greater of A and C)
Total Death Benefit                  $250,000 (greater of B and C)         $230,000 (greater of B and C)

As shown above, the Specified Death Benefit is unchanged, while the Target Death
Benefit is reduced by $20,000, the total partial surrender amount. The STR
Coverage adjusts from $25,000 to $30,000 as a result of the total partial surrender.


Example 4. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where both the Base Death Benefit and the Total Death Benefit are in the corridor, and total partial surrender amount is less than the difference between the Minimum Death
Benefit and Specified Death Benefit but greater than the difference between the Minimum Death Benefit and the Target Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $104,000                              $84,000
Specified Death Benefit (A)          $200,000                              $200,000
Target Death Benefit (B)             $250,000                              $240,000
Minimum Death Benefit (C)            $260,000 ($104,000 x 250%)            $210,000 ($84,000 x 250%)
Base Death Benefit                   $260,000 (greater of A and C)         $210,000 (greater of A and C)
Total Death Benefit                  $260,000 (greater of B and C)         $240,000 (greater of B and C)

As shown above, the Specified Death Benefit is unchanged, while the Target Death
Benefit is reduced by $20,000, the amount by which the total partial surrender amount exceeds the difference between the Minimum Death Benefit and the Target
Death Benefit. The STR Coverage adjusts from $0 to $30,000 as a result of the total partial surrender.

Example 5. The following example illustrates the effect of a partial surrender on the Death Benefit for a policy having the indicated values, where both the Base Death Benefit and the Total Death Benefit are in the corridor, and total partial surrender amount is less than the difference between the Minimum Death
Benefit and Specified Death Benefit and also less than the difference between the Minimum Death Benefit and the Target Death Benefit.

                                     Before the Partial Surrender          After the Partial Surrender
Policy Value                         $110,000                              $90,000
Specified Death Benefit (A)          $200,000                              $200,000
Target Death Benefit (B)             $250,000                              $250,000
Minimum Death Benefit (C)            $275,000 ($110,000 x 250%)            $225,000 ($90,000 x 250%)
Base Death Benefit                   $275,000 (greater of A and C)         $225,000 (greater of A and C)
Total Death Benefit                  $275,000 (greater of B and C)         $250,000 (greater of B and C)

As shown above, both the Specified Death Benefit and the Target Death Benefit are unchanged. The STR Coverage adjusts from $0 to $25,000 as a result of the total partial surrender.

                       WHERE YOU CAN FIND MORE INFORMATION

You can call us at (800) 766-4683 to ask us questions, request information about the policies and the Separate Account, and obtain copies of the Statement of Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this prospectus.


We have filed a Statement of Additional Information with the Securities and Exchange Commission. The Statement of Additional Information that relates this prospectus is dated May 1, 2004. The Statement of Additional Information contains additional information about the Policy and is incorporated by reference in this Prospectus. You can obtain a free copy of the Statement of Additional Information upon request, by writing or calling us at the address or number given above.


We file reports and other information with the Securities and Exchange Commission. You may read and copy any document we file with the SEC, including the Statement of Additional Information, at the SEC's public reference room in Washington, DC. Please call the SEC at (202) 942-8090 for information on the operation of the public reference room.

Our SEC reports and other information about us are also available to the public at the SEC's web site at http://www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee by writing the SEC's Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549-0102.


                    Investment Company Act File No. 811-09933



--------

1 The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 40 for more information about these charges and our current charges.


2 This is the maximum guaranteed Sales Charge. For information regarding our current charges, see "Premium Charges" on page 40.

3 We reserve the right to increase or decrease this charge due to any change in tax law or premium taxes we expect to pay.


4 This charge applies to all surrenders and partial surrenders. The initial amount of the surrender charge generally equals the Specified Death Benefit of your policy multiplied by the applicable rate per thousand dollars of Specified Death Benefit divided by 1000. The applicable rate depends on the Insured's age, sex and underwriting risk classification. The surrender charge declines over a nine-year period, in accordance with a table shown in your policy. For example, the table below shows the nine-year surrender charge schedule for a 45-year-old Male Preferred Nonsmoker.

                     POLICY YEAR   SURRENDER CHARGE PER $1,000
                           1                 $15.88
                           2                 $14.12
                           3                 $12.35
                           4                 $10.59
                           5                 $ 8.82
                           6                 $ 7.06
                           7                 $ 5.29
                           8                 $ 3.53
                           9                 $ 1.76
                           10+               $0

An additional surrender charge usually applies if you increase your Specified Death Benefit. The surrender charge on partial surrenders generally is proportionate to the reduction in Policy Value resulting from partial surrender. For more information, see "Surrender Charge" at page 42 below.

The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus, or contact your sales representative.

5 This is the maximum guaranteed Initial Surrender Charge. For information regarding our current charges see "Surrender Charge" on page 42.

6 This charge is not deducted from your Policy Value, but must be paid separately by you with each request for an in-force illustration in excess of one per Policy Year.

7 For example, you will be subject to this charge if you request an increase in the Specified Death Benefit, which would require you to provide us with satisfactory evidence of insurability. See "Changes in Specified Death Benefit" on page 32.

8 This charge reflects the expenses we expect to incur for providing expedited delivery of surrender, partial surrender or loan proceeds. We may increase this charge upon prior notice to you to reflect any increase in the expenses we expect to incur for providing this service.

9 The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 40 for more information about these charges and our current charges.

10 The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rates that the guaranteed rates shown in your policy. Our current cost of insurance charges also vary depending on the Specified Death Benefit of the Policy. We calculate a separate cost of insurance charge for any increase in the Specified Death Benefit based on the Insured's circumstances at the time of the increase (including age and underwriting risk classification). For more information about the calculation of the cost of insurance charges, see "Cost of Insurance Charge" on page 41.

See "Cost of Insurance Charge" on page 41 for a description of how the Net Amount at Risk is determined.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.

11 This is the maximum guaranteed Mortality and Expense Risk Charge. For information regarding our current charges, see "Mortality and Expense Risk Charge" on page 41.

12 Preferred loans are loans against Earnings that are available only after the tenth Policy Anniversary. All other loans are treated as standard loans. After the tenth Policy Year, each loan will be treated as a preferred loan in an amount up to current Earnings, if any, and as a standard loan as to any loan amount in excess of Earnings. The relative amounts of any outstanding preferred and standard loans will be reset on each Policy Anniversary based on current Earnings, if any. Preferred and standard loans accrue interest daily at an annual simple interest rate of 3% and 4%, respectively. In contrast, amounts allocated to the Loan Account as collateral for such loans accrue compounded interest daily at an annual effective interest rate of 3%. Thus, a preferred loan taken on the Policy Anniversary would result in an effective net interest rate of 0% over the ensuing Policy Year since as much interest would be charged on the loan as would be earned on the Loan Account (assuming no other loans). However, a preferred loan would be charged more interest over periods of less than one year than would be earned on the Loan Account due to the difference in the way interest is accrued on loans and earned on the Loan Account. Standard loans are charged interest in excess of the interest earned on the Loan Account in all cases.

13 We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.

14 The table shows the maximum guaranteed charges, except as otherwise indicated. See "Charges and Deductions" on page 40 for more information about these charges and our current charges.

15 There is no additional cost for these riders, which are added automatically to your Policy (in states where available).

16 The death benefit coverage under this rider equals the Total Death Benefit minus the Base Death Benefit, but not less than zero.

17 The cost of insurance varies based on individual characteristics such as the sex, underwriting risk classification and age of the Insured and length of time the policy has been in force. We determine the current cost of insurance rates, but we guarantee that we will never charge you higher cost of insurance rates than the guaranteed rates shown in your policy. Our current cost of insurance charges also vary depending on the rider death benefit.

The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your policy, please contact us at the address or telephone number shown on the first page of this prospectus or contact your sales representative.


18 The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2003 for the portfolios in which the Separate Account invests.

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2004




           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                   JACKSON NATIONAL LIFE INSURANCE COMPANY(R)

                             IN CONNECTION WITH ITS

                      JACKSON NATIONAL SEPARATE ACCOUNT IV




This Statement of Additional Information is not a prospectus. This Statement of Additional Information contains additional information about the Policies described above that you may find useful. You should read it together with the Prospectus for the Policies. The date of the Prospectus to which this Statement of Additional Information relates is May 1, 2004. You may obtain a copy of the Prospectus without charge by calling us toll-free at (800) 766-4683 or by writing to us at the following address.



                                      Jackson National Life Insurance Company
                                                   PO Box 30502
                                           Lansing, Michigan 48909-8002

                                                 TABLE OF CONTENTS

                                                                                                            PAGE


GENERAL INFORMATION AND HISTORY...............................................................................1


SERVICES......................................................................................................2

DISTRIBUTOR...................................................................................................3

DISTRIBUTION OF THE POLICIES..................................................................................3

PERFORMANCE DATA..............................................................................................4

ILLUSTRATION OF DEATH BENEFITS,  POLICY VALUES AND CASH SURRENDER VALUES......................................4

FINANCIAL STATEMENTS..........................................................................................11



                         GENERAL INFORMATION AND HISTORY

Jackson National Life Insurance Company ("Jackson National(R)") is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 1 Corporate Way, Lansing, Michigan 48951. Jackson National is a wholly owned subsidiary of Brooke Life Insurance Company and is ultimately a wholly owned subsidiary of Prudential plc, London, England, a publicly traded life insurance company in the United Kingdom.

Jackson National Separate Account IV (the "Separate Account") was established in 1997 as a segregated asset account of Jackson National. The Separate Account is registered as a unit investment trust under the Investment Company of 1940, as amended.

The JNL/Mellon Capital Management S&P Investment Divisions and JNL/S&P Investment Divisions ("Divisions") of the Separate Account are not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P(R)), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Divisions or any member of the public regarding the advisability of investing in securities generally or in the Divisions particularly or the ability of the S&P 500 Index and the S&P 400 Index to track general stock market performance. S&P's only relationship to the Separate Account (Licensee) is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) and S&P 400 Index which are determined, composed and calculated by S&P without regard to the Licensee or the Divisions. S&P has no obligation to take the needs of the Licensee or the owners of the Divisions into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indexes. S&P is not responsible for and has not participated in the determination of the prices and amount of the Divisions or the timing of the issuance or sale of the Divisions or in the determination or calculation of the equation by which the Divisions are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Divisions.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX AND THE S&P INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE DIVISIONS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX AND S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX AND THE S&P 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    SERVICES


The financial statements of Jackson National for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. No financial statements are included for the Separate Account because it has not yet commenced operations, has no assets or liabilities, and has received no income or incurred any expense. Jackson National's audit report refers to the adoption effective January 1, 2001, of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Investments and Hedging Activities," and the adoption effective April 1, 2001, of the Emerging Issues Task Force Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." KPMG LLP is located at 300 East Wacker Drive, Suite 1400, Chicago, Illinois 60601.


Actuarial matters included in the Prospectus and this Statement of Additional Information, including the hypothetical Policy illustrations included herein, have been approved by Angela Matthews, Actuary of Jackson National, and are included in reliance upon her opinion as to their reasonableness.

                                   DISTRIBUTOR

The Policies are distributed by Jackson National Life Distributors, Inc. ("JNLD"), a subsidiary of Jackson National. JNLD is located at 8055 E. Tufts Avenue, Denver, Colorado 80237. The Policies are offered on a continuous basis. However, Jackson National reserves the right to discontinue offering the Policies at any time.

As of the date of this Statement of Additional Information, no commissions have been paid to, and no amounts have been retained by, JNLD or any broker-dealer in connection with the distribution of the Policies.

                          DISTRIBUTION OF THE POLICIES

The Policies are sold by registered representatives of broker-dealers who are our insurance agents, either individually or through an incorporated insurance agency. Registered representatives who sell the Policies may earn a maximum sales commission of approximately 90% of all premiums up to the first year Target Premium plus up to 3% of any additional premiums paid in excess of that amount. Registered representatives also may be eligible for a trail commission of up to 0.15% on Policies that have been in force for at least twelve months. Jackson National may also pay up to 8% of all premiums up to the first year Target Premium as a broker dealer concession in the first Policy Year. From time to time, we may pay or permit other promotional incentives in cash, credits, or other compensation. Jackson National pays all such commissions and incentives.

                                PERFORMANCE DATA

From time to time, we may advertise performance data related to the Investment Divisions of the Separate Account available under the Policy.

The performance figures are calculated using the actual historical performance of the underlying portfolios for the periods shown and represent the average annual total return for that period. The performance for a specific period is calculated by taking a hypothetical $1,000 investment in an Investment Division on the first day of the period ("initial investment") and computing the average annual compounded rate of return for the period that would equate the initial investment with the value of that investment at the end of the period, carried to at least the nearest hundredth of a percent.

The performance returns will reflect the deduction of management fees and all other operating expenses of the portfolios and the deduction of the current mortality and expense risk charge applicable under the Policy for the first ten Policy Years. The guaranteed mortality & expense risk charge is higher and the current mortality & expense risk charge is lower after the tenth year. The returns will not reflect any premium deductions for costs of insurance, premium charges, monthly policy fees or administrative charges, surrender charges, or other policy charges. IF THE PERFORMANCE INCLUDED SUCH DEDUCTIONS, THE RETURNS SHOWN WOULD BE SIGNIFICANTLY LOWER.

No performance information is available since the Class B shares of the underlying portfolio has not commenced operations as of December 31, 2003. Performance data may be shown for the period from the commencement of Policy sales, which is when the separate account will commence operations.

                         ILLUSTRATION OF DEATH BENEFITS,
                     POLICY VALUES AND CASH SURRENDER VALUES

The following tables illustrate how values under a Policy change with the investment experience of the Portfolios. The tables illustrate how the Death Benefits, Policy Values and Cash Surrender Values of a Policy issued to an Insured of a given age and underwriting risk classification would vary over an extended period of time if the hypothetical gross investment rates of return on the assets held in the Investment Divisions of the Separate Account were a uniform annual rate of 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over and under those averages throughout the years, the Death Benefits, Policy Values, and Cash Surrender Values may be different.

The amounts shown for the Death Benefit, Policy Value, and Cash Surrender Value as of each Policy Anniversary reflect the fact that the net investment returns on the assets held in the Investment Divisions are lower than the gross after-tax returns on the Portfolios, as a result of the expenses paid by the Portfolios and the charges deducted from the Investment Divisions. The net investment returns reflect the deduction of the Portfolio investment management fees and other Portfolio expenses at an annual effective rate of 0.70%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios. The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.688%, 4.252% and 10.193% respectively, on a guaranteed basis, and -1.590%, 4.357% and 10.303%, respectively, on a current basis during years one through ten, -0.948%, 5.037% and 11.022% respectively, on a current basis during years eleven through twenty, and -0.700%, 5.300% and 11.300%, respectively, on a current basis during years twenty-one and thereafter.

The tables illustrate the Death Benefits, Policy Values, and Cash Surrender Values that would result based upon the hypothetical investment rates of return if no payments other than the specified annual premium payments are made, if all premium payments are allocated to the Separate Account, and if no policy loans are taken. The tables also assume that no partial surrenders, transfers, or changes in the Specified Death Benefit or death benefit option are made.

Values are shown for Policies issued to preferred non-tobacco class Insureds. Values for Policies issued on a basis involving higher mortality risk would result in lower Death Benefits, Policy Values, and Cash Surrender Values than those illustrated. Females generally have a more favorable cost of insurance rate structure than males, and non-tobacco class Insureds generally have a more favorable cost of insurance rate than tobacco class Insureds.

The amounts shown in the tables also reflect all charges deducted under the Policy based on the assumptions described herein and in the tables. These charges include a sales charge, premium tax charge, and federal (DAC) tax charge, which are deducted from each premium; a daily mortality and expense risk charge, which is deducted from the assets of the Investment Divisions; and a monthly policy fee, monthly administrative charge, and monthly cost of insurance charge, which are deducted from Policy Value. The sales charge is currently 6% of Target Premium for the first five Policy Years and 4% thereafter. The current sales charge is 6% for years 1-5 and 4% for years 6+ (up to the Target Premium). The sales charge is guaranteed not to exceed 6% of all premium. The premium tax charge and federal (DAC) tax charge are 2.5% and 1.5% of each premium, respectively. The mortality and expense risk charge is currently equivalent to an annual effective rate of 0.90% and 0.25% for Policy Years 1-10 and 11-20, respectively, and 0.00% thereafter. This charge is guaranteed not to exceed 1.00% in all Policy Years. The monthly policy fee is $15 per month for the first three Policy Years and $7.50 per month thereafter. The monthly administrative fee is $0.07 per month per $1,000 of Specified Death Benefit for Policy Years 1-10 and $0.01 per month per $1,000 thereafter. This charge is assessed on up to $2 million of Specified Death Benefit. The monthly cost of insurance charge varies with the amount of insurance coverage and the age, sex and underwriting risk classification of the Insured. Cash Surrender Values reflect any applicable Surrender Charges.

The hypothetical values shown in the tables do not reflect any charges for federal, state or other income against the Separate Account, since we are not currently making this charge. However, if such a charge is made in the future, a higher gross annual investment rate of return than illustrated would be needed to produce the net after tax returns shown in the tables. The tables also do not reflect the deduction of the cost of any optional rider.

Upon request, we will furnish a comparable illustration based on the proposed Insured's age, sex and underwriting risk classification, Specified Death Benefit, death benefit option, proposed amount and frequency of premium payments, and any available riders requested.


                                      JACKSON NATIONAL LIFE INSURANCE COMPANY
                                  Flexible Premium Variable Life Insurance Policy
                                      Male Preferred Non-tobacco Issue Age 45
                                             $5,558.00 Annual Premium
                             $350,000 Specified Death Benefit (Death Benefit Option A)
                                            GUARANTEED MAXIMUM CHARGES

          ---------------------------------- --------------------------------- ---------------------------------------
          0% Hypothetical Gross Investment        6% Hypothetical Gross          12% Hypothetical Gross Investment
                       Return                       Investment Return                          Return
                    (-1.688% Net)                      (4.252% Net)                        (10.193% Net)
          ---------------------------------- --------------------------------- ---------------------------------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------


 Policy    Policy      Cash        Death      Policy      Cash        Death      Policy         Cash         Death
  Year     Value     Surrender    Benefit     Value     Surrender    Benefit      Value      Surrender      Benefit
                       Value                              Value                                Value
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   1       2,889         0        350,000     3,121         0        350,000      3,354          0          350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   2       5,616       1,294      350,000     6,259       1,937      350,000      6,932        2,610        350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   3       8,175       4,468      350,000     9,407       5,701      350,000     10,752        7,045        350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   4       10,652      7,565      350,000     12,654      9,567      350,000     14,929        11,842       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   5       12,944     10,473      350,000     15,897     13,426      350,000     19,394        16,923       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   6       15,045     13,193      350,000     19,130     17,278      350,000     24,172        22,320       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   7       16,930     15,694      350,000     22,324     21,089      350,000     29,271        28,036       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   8       18,579     17,963      350,000     25,458     24,842      350,000     34,710        34,094       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   9       19,967     19,967      350,000     28,504     28,504      350,000     40,505        40,505       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   10      21,066     21,066      350,000     31,429     31,429      350,000     46,671        46,671       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   11      22,111     22,111      350,000     34,470     34,470      350,000     53,509        53,509       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   12      22,826     22,826      350,000     37,355     37,355      350,000     60,817        60,817       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   13      23,202     23,202      350,000     40,068     40,068      350,000     68,651        68,651       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   14      23,218     23,218      350,000     42,582     42,582      350,000     77,070        77,070       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   15      22,848     22,848      350,000     44,866     44,866      350,000     86,138        86,138       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   16      22,050     22,050      350,000     46,872     46,872      350,000     95,918        95,918       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   17      20,771     20,771      350,000     48,540     48,540      350,000     106,484      106,484       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   18      18,944     18,944      350,000     49,796     49,796      350,000     117,915      117,915       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   19      16,487     16,487      350,000     50,549     50,549      350,000     130,305      130,305       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   20      13,316     13,316      350,000     50,701     50,701      350,000     143,776      143,776       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   25        **         **           **       38,617     38,617      350,000     234,483      234,483       350,000
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   30        **         **           **         **         **          **        396,682      396,682       424,450
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   35        **         **           **         **         **          **        664,824      664,824       698,065
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   40        **         **           **         **         **          **       1,080,709    1,080,709     1,134,744
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   45        **         **           **         **         **          **       1,707,594    1,707,594     1,792,973
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   50        **         **           **         **         **          **       2,703,606    2,703,606     2,730,642
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------
   55        **         **           **         **         **          **       4,425,351    4,425,351     4,425,351
--------- --------- ------------ ----------- --------- ------------ ---------- ------------ ------------- ------------

Assumptions:
1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.   No policy loans or partial surrenders have been taken.
3. Illustrated values reflect guaranteed expenses and guaranteed cost of insurance charges.
4. Policy values will vary from those illustrated if actual rates differ from those assumed.
5. The Death Benefits shown comply with Section 7702 of the Internal Revenue Code (as amended) based on the Guideline Premium Test.
6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.

The hypothetical gross investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representation can be made by Jackson National Life or any Portfolio that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                                  Flexible Premium Variable Life Insurance Policy
                                      Male Preferred Non-tobacco Issue Age 45
                                             $5,558.00 Annual Premium
                             $350,000 Specified Death Benefit (Death Benefit Option A)
                                                  CURRENT CHARGES

           ---------------------------------- ----------------------------------------- --------------------------------------------
           0% Hypothetical Gross Investment   6% Hypothetical Gross Investment Return     12% Hypothetical Gross Investment Return
                        Return

           ---------------------------------- ----------------------------------------- --------------------------------------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

 Policy     Policy       Cash        Death       Policy         Cash          Death        Policy      Cash Surrender      Death
  Year       Value     Surrender    Benefit      Value        Surrender      Benefit        Value          Value          Benefit
                         Value                                  Value
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    1        3,950         0        350,000       4,216           0          350,000        4,482            0            350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    2        7,760       3,438      350,000       8,537         4,214        350,000        9,346           5,024         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    3       11,453       7,746      350,000      12,988         9,282        350,000       14,654          10,947         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    4       15,183      12,096      350,000      17,735        14,648        350,000       20,614          17,527         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    5       18,861      16,390      350,000      22,698        20,227        350,000       27,201          24,730         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    6       22,593      20,741      350,000      27,999        26,148        350,000       34,599          32,747         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    7       26,244      25,009      350,000      33,513        32,278        350,000       42,746          41,511         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    8       29,839      29,223      350,000      39,274        38,658        350,000       51,745          51,129         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
    9       33,380      33,380      350,000      45,292        45,292        350,000       61,687          61,687         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   10       36,854      36,854      350,000      51,570        51,570        350,000       72,659          72,659         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   11       40,759      40,759      350,000      58,738        58,738        350,000       85,575          85,575         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   12       44,494      44,494      350,000      66,147        66,147        350,000       99,821          99,821         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   13       48,047      48,047      350,000      73,802        73,802        350,000       115,546        115,546         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   14       51,429      51,429      350,000      81,729        81,729        350,000       132,942        132,942         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   15       54,642      54,642      350,000      89,950        89,950        350,000       152,216        152,216         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   16       57,784      57,784      350,000      98,572        98,572        350,000       173,668        173,668         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   17       60,787      60,787      350,000     107,561        107,561       350,000       197,516        197,516         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   18       63,642      63,642      350,000     116,934        116,934       350,000       224,052        224,052         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   19       66,413      66,413      350,000     126,772        126,772       350,000       253,640        253,640         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   20       69,103      69,103      350,000     137,108        137,108       350,000       286,652        286,652         350,000
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   25       81,103      81,103      350,000     199,027        199,027       350,000       520,998        520,998         604,358
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   30       87,925      87,925      350,000     279,825        279,825       350,000       919,230        919,230         983,577
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   35       84,562      84,562      350,000     388,279        388,279       407,693      1,597,472      1,597,472       1,677,345
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   40       60,648      60,648      350,000     527,672        527,672       554,056      2,741,165      2,741,165       2,878,224
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   45         **          **          **        702,268        702,268       737,382      4,649,305      4,649,305       4,881,771
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   50         **          **          **        926,499        926,499       935,764      7,873,522      7,873,522       7,952,258
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------
   55         **          **          **       1,228,639      1,228,639     1,228,639    13,482,382      13,482,382     13,482,382
---------- ---------- ------------ ---------- ------------- -------------- ------------ -------------- --------------- -------------

Assumptions:
1. Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums were paid with a different frequency or in different amounts.
2.   No policy loans or partial surrenders have been taken.
3. Illustrated values reflect current expenses and current cost of insurance charges, which are subject to change.
4. Policy values will vary from those illustrated if actual rates differ from those assumed.
5.   The Death Benefits shown comply with Section 7702 of the
     Internal Revenue Code (as amended) based on the Guideline Premium Test.
6. When the Cash Surrender Value is zero, the Policy might lapse unless sufficient additional premium is paid within the Grace Period.
7. The gross annual investment rates of 0%, 6% and 12% correspond to net annual investment rates of return of -1.590%, 4.357% and 10.303%, respectively, during years one through ten, -0.948%, 5.037% and 11.022% respectively, during years eleven through twenty, and -0.700%, 5.300% and 11.300%, respectively, during years twenty-one and thereafter.

The hypothetical gross investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Portfolios. The Policy Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years but also fluctuated above or below those averages for individual Policy Years. No representation can be made by Jackson National Life or any Portfolio that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                              FINANCIAL STATEMENTS


The financial statements of Jackson National as of December 31, 2003, 2002 and 2001 and for each of the years in the three-year period ended December 31, 2003 of Jackson National and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and schedule of Jackson National included herein should be considered only as bearing upon the ability of Jackson National to meet its obligations under the Policies. Jackson National's financial statements do not bear on the future investment experience of the assets held in the Separate Account.


No financial statements are included for the Separate Account because it has not yet commenced operations, has no assets or liabilities, and has received no income or incurred any expense.

                     JACKSON NATIONAL LIFE INSURANCE COMPANY

                                AND SUBSIDIARIES



                               [GRAPHIC OMITTED]




                        CONSOLIDATED FINANCIAL STATEMENTS


                                DECEMBER 31, 2003







JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2003

__________________________________________________________________

Independent Auditors' Report                                                                    1



Consolidated Balance Sheets                                                                     2



Consolidated Income Statements                                                                  3



Consolidated Statements of Stockholder's Equity and Comprehensive Income                        4



Consolidated Statements of Cash Flows                                                           5



Notes to Consolidated Financial Statements                                                      6



                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholder of Jackson National Life Insurance Company


We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity and comprehensive income, and cash flows for each of the years in the three year period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and Subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

As discussed more fully in note 2 to the financial statements: effective January 1, 2001, Jackson National Life Insurance Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," and effective April 1, 2001, Jackson National Life Insurance Company adopted Emerging Issues Task Force Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."


/s/ KPMG LLP


Detroit, Michigan
January 30, 2004

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXCEPT PER SHARE INFORMATION)


-------------------------------------------------------------------------------------------------------------------------------

                                                                                        DECEMBER 31,
ASSETS                                                                            2003                2002
                                                                           ----------------------------------------
   Investments:
     Cash and short-term investments                                           $   1,255,559      $    5,121,400

     Investments available for sale, at fair value:
        Fixed maturities (amortized cost: 2003, $36,476,667; 2002,                38,657,265          35,168,706
       $33,975,596)
        Equities (cost: 2003, $264,263; 2002, $305,270)                              264,553             256,135
     Mortgage loans, net of allowance                                              5,505,914           4,442,681
     Policy loans                                                                    717,047             714,205
     Other invested assets                                                         1,916,691           1,476,724
                                                                           ----------------------------------------
         Total investments                                                        48,317,029          47,179,851

   Accrued investment income                                                         502,081             485,326
   Deferred acquisition costs                                                      1,836,333           1,941,876
   Reinsurance recoverable                                                           578,424             525,031
   Deferred income taxes                                                              24,814             276,770
   Value of acquired insurance, core deposits and goodwill                           129,294             151,273
   Income taxes receivable from Parent
                                                                                 8,625                -
   Other assets                                                                      134,861              74,793
   Variable annuity assets                                                         7,047,522           4,385,525
                                                                           ----------------------------------------
         Total assets                                                          $   58,578,983     $   55,020,445
                                                                           ========================================

LIABILITIES AND STOCKHOLDER'S EQUITY
   LIABILITIES
     Policy reserves and liabilities:
       Reserves for future policy benefits and claims payable                  $   1,191,969      $    1,076,860
       Deposits on investment contracts                                           32,895,440          30,808,632
       Guaranteed investment contracts                                             1,837,104           2,607,408
     Trust instruments supported by funding agreements                             6,263,726           5,850,833
     Savings deposits                                                              1,115,550           1,045,830
     Notes and bank debt                                                             989,396           1,103,508
     Securities lending payable                                                      921,839           2,485,588
        Income taxes payable to Parent                                                     -              85,399
     Other liabilities                                                             1,815,684           1,754,629
     Variable annuity liabilities                                                  7,047,522           4,385,525
                                                                           ----------------------------------------
         Total liabilities                                                        54,078,230          51,204,212
                                                                           ----------------------------------------

     Minority interest                                                                98,505              66,228
                                                                           ----------------------------------------

   STOCKHOLDER'S EQUITY
     Common stock, $1.15 par value; authorized 50,000 shares;
       issued and outstanding 12,000 shares                                           13,800              13,800
     Additional paid-in capital                                                    2,533,535           2,484,228
     Accumulated other comprehensive income, net of
       tax of $438,701 in 2003 and $242,573 in 2002                                  814,102             449,382
     Retained earnings                                                             1,040,811             802,595
                                                                           ----------------------------------------
         Total stockholder's equity                                                4,402,248           3,750,005
                                                                           ----------------------------------------
         Total liabilities and stockholder's equity                            $  58,578,983     $    55,020,445

                                                                           ========================================

          See accompanying notes to consolidated financial statements.


            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED INCOME STATEMENTS
(IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------------


                                                                         YEARS ENDED DECEMBER 31,
                                                               2003                2002                2001
                                                          -----------------  ------------------  ------------------
REVENUES
   Premiums                                                 $      173,411     $      152,694      $      223,149


   Net investment income                                         2,723,744          2,655,675           2,562,766

   Net realized losses on investments                              (60,897)          (479,764)           (614,695)

   Risk management activity                                       (186,319)          (552,701)           (412,740)

   Fee income:
     Mortality charges                                             131,196            133,665             133,223
     Surrender charges                                              79,200             61,324              62,729
     Expense charges                                                22,720             18,795              15,947
     Variable annuity fees                                          79,600             66,069              75,483
     Net asset management fees                                      24,796             21,595              23,531
                                                          -----------------  ------------------  ------------------
   Total fee income                                                337,512            301,448             310,913
   Other income                                                     39,696             43,240              38,292
                                                          -----------------  ------------------  ------------------
     Total revenues                                              3,027,147          2,120,592           2,107,685
                                                          -----------------  ------------------  ------------------

BENEFITS AND EXPENSES
   Death benefits                                                  331,116            334,527             307,610
   Market value adjustment benefits                                 62,678             14,238               2,204
   Interest credited on deposit liabilities                      1,551,399          1,553,412           1,558,210
   Interest expense on trust instruments supported
      by funding agreements                                        131,792            144,619             184,010
   Interest expense on notes, bank debt and reverse
   repurchase
      Agreements                                                    52,217             66,885              81,522
   Increase (decrease) in reserves, net of reinsurance               4,534            (34,457)             20,442
   Commissions                                                     423,446            427,882             303,249
   General and administrative expenses                             287,815            272,388             279,514
   Deferral of policy acquisition costs                           (560,512)          (556,120)           (391,412)
   Amortization of acquisition costs:
     Attributable to operations                                    239,015            375,080             239,823
     Attributable to risk management activity                      (28,454)            (7,961)            (56,726)
     Attributable to net realized losses on investments             (2,106)           (43,215)            (58,402)
   Amortization of acquired insurance, core deposits and
      goodwill                                                      21,979             20,702              22,458
                                                          -----------------  ------------------  ------------------
     Total benefits and expenses                                 2,514,919          2,567,980           2,492,502
                                                          -----------------  ------------------  ------------------
     Pretax income (loss) before minority interest                 512,228           (447,388)           (384,817)
   Minority interest                                               (14,628)            21,539              47,046
                                                          -----------------  ------------------  ------------------
     Pretax income (loss)                                          497,600           (425,849)           (337,771)
   Federal income tax expense (benefit)                            174,184           (148,463)           (117,062)
                                                          -----------------  ------------------  ------------------
     Income (loss) before cumulative effect of changes in
       accounting principles                                       323,416           (277,386)           (220,709)
   Cumulative effect of changes in accounting principles                 -                  -            (199,866)
                                                          -----------------  ------------------  ------------------
     NET INCOME (LOSS)                                      $      323,416     $     (277,386)     $     (420,575)

                                                          =================  ==================  ==================

   Pro forma net loss assuming the changes in
      accounting principles are applied retroactively                                              $     (237,414)
                                                                                                 ==================

          See accompanying notes to consolidated financial statements.



            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY AND COMPREHENSIVE INCOME
(IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------

                                                                       YEARS ENDED DECEMBER 31,
                                                           2003                 2002                  2001
                                                     -------------------  -------------------  --------------------

COMMON STOCK, BEGINNING AND END OF YEAR                $       13,800       $    13,800         $       13,800

                                                     -------------------  -------------------  --------------------

ADDITIONAL PAID-IN CAPITAL
Beginning of year                                           2,484,228            1,869,780            1,570,063
    Capital contributions                                      49,307              614,448              299,717
                                                     -------------------  -------------------  --------------------
End of year                                                 2,533,535            2,484,228            1,869,780
                                                     -------------------  -------------------  --------------------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning of year                                             449,382              (13,077)            (427,088)
    Net unrealized investment gains, net of
       reclassification adjustment and net of
       tax of $196,128 in 2003; $249,302 in 2002
       and $223,243 in 2001                                   364,720              462,459              414,011
                                                     -------------------  -------------------  --------------------
End of year                                                   814,102              449,382              (13,077)
                                                     -------------------  -------------------  --------------------

RETAINED EARNINGS
Beginning of year                                             802,595            1,221,981            1,773,661
    Net income (loss)                                         323,416             (277,386)            (420,575)
    Dividends paid to stockholder                             (85,200)            (142,000)            (131,105)
                                                     -------------------  -------------------  --------------------
End of year                                                 1,040,811              802,595            1,221,981
                                                     -------------------  -------------------  --------------------

TOTAL STOCKHOLDER'S EQUITY                             $    4,402,248       $    3,750,005            $3,092,484
                                                     ===================  ===================  ====================



                                                                      YEARS ENDED DECEMBER 31,
                                                           2003                 2002                 2001
                                                     -------------------  -------------------  ------------------
COMPREHENSIVE INCOME (LOSS)
Net income (loss)                                      $     323,416        $     (277,386)     $      (420,575)

Net unrealized holding gains arising during
       the period, net of tax of $154,863 in 2003;
$220,241                                                      288,084              408,489              293,951
       in 2002 and $158,596 in 2001
Reclassification adjustment for gains included in
       net income, net of tax of  $41,265 in 2003;             76,636               53,970              120,060
$29,061
       in 2002 and $64,647 in 2001
                                                     -------------------  -------------------  ------------------
COMPREHENSIVE INCOME (LOSS)                            $      688,136       $      185,073      $        (6,564)
                                                     ===================  ===================  ==================


          See accompanying notes to consolidated financial statements.



            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS


CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------------
                                                                             YEARS ENDED DECEMBER 31,
                                                                   2003                2002               2001
                                                              ----------------    ----------------   -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income (loss)                                          $     323,416       $    (277,386)     $    (420,575)

     Adjustments to reconcile net income (loss) to net cash
       provided by operating activities:
         Net realized losses on investments                            60,897             479,764            614,695
         Risk management activity                                     186,319             552,701            412,740
         Interest credited on deposit liabilities                   1,551,399           1,553,412          1,558,210
         Interest expense on trust instruments supported
           by funding agreements                                      131,792             144,619            184,010
         Other charges                                               (233,116)           (213,784)          (211,899)
         Amortization of discount and premium on investments          111,377             (33,979)            93,393
         Deferred income tax provision                                 55,828            (285,863)          (101,474)
         Change in:
              Accrued investment income                               (16,755)            (47,299)            42,563
              Deferred acquisition costs                             (352,056)           (232,216)          (269,153)
              Value of acquired insurance, core deposits and
                  goodwill                                             21,979              20,702             22,458
              Income taxes payable to Parent                          (64,717)            182,410            (27,032)
              Other assets and liabilities, net                       163,998             136,489             12,006
                                                              ----------------    ----------------   -----------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES                      1,940,361           1,979,570          1,909,942
                                                              ----------------    ----------------   -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Sales of fixed maturities and equities available for sale     11,934,636           6,835,958          5,732,067
     Principal repayments, maturities, calls and redemptions:
         Fixed maturities available for sale                        4,344,139           4,939,946          3,000,900
         Mortgage loans                                               447,125             792,097          1,273,431
        Purchases of:
         Fixed maturities and equities available for sale         (18,904,957)        (14,253,070)       (12,763,596)
             Mortgage loans                                        (1,503,846)         (1,037,256)          (773,815)
     Other investing activities                                    (1,868,359)            521,430           (699,498)
                                                              ----------------    ----------------   -----------------
       NET CASH USED BY INVESTING ACTIVITIES                       (5,551,262)         (2,200,895)        (4,230,511)
                                                              ----------------    ----------------   -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
       Policyholders account balances:
         Deposits                                                   6,783,741           8,789,168          6,876,598
         Withdrawals                                               (5,377,602)         (5,699,339)        (4,856,448)
     Net transfers to separate accounts                            (1,523,759)           (295,315)          (468,993)
     Proceeds from notes and bank debt                                797,485             427,424          1,052,639
     Payments on notes and bank debt                                 (911,770)           (580,719)          (418,930)
     Increase in savings deposits                                      42,165             177,411             67,797
     Payment of cash dividends to Parent                              (85,200)           (142,000)          (131,105)
     Capital contribution                                              20,000             590,000            251,800
                                                              ----------------    ----------------   -----------------
     NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES             (254,940)          3,266,630          2,373,358
                                                              ----------------    ----------------   -----------------

      NET INCREASE (DECREASE) IN CASH AND SHORT-TERM               (3,865,841)          3,045,305             52,789
INVESTMENTS

CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR                  5,121,400           2,076,095          2,023,306
                                                              ----------------    ----------------   -----------------
CASH AND SHORT-TERM INVESTMENTS, END OF YEAR                    $   1,255,559       $   5,121,400      $   2,076,095
                                                              ================    ================   =================

          See accompanying notes to consolidated financial statements.

            JACKSON NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

--------------------------------------------------------------------------------
1.   NATURE OF OPERATIONS

     Jackson National Life Insurance Company (the "Company" or "JNL") is wholly owned by Brooke Life Insurance Company ("Brooke Life" or the "Parent") which is ultimately a wholly owned subsidiary of Prudential plc ("Prudential"), London, England. JNL, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products, including immediate, indexed and deferred fixed annuities, variable annuities, guaranteed investment contracts ("GICs"), and individual life insurance products in all 50 states and the District of Columbia.

     The accompanying consolidated financial statements include JNL and its wholly owned subsidiaries, Jackson National Life Insurance Company of New York, an insurance company; Hermitage Management LLC, an inactive advertising agency; Jackson National Asset Management, LLC, an investment advisor and transfer agent; Jackson National Life Distributors, Inc., a broker dealer; JNL Thrift Holdings, Inc., a unitary thrift holding company; Curian Capital, LLC, a registered investment advisor; Jackson National Life (Bermuda) LTD, an insurance company; PPM America Special Investments Fund, L.P. ("SIF I"), PPM America Special Investments CBO II, L.P. ("CBO II"), (collectively, "PPMA Funds"); Tuscany CDO, Limited ("Tuscany"); Alcona Funding LLC ("Alcona"); Berrien Funding LLC ("Berrien"); Calhoun Funding LLC ("Calhoun") and Piedmont Funding LLC. JNL has effective managerial control of the PPMA Funds. Accordingly, the PPMA Funds are consolidated in the accompanying financial statements. JNL effectively owns a 72.0% interest in SIF I, a 15.1% interest in CBO II and a 100% interest in Tuscany. The minority interest reflected in the accompanying consolidated financial statements reflects the interests of other parties in the PPMA Funds. Alcona, Berrien, Calhoun and Piedmont Funding LLC were established to invest in certain securities associated with an asset securitization transaction referenced in Note 4.

     JNL Thrift Holdings, Inc. wholly owns Jackson Federal Bank ("Jackson Federal"), a thrift headquartered in Southern California. In January 2004, JNL Thrift Holdings, Inc. was dissolved, with JNL becoming the direct parent of Jackson Federal.

 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION
     The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform with the current year presentation with no impact on stockholder's equity or net income (loss).

     The preparation of the financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates. Significant estimates, as further discussed in the notes, include: 1) valuation of investments, including fair values of securities without readily ascertainable market values and the determination of when an unrealized loss is other than temporary; 2) assessments as to whether certain entities are variable interest entities and which party, if any, should consolidate the entity; 3) assumptions as to future gross profits, including lapse and mortality rates, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs; 4) assumptions used in calculating policy reserves and liabilities, including lapse and mortality rates, expenses and investment returns; 5) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; and 6) estimates related to recoverability of acquired insurance in force, core deposits and goodwill, establishment of loan loss reserves, liabilities for lawsuits and establishment of liability for state guaranty fund assessments.

     CHANGES IN ACCOUNTING PRINCIPLES
     Effective October 1, 2003, JNL adopted Derivatives Implementation Group Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" ("DIG B36"). DIG B36 addresses questions related to embedded derivatives in modified coinsurance reinsurance treaties (where funds are withheld by the ceding company) and in debt instruments that incorporate credit risk exposures that are unrelated or partially related to

  2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     the creditworthiness of the obligor. Implementation of DIG B36 did not have a material impact on JNL's results of operations or financial position.

     Effective July 1, 2003, JNL adopted Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" ("FAS 150"). FAS 150 requires that companies with consolidated entities that will terminate by a specific date, such as limited-life partnerships, disclose the other owners' interests in those limited-life entities based on the fair values of the limited-life entities' assets. The adoption of FAS 150 did not have a material impact on JNL's results of operations or financial position.

     The PPMA Funds are limited life partnerships. Upon termination of the partnerships, the assets will be sold and proceeds distributed to the partners in accordance with their respective partnership interests. The assets of the PPMA Funds are marketable securities, which are carried at fair value, with an appropriate adjustment to minority interest, in the accompanying financial statements. Accordingly, the minority interest liability is reflected at fair value in the accompanying consolidated balance sheet.

     Effective January 31, 2003, JNL adopted the Financial Accounting Standards Board's ("FASB") Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), and effective December 31, 2003 JNL adopted FASB Interpretation No. 46 (revised December 2003) ("FIN 46R"). FIN 46R is an interpretation of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," which requires an enterprise to assess whether consolidation of an entity is appropriate based upon its interests in a variable interest entity ("VIE"). FIN 46R provides guidance on how to identify a VIE and how an enterprise assesses its interests in a VIE. It also requires existing VIEs to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among the parties involved.

     Pursuant to the guidance provided by FIN 46R, the Company has concluded that consolidation of any interests in VIEs that would represent primary beneficial interests is not material to net income, assets, liabilities or financial position. The Company has also concluded that it has no significant variable interests in VIEs where it is not the primary beneficiary.

     Effective January 1, 2002, JNL adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"). FAS 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. The adoption of FAS 142 did not have a material impact on JNL's results of operations or financial position.

     Effective January 1, 2002, JNL adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("FAS 144"). FAS 144 supersedes Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets or for Long-Lived Assets to be Disposed of" ("FAS 121"), and Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB 30"). FAS 144 carries forward many of the provisions of FAS 121 and APB 30. In addition, FAS 144 does not apply to goodwill and other intangible assets that are not amortized. FAS 144 requires majority owned subsidiaries for which control is likely to be temporary to be consolidated. The adoption of FAS 144 did not have a material impact on JNL's results of operations or financial position.

     Effective April 1, 2001, JNL adopted Emerging Issues Task Force Issue No. 99-20 ("EITF 99-20"), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The initial April 1, 2001 transitional loss adjustment totaling $32.8 million, net of reduced deferred acquisition cost amortization of $4.2 million and federal income tax benefit of $10.0 million, was recorded as a cumulative effect of a change in accounting principle.

  2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Effective January 1, 2001, JNL adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). FAS 133, as amended by Statements No. 137 and 138, establishes accounting and reporting standards for derivative instruments and for hedging activities. Under FAS 133, all derivative instruments, including certain derivative instruments embedded in other contracts, are recognized as either assets or liabilities in the balance sheet at their fair values, and changes in such fair values are recognized immediately in earnings unless specific hedging criteria are met. While the Company uses derivatives to hedge certain risks in conjunction with its asset/liability management program, JNL elected to not incur the costs of restructuring its derivative contracts, segregating investment portfolios and adding the systems and personnel required to qualify for much stricter hedge accounting treatment on an ongoing basis.

     Upon adoption in 2001, a gross transitional loss adjustment totaling $277.1 million, net of additional deferred acquisition cost amortization of $1.8 million and federal income tax benefit of $97.6 million, based on the aggregate fair value of the Company's derivative instruments as of January 1, 2001, was recorded as a cumulative effect of a change in accounting principle. Since adoption of FAS 133, earnings have reflected significantly increased volatility owing to fair value fluctuations on certain derivative instruments, particularly interest rate swaps, that are regularly used to manage risks associated with movements in interest rates. Changes in the fair value of derivative instruments are now reflected in income while the largely offsetting change in fair value of the Company's hedged investments will remain as an adjustment to equity in the balance sheet as unrealized gains and losses.

     A reconciliation of reported net income to adjusted net income is as follows (in thousands):

                                                                    YEARS ENDED DECEMBER 31,
                                                          2003                2002                2001
                                                    -----------------   ------------------  ------------------
     Reported net income (loss)                       $       323,416     $     (277,386)     $    (420,575)

       Net income adjustment for FAS 133 and
           EITF 99-20                                           -                   -               181,264
     Goodwill amortization                                      -                   -                 2,918
     Tax effect of goodwill amortization                       -                    -
                                                                                                     (1,021)
                                                    -----------------   ------------------  ------------------
                                                    -----------------   ------------------  ------------------
       Pro forma net income (loss) assuming the
           changes in accounting principles are
           applied retroactively                      $       323,416     $     (277,386)     $    (237,414)
                                                    =================   ==================  ==================

     COMPREHENSIVE INCOME
     Comprehensive income includes all changes in stockholder's equity (except those arising from transactions with owners/stockholders) and, in the Company's case, includes net income and net unrealized gains or losses on securities.

     INVESTMENTS
     Cash and short-term investments, which primarily include commercial paper and money market instruments, are carried at amortized cost. These investments have maturities of three months or less and are considered cash equivalents for reporting cash flows.

     Fixed maturities consist of debt securities and commercial loans. Debt securities include bonds, notes, redeemable preferred stocks, mortgage-backed securities and structured securities. Acquisition discounts and premiums on fixed maturities are amortized into investment income using the interest method. Mortgage-backed and structured securities are amortized over the estimated redemption period. All debt securities are classified as available for sale and are carried at fair value. For declines in fair value considered to be other than temporary, the cost basis of debt securities are reduced to estimated net realizable value, or in the case of other than high credit quality beneficial interests in securitized financial assets, fair value. In determining whether an other than temporary impairment has occurred, the Company considers a security's forecasted cash flows as well as the severity and duration of depressed fair values. Commercial loans include certain term and revolving notes, as well as certain receivables arising from asset based lending activities. Commercial loans are carried at outstanding principal balances, less any allowance for loan losses.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Equities, which include common stocks and non-redeemable preferred stocks, are carried at fair value. The cost basis of equities is reduced to estimated net realizable value for declines in fair value considered to be other than temporary. At December 31, 2003 and 2002, equities included investments in mutual funds of $89.4 million and $80.1 million, respectively, which support liabilities of the Company's non-qualified voluntary deferred compensation plans.

     Mortgage loans are carried at aggregate unpaid principal balances, net of unamortized discounts and premiums and an allowance for loan losses. The allowance for loan losses is maintained at a level considered adequate to provide for losses inherent in the mortgage loan portfolio.

     Policy loans are carried at the unpaid principal balances.

     Real estate is carried at the lower of depreciated cost or fair value.

     Limited partnership investments are accounted for using the equity method.

     Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined using the specific cost identification method. Acquisition premiums and discounts on investments are amortized to investment income using call or maturity dates. The changes in unrealized gains or losses on investments classified as available for sale, net of tax and the effect of the deferred acquisition costs adjustment, are excluded from net income and included as a component of comprehensive income and stockholder's equity.

     DETERMINATION OF FAIR VALUE FOR ILLIQUID DISTRESSED SECURITIES
     Prior to 2003, the Company used independently obtained estimates of fair value for all securities for which such values were available. With respect to certain illiquid distressed securities, these values were broker-provided quotes which may not generally be the best representation of fair value, considered to be a value obtainable in a transaction between willing parties. Effective January 1, 2003, fair values for illiquid distressed securities are primarily determined based on internally derived estimates of discounted future cash flows or expected recovery values. Liquidation values for these illiquid distressed securities would generally be lower, and in many cases significantly lower, than internally derived fair values. As of December 31, 2003, the amortized cost and fair value of illiquid distressed securities valued internally was $52.1 million and $54.4 million, respectively.

     The refinement of estimated fair value of illiquid distressed securities has no impact on net income and increased comprehensive income in 2003 by $3.2 million, net of a $3.5 million change in deferred acquisition costs and $1.7 million in deferred federal income tax.

     DERIVATIVE FINANCIAL INSTRUMENTS, EMBEDDED DERIVATIVES AND RISK MANAGEMENT ACTIVITY
     The Company enters into financial derivative transactions, including swaps, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows, which the Company has acquired or incurred. The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance.

     The Company generally uses derivative instruments for hedging purposes. Additionally, certain liabilities, primarily trust instruments supported by funding agreements and equity-linked annuities, issued by the Company, contain embedded derivatives as defined by FAS 133. The Company does not account for such derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements of FAS 133 were followed. Financial derivatives, including derivatives embedded in certain host liabilities that have been separated for accounting and financial reporting purposes, are carried at fair value. The results from derivative financial instruments and embedded derivatives, including net payments, realized gains and losses and changes in value, are reported in risk management activity.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Interest rate swap agreements generally involve the exchange of fixed and floating payments over the life of the agreement without an exchange of the underlying principal amount. Interest rate swaps outstanding at December 31, 2003 and 2002 are used for hedging purposes. Interest rate swaps are included in other invested assets or other liabilities.

     Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long duration interest rate swap at future exercise dates. The Company purchases and writes put-swaptions with maturities up to 10 years. On a net basis, put-swaptions hedge against significant upward movements in interest rates. Put-swaptions purchased are included in other invested assets. Put-swaptions written are included in other liabilities.

     Equity index futures contracts and equity index call options, which are used to hedge the Company's obligations associated with its issuance of equity index-linked immediate and deferred annuities, are included in other invested assets. These annuities contain embedded options whose fair value is included in deposits on investment contracts.

     Equity index swaps, in which the Company receives equity returns in exchange for short-term floating rate payments based on a notional amount, are held for both hedging and investment purposes, and are included in other invested assets or other liabilities.

     Cross-currency swaps, which embody spot and forward currency swaps and additionally, in some cases, interest rate swaps and equity index swaps, are entered into for the purpose of hedging the Company's foreign currency denominated funding agreements supporting trust instrument obligations. Cross-currency swaps serve to hedge derivatives embedded in the funding agreements and are included in other invested assets or other liabilities. The fair value of derivatives embedded in funding agreements, as well as foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Foreign currency transaction gains and losses associated with funding agreements hedging activities are included in risk management activity.

     DEFERRED ACQUISITION COSTS
     Certain costs of acquiring new business, principally commissions, bonus interest on certain products and certain costs associated with policy issue and underwriting, which vary with and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. As certain fixed maturities and equities available for sale are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in fair value of fixed maturities and equities available for sale, net of tax, that is credited or charged directly to stockholder's equity and is a component of other comprehensive income. Deferred acquisition costs have been decreased by $904.8 million at December 31, 2003 and $447.2 million at December 31, 2002 to reflect this change.

     During 2002, poor equity market performance lowered future expected profits on the variable annuity product line through lower fee income and an increased provision for future guaranteed minimum death benefit claims. As a result, the deferred acquisition cost asset associated with the variable annuities became impaired. During 2002, the asset was reduced through increased amortization compared to 2001 of approximately $128.3 million primarily due to the poor equity market performance. No such deferred acquisition cost asset impairments were required in 2003. However, further impairments or accelerated amortization of this deferred acquisition cost asset may result if future equity market returns are below assumed levels.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     VALUE OF ACQUIRED INSURANCE, CORE DEPOSITS AND GOODWILL
     The value of acquired insurance in-force at acquisition date represents the present value of anticipated profits of the business in-force on November 25, 1986 (the date the Company was acquired by Prudential) net of amortization. The value of acquired insurance in-force is amortized in proportion to anticipated premium revenues for traditional life insurance contracts and estimated gross profits for annuities and interest-sensitive life products over a period of 20 years.

     Goodwill and core deposit intangibles represent the excess of purchase price over the fair value of assets acquired in the purchase of Jackson Federal, Highland Federal Bank ("Highland"), and the Fremont branch ("Fremont") acquired from Fremont Investment and Loan, located in California, in 2002. Fremont had total assets of $101.6 million and deposit liabilities of $103.2 million at the date of acquisition in 2002. For these acquisitions, the excess of the purchase price over the fair value of the assets acquired was allocated to goodwill and core deposit intangibles. The core deposit intangibles are amortized over 7 years. Beginning January 1, 2002, with the adoption of FAS 142, goodwill is no longer being amortized. Prior to 2002, goodwill was amortized over 15 years.

     FEDERAL INCOME TAXES
     The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities.

     JNL files a consolidated federal income tax return with Brooke Life and Jackson National Life Insurance Company of New York. Jackson National Life Distributors, Inc. and JNL Thrift Holdings, Inc. file separate income tax returns. PPM America Special Investments Fund, L.P. and PPM America Special Investments CBO II, L.P. file as limited partnerships and pass through the appropriate portion of their income and deductions to their partners. Jackson National Life (Bermuda) LTD is taxed as a controlled foreign corporation of JNL. The other entities are limited liability companies with all of their interests owned by JNL. Accordingly, they are not considered separate entities for income tax purposes; and therefore, are taxed as part of the operations of JNL and not taxed separately. Income tax expense is calculated on a separate company basis.

     POLICY RESERVES AND LIABILITIES
     RESERVES FOR FUTURE POLICY BENEFITS AND CLAIMS PAYABLE:
     For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 50% to 90% of the 1975-1980 Basic Select and Ultimate tables depending on policy duration. Interest rate assumptions range from 4.0% to 8.0%. Lapse and expense assumptions are based on Company experience.

     DEPOSITS ON INVESTMENT CONTRACTS:
     For the Company's interest-sensitive life contracts, liabilities approximate the policyholder's account value. For deferred annuities, the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder's account value. The liability for equity index-linked annuities is based on two components, 1) the imputed value of the underlying guaranteed host contract, and 2) the fair value of the embedded option component of the contract. Obligations in excess of the guaranteed contract value are hedged through the use of futures contracts and call options.

     TRUST INSTRUMENTS SUPPORTED BY FUNDING AGREEMENTS
     JNL and Jackson National Life Funding, LLC established a European Medium Term Note program, with up to $7 billion in aggregate principal amount outstanding at any one time. Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing instruments to institutional investors, the proceeds of which are deposited with JNL and secured by the issuance of Funding Agreements. Outstanding balances totaled $4.1 billion at both December 31, 2003 and 2002.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     JNL and Jackson National Life Global Funding established an initial $3 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing instruments to institutional investors, the proceeds of which are deposited with JNL and secured by the issuance of Funding Agreements. The outstanding balances at December 31, 2003 and 2002 totaled $2.2 billion and $1.8 billion, respectively.

     Instruments issued representing obligations denominated in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The fair value of derivatives embedded in funding agreements, as well as foreign currency transaction gains and losses, are included in the carrying value of the trust instruments supported by funding agreements.

     Trust instrument liabilities are adjusted to reflect the effects of foreign currency transaction gains and losses using exchange rates as of the reporting date. Foreign currency transaction gains and losses are included in risk management activity.

     VARIABLE ANNUITY ASSETS AND LIABILITIES
     The assets and liabilities resulting from individual variable annuity contracts which aggregated $6,978.1 million and $4,339.9 million at December 31, 2003 and 2002, respectively, are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are recorded as earned and included in variable annuity fees and net asset management fees in the consolidated income statements.

     The Company has issued a group variable annuity contract designed for use in connection with and issued to the Company's Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account - II and aggregated $69.4 million and $45.6 million at December 31, 2003 and 2002, respectively. The Company receives administrative fees for managing the funds and these fees are recorded as earned and included in net asset management fees in the consolidated income statement.

     SAVINGS DEPOSITS
     Savings deposits are comprised of banking deposits held by Jackson Federal, and include demand deposits, passbook and statement savings, money market and certificates of deposit. Savings deposit liabilities are reported at the outstanding balance of the accounts.

     REVENUE AND EXPENSE RECOGNITION
     Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished by provisions for future policy benefits and the deferral and amortization of acquisition costs.

     Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of the investment income and charges assessed against the policyholder's account value for mortality charges, surrenders and administrative expenses. Fee income also includes revenues related to asset management fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Underwriting and other acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished by deferral and amortization of acquisition costs. Non-acquisition expenses are recognized as incurred.

     Investment income is not accrued on securities in default and otherwise where the collection is uncertain. Subsequent receipts of interest on such securities are generally used to reduce the cost basis of the securities.

3.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     Disclosure is required for fair value information about financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, and beginning in 2003 for illiquid distressed securities, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent market quotes and, in many cases, cannot be realized in immediate settlement of the instrument.

     The following summarizes the basis used by the Company in estimating fair values for financial instruments:

     CASH AND SHORT-TERM INVESTMENTS:
     Carrying value is considered to be a reasonable estimate of fair value.

     FIXED MATURITIES:
     Fair values for fixed maturity securities are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values. Fair values for illiquid distressed securities are primarily determined based on internally derived estimates of discounted future cash flows or expected recovery values.

     EQUITIES:
     Fair values for common and non-redeemable preferred stock are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values.

     MORTGAGE LOANS:
     Fair values are determined by discounting the future cash flows to the present at current market rates. The fair value of mortgages approximated $5,882.7 million and $4,710.4 million at December 31, 2003 and 2002, respectively.

     POLICY LOANS:
     Fair value approximates carrying value since policy loan balances reduce the amount payable at death or surrender of the contract.

     DERIVATIVES:
     Fair values are based on quoted market prices, estimates received from financial institutions or valuation models.

     VARIABLE ANNUITY ASSETS:
     Variable annuity assets are carried at the market value of the underlying securities.

     ANNUITY RESERVES:
     Fair values for immediate annuities, without mortality features, are derived by discounting the future estimated cash flows using current interest rates for similar maturities. For deferred annuities, fair value is based on surrender value. For equity-linked immediate and deferred annuities, fair value includes the fair value of the embedded options. The carrying value and fair value of such annuities approximated $27.5 billion and $26.7 billion, respectively, at December 31, 2003 and $25.4 billion and $25.0 billion, respectively, at December 31, 2002.

     RESERVES FOR GUARANTEED INVESTMENT CONTRACTS:
     Fair value is based on the present value of future cash flows at current pricing rates. The fair value approximated $1.8 billion and $2.6 billion at December 31, 2003 and 2002, respectively.

     TRUST INSTRUMENTS SUPPORTED BY FUNDING AGREEMENTS:
     Fair value is based on the present value of future cash flows at current pricing rates, plus the fair value of embedded derivatives. The fair value approximated $6.3 billion and $5.9 billion at December 31, 2003 and 2002, respectively.

3.   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

     SAVINGS DEPOSITS:
     Fair value of deposit accounts with no stated maturity (demand deposits, regular passbook and money market accounts) is equal to their carrying amounts. Fair value of certificates of deposit is based on the discounted value of contractual cash flows. The fair value approximated $1.1 billion at both December 31, 2003 and 2002.

     REVERSE REPURCHASE AGREEMENTS:
     Carrying value of reverse repurchase agreements is considered to be a reasonable estimate for fair value.

     NOTES AND BANK DEBT:
     Fair value of notes and bank debt is based on the present value of future cash flows at current interest rates.

     VARIABLE ANNUITY LIABILITIES:
     Fair value of contracts in the accumulation phase is based on account value less surrender charges. Fair value of contracts in the payout phase is based on the present value of future cash flows at assumed investment rates. The aggregate fair value approximated $6.6 billion and $4.1 billion at December 31, 2003 and 2002, respectively.

4.   INVESTMENTS

     Investments are comprised primarily of fixed-income securities, primarily publicly-traded industrial, mortgage-backed, utility and government bonds, and mortgage and commercial loans. Mortgage-backed securities include asset-backed and other structured securities. The Company generates the majority of its deposits from interest-sensitive individual annuity contracts, life insurance products, and guaranteed investment contracts on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the interest-sensitive liabilities and to earn a stable return on its investments.

     FIXED MATURITIES
     The following table sets forth fixed maturity investments at December 31, 2003, classified by rating categories as assigned by nationally recognized statistical rating organizations, the National Association of Insurance Commissioners ("NAIC"), or if not rated by such organizations, the Company's investment advisor. At December 31, 2003, the carrying value of investments rated by the Company's investment advisor totaled $514.8 million. For purposes of the table, if not otherwise rated higher by a nationally recognized statistical rating organization, NAIC Class 1 investments are included in the A rating; Class 2 in BBB; Class 3 in BB and Classes 4 through 6 in B and below.

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                                                         PERCENT OF TOTAL
                                                         FIXED MATURITIES
        INVESTMENT RATING                                DECEMBER 31, 2003
                                                       ----------------------
                                                       ----------------------
        AAA                                                    16.0%
        AA                                                      5.9
        A                                                      26.2
        BBB                                                    44.2
                                                       ----------------------
                                                       ----------------------
            Investment grade                                   92.3
                                                       ----------------------
                                                       ----------------------
        BB                                                      5.3
        B and below                                             2.4
                                                       ----------------------
                                                       ----------------------
            Below investment grade                              7.7
                                                       ----------------------
                                                       ----------------------
            Total fixed maturities                            100.0%
                                                       ======================

     The amortized cost and carrying value of fixed maturities in default that were anticipated to be income producing when purchased were $90.9 million and $100.7 million, respectively, at December 31, 2003. The amortized cost and carrying value of fixed maturities that have been non-income producing for the 12 months preceding December 31, 2003 were $87.3 million and $96.0 million, respectively, and for the 12 months preceding December 31, 2002 were $134.6 million and $92.8 million, respectively.


4.   INVESTMENTS (CONTINUED)

     The amortized cost, gross unrealized gains and losses and fair value of fixed maturities are as follows (in thousands):

                                                                    GROSS             GROSS
                                              AMORTIZED          UNREALIZED         UNREALIZED          FAIR
       DECEMBER 31, 2003                         COST               GAINS             LOSSES            VALUE
                                          ------------------- ------------------ ----------------- ------------------
          U.S. Treasury securities
                                            $         4,156     $        200       $         3       $      4,353

          U.S. Government agencies
               and foreign governments                1,837              330                 -              2,167

          Public utilities                        2,370,585          175,446             4,090          2,541,941
          Corporate securities
               and commercial loans              24,440,620        1,946,199           103,294         26,283,525
          Mortgage-backed securities              9,659,469          248,579            82,769          9,825,279
                                          ------------------- ------------------ ----------------- ------------------
               Total                        $    36,476,667     $  2,370,754       $   190,156       $ 38,657,265
                                          =================== ================== ================= ==================

                                                                   GROSS             GROSS
                                              AMORTIZED          UNREALIZED        UNREALIZED           FAIR
       DECEMBER 31, 2002                        COST               GAINS             LOSSES            VALUE
                                          ------------------- ------------------ ----------------- ------------------
          U.S. Treasury securities
                                            $         4,167     $        342       $    -            $      4,509

          U.S. Government agencies
               and foreign governments                2,726              415          -                     3,141

          Public utilities                        1,402,075           68,078            68,330          1,401,823
          Corporate securities
               and commercial loans              23,565,100        1,671,898           461,567         24,775,431
          Mortgage-backed securities              9,001,528          349,471           367,197          8,983,802
                                          ------------------- ------------------ ----------------- ------------------
               Total                        $   33,975,596      $  2,090,204       $   897,094       $ 35,168,706
                                           =================== ================== ================= ==================

     At December 31, 2003 and 2002, available for sale securities without a readily ascertainable market value having an amortized cost of $4,889.6 million and $4,655.2 million, respectively, had an estimated fair value of $5,197.8 million and $4,938.0 million, respectively.

     The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

     Fixed maturities (in thousands):
                                                                  AMORTIZED
                                                                     COST           FAIR VALUE
                                                              ------------------------------------
     Due in 1 year or less                                      $   512,654       $     530,004

     Due after 1 year through 5 years                                                 5,869,333
                                                                  5,447,900
     Due after 5 years through 10 years                                              17,218,524
                                                                 15,932,528
     Due after 10 years through 20 years                                              3,205,658
                                                                  3,035,184
     Due after 20 years                                                               2,008,467
                                                                  1,888,932
     Mortgage-backed securities                                                       9,825,279
                                                                  9,659,469
                                                              ------------------------------------
          Total                                                 $36,476,667       $  38,657,265
                                                              ====================================

     Fixed maturities with a carrying value of $4.1 million and $3.5 million at December 31, 2003 and 2002 were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

4.    INVESTMENTS (CONTINUED)

     As of December 31, 2003, the fair value and the amount of gross unrealized losses included in accumulated other comprehensive income in stockholder's equity are as follows (in thousands):

                                        LESS THAN 12 MONTHS        12 MONTHS OR LONGER                TOTAL
                                    ------------------------------------------------------------------------------------
                                    ------------------------------------------------------------------------------------
                                        GROSS                      GROSS                      GROSS
                                     UNREALIZED                  UNREALIZED                 UNREALIZED
                                       LOSSES      FAIR VALUE      LOSSES     FAIR VALUE      LOSSES       FAIR VALUE
                                    ------------- ------------- ------------ ------------- ------------- --------------
     Government securities            $        3   $      535     $       -    $       -     $        3    $       535


     Public utilities                      2,461        52,685        1,629       13,650          4,090         66,335
     Corporate securities
          and commercial loans            65,885     1,512,590       37,409      389,961        103,294      1,902,551
     Mortgage-backed securities           82,022     3,034,484          747        9,046         82,769      3,043,530
                                    ------------- ------------- ------------ ------------- ------------- --------------
                                    ------------- ------------- ------------ ------------- ------------- --------------
          Subtotal - fixed               150,371     4,600,294       39,785      412,657        190,156      5,012,951
     maturities
     Equities                              1,173        11,887       21,773       66,834         22,946         78,721
                                    ------------- ------------- ------------ ------------- ------------- --------------
                                    ------------- ------------- ------------ ------------- ------------- --------------
     Total temporarily impaired
          securities                    $151,544   $ 4,612,181    $  61,558    $ 479,491     $  213,102    $ 5,091,672
                                    ============= ============= ============ ============= ============= ==============

     To the extent unrealized losses are not due to changes in interest rates, securities in an unrealized loss position are regularly reviewed for other than temporary declines in value. Factors considered in determining whether a decline is other than temporary include the length of time a security has been in an unrealized position, reasons for the decline in value and expectations for the amount and timing of a recovery in value.

     Assessments include judgments about an obligor's current and projected financial position, an issuer's current and projected ability to service and repay its debt obligations, the existence of, and realizable value for, any collateral backing obligations, the macro-economic outlook and micro-economic outlooks for specific industries and issuers. Assessing the duration of mortgage-backed securities can also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing abilities.

     Of the total carrying value for fixed maturities in an unrealized loss position at December 31, 2003, 76.5% were investment grade, 7.0% were below investment grade and 16.5% were not rated. Unrealized losses from fixed maturities that were below investment grade or not rated represented approximately 37.8% of the aggregate gross unrealized losses on available for sale fixed maturities.

     Corporate fixed maturities in an unrealized loss position were diversified across industries. As of December 31, 2003, the industries representing the larger unrealized losses included financial services (11.2% of fixed maturities gross unrealized losses) and industrial and manufacturing (11.2%). Other debt securities in an unrealized loss position are primarily asset-backed securities, including collateralized debt obligations. As of December 31, 2003, asset-backed other debt securities represented 6.3% of fixed maturities gross unrealized losses, including 3.1% related to collateralized debt obligations. The Company had no material unrealized losses on individual fixed maturities or equities at December 31, 2003.

     The amount of gross unrealized losses for fixed maturities in an unrealized loss position by maturity date of the fixed maturities as of December 31, 2003 are as follows (in thousands):


          Less than one year                         $         -
          One to five years                               (4,815)
          Five to ten years                              (40,312)
          More than ten years                            (62,260)
          Mortgage-backed securities                     (82,769)
                                                    ---------------
          Total gross unrealized losses                 $(190,156)
                                                    ===============

4.    INVESTMENTS (CONTINUED)

     MORTGAGE LOANS
     Mortgage loans, net of allowance for loan losses of $26.2 million and $33.1 million at December 31, 2003 and 2002, respectively, are as follows (in thousands):
                                              DECEMBER 31,
                                       2003                 2002
                                 -----------------    ------------------
           Residential           $        841,491     $         805,174

           Commercial                   4,664,423             3,637,507
                                 -----------------    ------------------
                Total            $      5,505,914     $       4,442,681
                                 =================    ==================

     At December 31, 2003, mortgage loans were collateralized by properties located in 44 states and Canada. Approximately 28.4% of the aggregate carrying value of the portfolio is secured by properties located in California.

     SECURITIZATIONS
     In November 2003, JNL executed the Piedmont CDO Trust ("Piedmont") securitization transaction. In this transaction, JNL contributed $1,159.6 million of asset-backed securities, ultimately to Piedmont, which issued several classes of debt to acquire such securities. In accordance with the accounting treatment promulgated by Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," the transaction was recorded as a sale; however, JNL retained beneficial interests in the contributed asset-backed securities of approximately 80% by acquiring certain securities issued by Piedmont. JNL recognized a loss of approximately $100 thousand related to the sale, to third parties, of the entire most senior class of securities issued by Piedmont.

     In 2001, the Company received proceeds of $889.4 million from the transfer of certain fixed maturities to Tuscany in a securitized transaction. The fixed maturities transferred collateralize $900.0 million of notes issued by Tuscany. The Company retained $450.0 million of senior and subordinated notes and sold $450.0 million of senior notes to unrelated parties.

     In 2001, the Company received proceeds of $71.3 million and recognized a loss of $0.3 million from the sale of certain fixed maturities. The Company has retained an interest in the assets transferred as a result of its purchase of $71.3 million of notes issued by a separate special purpose trust formed in connection with the transaction. The investment return to the Company on the notes is tied to the performance of fixed maturities sold.

     In 2001, the Company received proceeds of $651.6 million and recognized a gain of $25.3 million from the sale of certain commercial mortgage loans in a securitization transaction. The Company retained interests in the securitization having a fair value of $63.0 million, based on quoted market prices. The gain recognized was determined by allocating the previous carrying amount between the assets sold and the interests retained based on their relative fair value at the date of transfer. While the retained interests are subordinate to those that were sold, there are no restrictions in connection with the assets retained. The fair value of interests retained is determined consistently with the Company's fixed maturities.

     OTHER INVESTED ASSETS
     Other invested assets include investments in 1) limited partnerships that total $821.1 million and $803.4 million at December 31, 2003 and 2002, respectively; 2) derivative instruments with positive fair values and 3) real estate. Limited partnership income (loss) recognized by the Company was $14.5 million, $(64.9) million and $(47.6) million in 2003, 2002 and 2001, respectively.

     The fair value of derivative instruments reflects the estimated amounts, net of payment accruals, that the Company would receive or pay upon sale or termination of the contracts at the reporting date. With respect to swaps and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments. With respect to futures and options, the contractual amount represents the market exposure of open positions.


4.    INVESTMENTS (CONTINUED)

     A summary of the aggregate contractual or notional amounts and fair values for derivative instruments outstanding is as follows (in thousands):

                                                         DECEMBER 31, 2003
                                     OTHER INVESTED ASSETS                 OTHER LIABILITIES
                               ---------------------------------- ------------------------------------
                                   CONTRACTUAL/                       CONTRACTUAL/                           NET
                                    NOTIONAL           FAIR            NOTIONAL            FAIR             FAIR
                                     AMOUNT           VALUE             AMOUNT             VALUE           VALUE
                               ------------------ ---------------- ------------------- ---------------- ---------------
           Interest rate swaps     $  6,260,365     $   269,262      $   8,316,000      $  (695,966)     $ (426,704)

           Cross-currency
              swaps                   2,425,849                            106,579
                                                        477,782                             (13,220)        464,562
           Put-swaptions             27,500,000                         10,000,000         (161,221)          3,666
                                                        164,887
           Futures                        3,168               -                  -                -              -

           Equity index call
              options                 1,742,550          96,221                  -                -          96,221

           Equity index swaps             3,035           1,506            215,438          (44,147)        (42,641)
                                ------------------ ---------------- ------------------- ---------------- ---------------
                                    $ 37,934,967    $ 1,009,658       $  18,638,017      $  (914,554)     $   95,104
                                ================== ================ =================== ================ ===============

                                                         DECEMBER 31, 2002
                                     OTHER INVESTED ASSETS                 OTHER LIABILITIES
                               ------------------- --------------- ------------------------------------
                                  CONTRACTUAL/                       CONTRACTUAL/                           NET
                                    NOTIONAL           FAIR            NOTIONAL            FAIR             FAIR
                                     AMOUNT           VALUE             AMOUNT             VALUE           VALUE
                               ------------------- --------------- ------------------- ---------------- ---------------

           Interest rate swaps   $   3,590,363      $ 297,659       $  8,345,000        $  (924,565)      $(626,906)

           Cross-currency
              swaps                  1,861,647        199,487            866,207            (43,777)        155,709

           Put-swaptions            15,500,000         22,055                  -                  -          22,055

           Futures                       7,007               -                 -                  -               -
           Equity index
              call    options        1,778,550          80,213                 -                  -          80,213

           Equity index swaps            5,613           1,146           225,640            (54,034)        (52,888)
                               ------------------- --------------- ------------------- ---------------- ---------------
                                 $  22,743,180      $  600,560      $  9,436,847        $(1,022,376)      $(421,817)
                               =================== =============== =================== ================ ===============

     SECURITIES LENDING
     The Company has entered into securities lending agreements with an agent bank whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2003 and 2002, the estimated fair value of loaned securities was $903.8 million and $2,417.6 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis. Cash collateral received in the amount of $921.8 million and $2,485.6 million at December 31, 2003 and 2002, respectively, was invested by the agent bank and included in short-term investments of the Company. A securities lending payable is included in liabilities for cash collateral received.

5.    INVESTMENT INCOME, RISK MANAGEMENT ACTIVITY AND REALIZED GAINS AND LOSSES

     The sources of net investment income by major category are as follows (in thousands):

                                                                 YEARS ENDED DECEMBER 31,
                                                       2003                 2002               2001
                                                 -----------------    -----------------  ------------------
     Fixed maturities                            $      2,344,425     $      2,353,722    $     2,186,400

     Other investment income                              452,171              365,205            432,373
                                                 -----------------    -----------------  ------------------
       Total investment income                          2,796,596            2,718,927          2,618,773
     Less investment expenses                             (72,852)             (63,252)           (56,007)
                                                 -----------------    -----------------  ------------------
       Net investment income                     $      2,723,744     $      2,655,675    $     2,562,766
                                                 =================    =================  ==================

5. INVESTMENT INCOME, RISK MANAGEMENT ACTIVITY AND REALIZED GAINS AND LOSSES (CONTINUED)

     Risk management activity, including gains, losses and change in fair value of derivative instruments and embedded derivatives, is as follows (in thousands):

                                                                 YEARS ENDED DECEMBER 31,
                                                       2003                 2002               2001
                                                 -----------------    -----------------  ------------------
     Interest rate swaps                         $        (47,088)    $       (445,785)  $       (289,674)
     Put-swaptions                                          3,511              (26,474)            15,026
     Futures                                                4,185                6,354            (15,168)
     Equity index call options                           (124,489)             (66,342)          (123,152)
     Equity index swaps                                     3,554              (20,454)               228
     Variable annuity reinsurance                         (25,992)                   -                  -
                                                 -----------------    -----------------  ------------------
       Risk management activity                   $      (186,319)    $       (552,701)  $       (412,740)
                                                 =================    =================  ==================

     Net realized losses on investments are as follows (in thousands):

                                                                 YEARS ENDED DECEMBER 31,
                                                       2003                 2002               2001
                                                 -----------------    -----------------  ------------------
     Sales of fixed maturities
       Gross gains                                 $      261,662       $      262,050     $       90,044

       Gross losses                                      (139,220)            (215,243)          (138,197)
     Sales of equities
       Gross gains                                         19,767               11,238             26,546
       Gross losses                                        (1,018)              (8,664)           (20,107)
     Impairment losses                                   (202,088)            (529,145)          (600,595)
     Other invested assets, net                                 -                    -             27,614
                                                 -----------------    -----------------  ------------------
       Total before minority interest                     (60,897)            (479,764)          (614,695)
     Minority interest                                    (13,966)              20,980             47,041
                                                 -----------------    -----------------  ------------------
       Total, net of minority interest             $      (74,863)      $     (458,784)    $     (567,654)
                                                 =================    =================  ==================

     The Company periodically reviews its fixed maturities and equities on a case-by-case basis to determine if any decline in fair value below the carrying value is other than temporary. If it is determined that a decline in value of an investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income in stockholder's equity. If the decline is considered to be other than temporary, a realized loss is recorded in the consolidated income statement.

     Generally, securities with fair values that are less than 80% of cost and other securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration which has led to a significant decline in value of the security; a significant covenant related to the security has been breached; and an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its credit worthiness.

     In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and must exercise considerable judgment in determining whether a security is other than temporarily impaired. Among the factors considered is whether the decline in fair value results from a change in the quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the current and short term prospects of the issuer. Unrealized losses that are considered to be primarily the result of market conditions, such as increasing interest rates, unusual market volatility or industry-related events, and where the Company also believes there exists a reasonable expectation for recovery and, furthermore, has the intent and ability to hold the investment until maturity or the market recovery, are usually determined to be temporary.


5. INVESTMENT INCOME, RISK MANAGEMENT ACTIVITY AND REALIZED GAINS AND LOSSES (CONTINUED)

     The risks inherent in reviewing the impairment of any investment include the risk that market results may differ from expectations; facts and circumstances may change in the future and differ from estimates and assumptions; or the Company may later decide to sell the security as a result of changed circumstances.

     To the extent factors contributing to the impairment losses recognized in 2003, 2002 and 2001 affected other investments, such investments were reviewed for other than temporary impairment and losses were recorded if appropriate.

     The Company applies the provisions of EITF 99-20 when evaluating whether impairments on its structured securities, including asset-backed securities and collateralized debt obligations, are other than temporary. The Company regularly reviews future cash flow assumptions and, in accordance with EITF 99-20, if there has been an adverse change in estimated cash flows to be received from a security, an impairment is recognized in net income. For privately placed structured securities, impairment amounts are based on discounted cash flows. As previously noted, a cumulative effect adjustment, which is not included in the previous table, was recorded in connection with the adoption of EITF 99-20 in 2001.

     There are inherent uncertainties in assessing the fair values assigned to the Company's investments and in determining whether a decline in market value is other than temporary. The Company's review of fair value involves several criteria including economic conditions, credit loss experience, other issuer-specific developments and future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently in accumulated other comprehensive income may be recognized in the statement of operations in future periods.

     The Company currently intends to hold available for sale securities with unrealized losses not considered other than temporary until they mature or recover in value. However, if the specific facts and circumstances surrounding a security, or the outlook for its industry sector change, the Company may sell the security and realize a loss.

6.   VALUE OF ACQUIRED INSURANCE, CORE DEPOSITS AND GOODWILL

     The value of acquired insurance in-force at acquisition date represents the present value of anticipated profits of the business in-force on November 25, 1986 (the date the Company was acquired by Prudential). The value of acquired insurance in-force was determined by using assumptions as to interest, persistency and mortality. Profits were then discounted to arrive at the value of the insurance in-force.

     Goodwill and core deposits represent the excess of purchase price over the fair value of assets acquired in the purchases of Jackson Federal, Highland and the Fremont branch.

     In accordance with FAS 142, the Company annually reviews the recoverability of the goodwill asset. At December 31, 2003 and 2002, the goodwill asset was deemed to be recoverable, and, accordingly, no impairment adjustment was recorded.

6.   VALUE OF ACQUIRED INSURANCE, CORE DEPOSITS AND GOODWILL (CONTINUED)

     The amortization of acquired insurance, core deposits and goodwill was as follows (in thousands):

                                                                    YEARS ENDED DECEMBER 31,
                                                          2003                2002                2001
                                                    -----------------   ------------------   ------------------
     Value of acquired insurance:
       Balance, beginning of year                     $  86,297          $  104,776          $  122,212

       Interest, at rates varying from 6.5% to 9.5%       7,174               8,953              10,625
       Amortization                                     (26,821)            (27,432)            (28,061)
                                                     -----------------   ------------------  ------------------
       Balance, end of year                              66,650              86,297             104,776
                                                     -----------------   ------------------  ------------------
                                                     -----------------   ------------------  ------------------

     Core deposits:
        Balance, beginning of year                          10,596               11,221              13,325
        Acquisitions and adjustments                           -                  1,598                  -
        Amortization                                       (2,332)               (2,223)             (2,104)
                                                     -----------------   ------------------  ------------------
                                                     -----------------   ------------------  ------------------
        Balance, end of year                                8,264                10,596              11,221
                                                     -----------------   ------------------  ------------------
                                                     -----------------   ------------------  ------------------

     Goodwill:
       Balance, beginning of year                          54,380                54,380              56,256

       Acquisitions and adjustments                             -                     -               1,042
          Amortization                                          -                     -              (2,918)
                                                     -----------------   ------------------  ------------------
                                                     -----------------   ------------------  ------------------
       Balance, end of year                                54,380                54,380              54,380
                                                     -----------------   ------------------  ------------------
                                                     -----------------   ------------------  ------------------

     Value of insurance in force, core deposits and goodwill:

          Balance, beginning of year                      151,273               170,377             191,793

          Acquisitions and adjustments                          -                 1,598               1,042

             Net amortization                             (21,979)              (20,702)            (22,458)

                                                     -----------------   ------------------  ------------------
                                                     -----------------   ------------------  ------------------
          Balance, end of year                        $   129,294         $    151,273       $      170,377
                                                     =================   ==================  ==================

     As noted previously, effective January 1, 2002, goodwill in the amount of $54.4 million is no longer amortized to earnings. The estimated future amortization expense of acquired insurance in force and core deposits, net of interest, is as follows (in thousands):

     2004                                     $      23,214
     2005                                            24,491
     2006                                            25,685
     2007                                             1,182
     2008                                               228
     Thereafter                                         114
                                              --------------
          Total                               $      74,914
                                              ==============

7.   SAVINGS DEPOSITS

     Savings deposits are summarized as follows at December 31, 2003 and 2002
(in thousands):
                                                           2003                                 2002
                                              --------------------------------     --------------------------------
                                                                  WEIGHTED                             WEIGHTED
                                                                   AVERAGE                             AVERAGE
                      TYPE                       AMOUNT             RATE             AMOUNT              RATE
                                              --------------    --------------    --------------    ---------------
     Non-interest bearing deposits              $    34,326          0.00%          $    23,345          0.00%
     Demand deposits                                 77,268          0.36                67,075          0.35
     Passbook and statement savings                  35,958          0.50               125,948          0.50
     Money market                                   276,618          1.61                70,740          2.12
     Time deposits                                  691,380          2.84               758,722          3.51
                                              --------------    --------------    --------------    ---------------
          Total                                 $ 1,115,550          2.30%          $ 1,045,830          2.92%
                                              ==============    ==============    ==============    ===============
7.   SAVINGS DEPOSITS (CONTINUED)

     The contractual maturities of time deposits, by year, at December 31, 2003 are as follows (in thousands):

     YEARS ENDING DECEMBER 31,
             2004                                 $ 376,097
             2005                                   109,931
             2006                                    52,082
             2007                                    74,315
             2008                                    78,955
                                              --------------
                Total                             $ 691,380
                                              ==============

     Interest expense on deposit accounts, included in interest credited on deposit liabilities, is summarized as follows (in thousands):
                                                                          YEARS ENDED DECEMBER 31,
                                                        -------------------------------------------------------------
                                                               2003                  2002                 2001
                                                        -------------------    -----------------    -----------------
     Demand, passbook and money market                         $     5,322      $     4,091           $    5,189

     Time deposits                                                  22,230
                                                                                     27,644               31,481
                                                        -------------------    -----------------    -----------------
          Total                                                $    27,552      $    31,735           $   36,670
                                                        ===================    =================    =================

     Time deposits greater than $100,000 totaled approximately $298.8 million and $340.1 million at December 31, 2003 and 2002, respectively.

8.   NOTES AND BANK DEBT

     The aggregate carrying value and fair value of notes and bank debt at December 31, 2003 and 2002 are as follows (in thousands):

                                                                                DECEMBER 31,
                                                                   2003                             2002
                                                        ----------------------------    -----------------------------
                                                          CARRYING                        CARRYING
                                                            VALUE       FAIR VALUE          VALUE       FAIR VALUE
                                                        -------------- -------------    -------------- --------------
       Surplus notes                                    $    249,223   $    296,470      $    249,212     $  288,065
       Federal Home Loan Bank Advances                       467,000        469,495           384,388        394,558
       PPMA Funds                                                            38,929           199,385        191,553
                                                              43,254
       Tuscany notes                                         229,919        229,919           270,523        270,523
                                                        -------------- -------------    -------------- --------------
                 Total                                  $    989,396   $  1,034,813      $  1,103,508    $ 1,144,699
                                                        ============== =============    ============== ==============

     SURPLUS NOTES
     On March 15, 1997, the Company issued 8.15% Notes (the "Notes") in the principal amount of $250 million due March 15, 2027. The Notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims.

     Under Michigan Insurance law, the Notes are not part of the legal liabilities of the Company and are considered capital and surplus for statutory reporting purposes. Payments of interest or principal may only be made with the prior approval of the Commissioner of Insurance of the State of Michigan and only out of surplus earnings which the Commissioner determines to be available for such payments under Michigan Insurance law. The Notes may not be redeemed at the option of the Company or any holder prior to maturity.

     Interest is payable semi-annually on March 15 and September 15 of each year. Interest paid on the Notes was $20.4 million in 2003, 2002 and 2001.

     FEDERAL HOME LOAN BANK ADVANCES
     Jackson Federal utilizes the credit programs offered by the Federal Home Loan Bank ("FHLB"). FHLB advances, maturing in years through 2008, totaled $467.0 million and $384.4 million at December 31, 2003 and 2002,

8.   NOTES AND BANK DEBT (CONTINUED)

     respectively, at weighted average interest rates of 2.08% and 3.33%, respectively. Fixed rate advances totaled $440.0 million and $356.6 million at December 31, 2003 and 2002, respectively. The advances are collateralized by mortgage loans and mortgage-backed securities totaling $875.9 million and $839.7 million at December 31, 2003 and 2002, respectively. Interest paid totaled $12.4 million, $15.1 million and $17.2 million in 2003, 2002 and 2001, respectively.

     PPMA FUNDS
     Consolidation of the PPMA Funds results in the debt obligations of the funds being reflected in the Company's consolidated financial statements.

     SIF I has issued $70.0 million of 8.36% Subordinated Secured Notes ("SIF I Notes") due December 15, 2005. Interest is due semi-annually. The SIF I Notes are collateralized and secured pursuant to an indenture between the issuer and Chase Bank of Texas, N.A., as trustee. The SIF I Notes may only be redeemed early under certain circumstances and require a make-whole payment by the issuer.

     SIF I has also entered into a Senior Secured Credit Facility ("SIF I Facility") under which it may borrow up to $200.0 million. The SIF I Facility is a revolving extendable credit facility which matures June 15, 2004. Borrowings under the SIF I Facility bear interest at a variable rate. SIF I may choose rates based on the Eurodollar loan rate plus 1.75% per annum, or the higher of the Prime lending rate of Bankers Trust Company and the Fed Funds effective rate plus .50% per annum. There were no outstanding borrowings at December 31, 2003 and the outstanding borrowings at December 31, 2002 bore interest rates ranging from 3.56% to 3.69%.

     CBO II has issued $71.0 million of 7.8% Subordinated Secured Notes ("CBO II Notes") due December 15, 2004. Interest is due semi-annually. The CBO II Notes are secured pursuant to an indenture between the issuer and Texas Commerce Bank, N.A., as trustee. The CBO II Notes may only be redeemed early under certain circumstances and require a make-whole payment by the issuer.

     CBO II also entered into a Senior Secured Credit Facility ("CBO II Facility") under which it could borrow up to $236.5 million. The CBO II Facility was a revolving extendable credit facility which matured on June 15, 2003. Borrowings under the CBO II Facility bore interest at a variable rate. CBO II chose rates based on the Eurodollar loan rate plus 1.00% per annum, or the higher of the Prime lending rate of Bankers Trust Company and the Fed Funds effective rate plus .50% per annum. There were no outstanding borrowings at December 31, 2003 and the outstanding borrowings at December 31, 2002 bore interest rates ranging from 3.63% to 5.06%.

     Outstanding debt balances on the PPMA Funds at December 31, 2003 and 2002 are as follows (in thousands):

                                                      SIF I            CBO II           Total
                                                  --------------    -------------    -------------
         DECEMBER 31, 2003:
         Subordinated secured notes                $  30,304        $     12,950      $  43,254

         Revolving credit facility                         -                   -              -
                                                  --------------    -------------    -------------

         Total outstanding                         $  30,304        $     12,950      $  43,254
                                                  ==============    =============    =============

         DECEMBER 31, 2002:
         Subordinated secured notes                $  33,319        $     45,000      $  78,319
         Revolving credit facility                    78,375              42,691        121,066
                                                  --------------    -------------    -------------
         Total outstanding                         $ 111,694        $     87,691      $ 199,385
                                                  ==============    =============    =============

     Interest paid on the debt totaled $11.5 million, $11.8 million and $17.0 million in 2003, 2002 and 2001, respectively.

     TUSCANY NOTES
     On December 19, 2001, Tuscany issued $900.0 million of senior and subordinated notes. At issuance, the most senior notes, initially totaling
     $450.0 million, due February 25, 2010 were sold to unrelated parties. In
     2003, the second most senior notes, initially totaling $129.0 million, due
     February 25, 2015 were sold to unrelated parties.

8.   NOTES AND BANK DEBT (CONTINUED)

     The most senior notes bear interest at Libor plus .38% and the second most senior notes bear interest at Libor plus .47% (collectively, "Tuscany
     Notes"). At December 31, 2003 and 2002, the weighted average rate on the Tuscany Notes was 1.57% and 2.16%, respectively. Interest paid totaled $3.5 million, $7.9 million and $27 thousand in 2003, 2002 and 2001, respectively.

9.   REVERSE REPURCHASE AGREEMENTS

     During 2003 and 2002, the Company entered into reverse repurchase and dollar roll repurchase agreements whereby the Company agreed to sell and repurchase securities. These activities have been accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets. Short-term borrowings under such agreements averaged $1,493.1 million and $365.9 million during 2003 and 2002, respectively, at weighted average interest rates of 0.67% and 1.43%, respectively. There was no outstanding balance under such borrowings at December 31, 2003 or 2002. Interest paid totaled $10.1 million, $5.2 million and $27.4 million in 2003, 2002 and 2001, respectively. The highest level of short-term borrowings at any month end was $2,481.1 million in 2003, and $521.4 million in 2002.

10.  REINSURANCE

     The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The maximum amount of life insurance risk retained by the Company on any one life is generally $1.5 million. Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

     Effective December 31, 2002, upon approval of the Michigan Commissioner of
     Insurance, JNL ceded the guaranteed minimum death benefit coverage associated with variable annuities to an affiliate, Prudential Atlantic
     Reinsurance Company, Dublin, Ireland ("PARC"). PARC is a wholly owned subsidiary of Prudential. The 2002 income statement impact of the transaction was immaterial, as the initial reinsurance premium approximated the reinsurance recoverable arising under the treaty.

     The effect of reinsurance on premiums is as follows (in thousands):

                                                                    YEARS ENDED DECEMBER 31,
                                                           2003               2002                2001
                                                     ------------------ ------------------  -----------------
     Direct life premiums                              $   327,425       $  338,093          $  337,250

     Assumed life premiums                                       7             (277)              3,519

     Less reinsurance ceded:
       Life                                               (126,829)        (126,122)           (117,620)
       Annuity                                             (27,192)         (59,000)                  -
                                                     ------------------ ------------------  -----------------
         Total net premiums                            $   173,411       $  152,694          $  223,149

                                                     ================== ==================  =================

     Components of the reinsurance recoverable asset are as follows (in thousands):
                                                                 DECEMBER 31,
                                                           2003               2002
                                                     ------------------ ------------------
     Ceded reserves:
       Life                                            $   504,537       $  440,284

       Annuity
                                                            46,313           58,240
     Ceded claims liability
                                                            18,965           14,071
     Ceded - other
                                                             8,609           12,436
                                                      ------------------ ------------------
       Total                                           $   578,424       $  525,031
                                                     ================== ==================

     Reserves reinsured through Brooke Life were $63.7 million and $65.4 million at December 31, 2003 and 2002, respectively. Reserves reinsured through PARC were $43.9 million and $58.2 million at December 31, 2003 and 2002, respectively.

11.  FEDERAL INCOME TAXES

     The components of the provision for federal income taxes are as follows (in thousands):

                                                                    YEARS ENDED DECEMBER 31,
                                                           2003               2002                2001
                                                     ------------------ ------------------  -----------------
     Current tax expense (benefit)                     $   118,356        $   137,400        $     (15,588)

     Deferred tax expense (benefit)                         55,828           (285,863)            (101,474)
                                                     ------------------ ------------------  -----------------

     Federal income tax expense (benefit)              $   174,184        $  (148,463)       $    (117,062)
                                                     ================== ==================  =================

     The federal income tax provisions differ from the amounts determined by multiplying pretax income by the statutory federal income tax rate of 35% for 2003, 2002 and 2001 as follows (in thousands):

                                                                    YEARS ENDED DECEMBER 31,
                                                           2003               2002                2001
                                                     ------------------ ------------------  -----------------
     Income taxes at statutory rate                    $     174,160     $  (149,047)        $     (118,220)

     Other                                                        24             584                  1,158
                                                     ------------------ ------------------  -----------------
     Provision for federal income taxes                $     174,184     $  (148,463)        $     (117,062)
                                                     ================== ==================  =================

     Effective tax rate                                         35.0%           34.9%                  34.7%
                                                     ================== ==================  =================

     Federal income taxes paid (received) were $182.4 million, $(45.0) million and $71.0 million in 2003, 2002 and 2001, respectively.

     The tax effects of significant temporary differences that give rise to deferred tax assets and liabilities are as follows (in thousands):
                                                                                            DECEMBER 31,
                                                                                      2003                2002
                                                                                ------------------ -------------------

     GROSS DEFERRED TAX ASSET

     Policy reserves and other insurance items                                  $         640,042  $         573,634
     Difference between financial reporting and the tax basis of:
          Investments                                                                     608,768            619,462
          Deferred compensation                                                            37,279             30,757
     Other, net                                                                            23,953             18,794
                                                                                ------------------ -------------------
     Total gross deferred tax asset                                                     1,310,042          1,242,647
                                                                                ------------------ -------------------


     GROSS DEFERRED TAX LIABILITY


     Deferred acquisition costs                                                          (483,990)          (524,287)
     Difference between financial reporting and the tax basis of:
        Value of the insurance in-force                                                   (23,328)           (30,204)
        Other assets                                                                       (9,046)            (2,194)
     Net unrealized gains on available for sale securities                               (756,016)          (398,715)
     Other, net                                                                           (12,848)           (10,477)
                                                                                ------------------ -------------------
     Total gross deferred tax liability                                                (1,285,228)          (965,877)
                                                                                ------------------ -------------------

     Net deferred tax asset                                                     $           24,814 $         276,770
                                                                                ================== ===================

     Management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax asset.

     At December 31, 2003, the Company had a federal tax capital loss carryforward of approximately $237.5 million, which will expire in the years 2006 through 2008.


12.  COMMITMENTS AND CONTINGENCIES

     The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company's financial condition or results of operations. JNL has been named in civil litigation proceedings which appear to be substantially similar to other class action litigation brought against many life insurers alleging misconduct in the sale of insurance products. At this time, it is not possible to make a meaningful estimate of the amount or range of loss, if any, that could result from an unfavorable outcome in such actions.

     State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessments to solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received at the end of 2003 and 2002, the Company's reserve for future state guaranty fund assessments was $45.7 million and $41.0 million, respectively. The Company believes the reserve is adequate for all anticipated payments for known insolvencies.

     The Company has unfunded commitments related to its investments in limited partnerships totaling $386.3 million and $482.8 million at December 31, 2003 and 2002, respectively.

     The Company leases office space and equipment under several operating leases that expire at various dates through 2010. In 2002, JNL sold and leased back certain aircraft and computer software valued at $39.9 million. There was no gain or loss on the sale-leaseback transactions. Lease expense was $31.8 million, $15.2 million and $17.1 million in 2003, 2002 and 2001, respectively. Future minimum payments under these noncancellable operating leases are as follows (in thousands):

           2004                  $  16,873
           2005                     16,284
           2006                      5,691
           2007                      5,528
           2008                      5,114
           Thereafter                4,489
                                 -------------
           Total                 $  53,979
                                 =============

     JNL subleased office space under several operating leases that expire at various dates through 2008. Total future lease income to be received on the subleased property is $3.1 million. Lease income for the subleased property totaled $0.2 million in 2003.

13.  STOCKHOLDER'S EQUITY

     Under Michigan Insurance Law, dividends on capital stock can only be distributed out of earned surplus, unless the Commissioner approves the dividend prior to payment. Furthermore, without the prior approval of the Commissioner, dividends cannot be distributed if all dividends made within the preceding 12 months exceed the greater of statutory net gain from operations or 10% of the Company's statutory surplus for the prior year. In 2004, the maximum amount of dividends that can be paid by the Company without prior approval of the Commissioner under this limitation approximates $340 million.

     The Company received capital contributions from its parent of $49.3 million in 2003 and $614.4 million in 2002. The capital contributions included $29.3 million and $24.4 million in 2003 and 2002, respectively, from Brooke Life forgiving an intercompany tax liability. Dividend payments were $85.2 million, $142.0 million and $131.1 million in 2003, 2002 and 2001, respectively.

     Statutory capital and surplus of the Company was $3.0 billion and $2.9 billion at December 31, 2003 and December 31, 2002, respectively. Statutory net income (loss) of the Company was $148.3 million, $(258.4) million and $(201.6) million in 2003, 2002 and 2001, respectively.

13.  STOCKHOLDER'S EQUITY (CONTINUED)

     The Michigan Commissioner of Insurance has indicated that the Office of Financial and Insurance Services will grant a permitted practice effective January 1, 2003 with respect to accounting for derivatives. This permitted practice will result in a decrease to statutory surplus of approximately $40.0 million at December 31, 2003.

     The Company, with the explicit permission of the Michigan Commissioner of Insurance, recognized at December 31, 2002, the reserve credit for reinsurance ceded to an unauthorized affiliated reinsurer. Collateral, in the form of letters of credit, was secured on January 30, 2003. This permitted practice resulted in an increase to statutory surplus of $388.6 million at December 31, 2002.

     Jackson Federal is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum requirements would subject Jackson Federal to various regulatory actions ranging from increased scrutiny to conservatorship. At December 31, 2003, Jackson Federal is categorized as well capitalized under the regulatory framework for prompt corrective action established by the Office of Thrift Supervision.

14.  OTHER RELATED PARTY TRANSACTIONS

     The Company's investment portfolio is managed by PPM America, Inc., a registered investment advisor, and PPM Finance, Inc. (collectively, "PPM"). PPM is ultimately a wholly owned subsidiary of Prudential. The Company paid $32.7 million, $32.9 million and $28.5 million to PPM for investment advisory services during 2003, 2002 and 2001, respectively.

     In 2003, JNL entered into shared services administrative agreements with affiliates PPM America, Inc. ("PPMA") and National Planning Holding Company, Inc. ("NPH"). Under the shared services administration agreements, JNL allocated $7.1 million of certain management and corporate services expenses to affiliates.

     In 2003, JNL provided a $40.0 million revolving credit facility to PPMA. The loan is unsecured, matures on September 9, 2008, accrues interest at LIBOR plus 2% per annum, and has a commitment fee of 0.25% per annum. There was no balance outstanding at December 31, 2003. During the year, interest and commitment fees totaled $100 thousand.

     In 2003, JNL provided a $20.0 million revolving credit facility to Investment Centers of America, Inc., a wholly owned subsidiary of NPH. The loan is unsecured, matures on November 14, 2008, accrues interest at LIBOR plus 2% per annum, and has a commitment fee of 0.10% per annum. There was no balance outstanding at December 31, 2003. During the year, interest and commitment fees totaled $6 thousand.

     On March 12, 2001, Prudential announced that it had entered into a merger agreement ("Merger Agreement") with American General Corporation ("American General), a diversified financial services organization. On April 3, 2001, American International Group, Inc. announced that it made a conditional proposal to acquire American General. On May 11, 2001, Prudential announced that the merger agreement with American General was officially terminated. In December 2001, JNL received approximately $85.6 million from Prudential for certain guaranteed completion and integration expenses related to the aborted merger, resulting in a $28.7 million capital contribution equal to the tax benefit associated with the payments.

15.  BENEFIT PLANS

     The Company has a defined contribution retirement plan covering substantially all employees. To be eligible, an employee must have attained the age of 21 and completed at least 1,000 hours of service in a 12-month period. The Company's annual contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. The Company's expense related to this plan was $8.1 million, $7.1 million and $5.9 million in 2003, 2002 and 2001, respectively.

15.  BENEFIT PLANS (CONTINUED)

     The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees. At December 31, 2003 and 2002, the liability for such plans totaled $113.2 million and $91.5 million, respectively. JNL invests general account assets in selected mutual funds in amounts similar to participant elections as a hedge against significant movement in the payout liability. Accordingly, the Company's expense related to these plans is limited to minor administrative costs.

                                     Part C

                                Other Information

Item 27.  Exhibits

(a) Resolution of Board of Directors of Jackson National Life Insurance Company authorizing the establishment of Jackson National Life Separate Account IV, incorporated by reference to Registrant's Registration Statement on Form S-6 (File Nos. 333-36506 and 811-09933) as filed on May 8,
     2000.

(b)  Not applicable.

(c) (1) Distribution Agreement between Jackson National Life Insurance Company and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.
     (2) Form of Selling Agreement, incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on November 25, 2003
         (File Nos.  333-108433  and  811-09933).
     (3) Form of Distribution Agreement between Jackson National Life Insurance Company of New York and Jackson National Life Distributors, Inc., attached hereto.

(d) (1) Form of Flexible Premium Variable Life Insurance Policy, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.
     (2) Form of Child Insurance Rider, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.
     (3) Form of Scheduled Term Insurance Rider, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.
     (4) Form of Guaranteed Minimum Death Benefit Rider, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.
     (5) Form of Other Insured Term Insurance Rider, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.
     (6) Form of Waiver of Monthly Deductions Rider, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.
     (7) Form of Waiver of Specified Premium, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.
     (8) Form of Terminal Illness Benefit rider, incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).
     (9) Form of Waiver of Withdrawal Charge of Specified Conditions Rider, incorporated by reference to Registrant's Pre-Effective Amendment
         No. 1 filed on  November  25,  2003 (File Nos.  333-108433  and
         811-09933).

(e) Specimen Application, incorporated by reference to Registrant's Registration Statement on form N-6 (File Nos. 333-108433 and 811-09933) filed via EDGAR on September 2, 2003.

(f) (1) Articles of Incorporation of Jackson National Life Insurance Company, incorporated by reference to the Registration Statement on Form N-4 (File Nos. 333-70697 and 811-09119) as filed on January 15, 1999.
     (2) Bylaws of Jackson National Life Insurance Company, incorporated by reference to Registration Statement on Form
         N-4 (File Nos. 333-70697 and 811-09119) as filed on January
         15, 1999.

(g) Reinsurance Contracts, to be filed by amendment.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

(k) Legal Opinion and Consent of Counsel, attached hereto.

(l) Actuarial Opinion, incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

(m) Sample Calculations, incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

(n) Opinion of Independent Accountant, attached hereto.

(o) Not applicable.

(p) Not applicable.

(q) Redeemability   Exemption,   incorporated   by  reference  to  Registrant's
    Pre-Effective Amendment No. 1 filed on November 25, 2003 (File Nos. 333-108433 and 811-09933).

Item 28. Directors and Officers of the Depositor


         Name and Principal                 Positions and Offices
         Business Address                   with Depositor

         Richard D. Ash                     Vice President -
         1 Corporate Way                    Actuary & Appointed Actuary
         Lansing, MI 48951

         John B. Banez                      Vice President -
         1 Corporate Way                    Systems and Programming
         Lansing, MI 48951

         James Binder                       Vice President -
         1 Corporate Way                    Finance and Corporate Strategy
         Lansing, MI 48951

         John H. Brown                      Vice President - Government
         1 Corporate Way                    Relations
         Lansing, MI 48951

         Joseph Mark Clark                  Vice President -
         1 Corporate Way                    Policy Administration
         Lansing, MI 48951

         Marianne Clone                     Vice President - Administration
         1 Corporate Way
         Lansing, MI 48951

         James B. Croom                     Vice President &
         1 Corporate Way                    Deputy General Counsel
         Lansing, MI 48951

         Gerald W. Decius                   Vice President -
         1 Corporate Way                    Systems Application Coordinator
         Lansing, MI 48951

         Lisa C. Drake                      Senior Vice President & Chief
         1 Corporate Way                    Actuary
         Lansing, MI 48951

         Robert A. Fritts                   Senior Vice President &
         1 Corporate Way                    Controller - Financial
         Lansing, MI 48951                  Operations

         Victor A. Gallo                    Senior Vice President -
         1 Corporate Way                    Group Pension
         Lansing, MI 48951

         James D. Garrison                  Vice President - Tax
         1 Corporate Way
         Lansing, MI 48951

         Julia A. Goatley                   Assisant Secretary
         1 Corporate Way
         Lansing, MI 48951

         James Golembiewski                 Vice President - Compliance
         1 Corporate Way
         Lansing, MI 48951

         Lou E. Hensley                     Vice President - Corporate
         1 Corporate Way                    Development
         Lansing, MI 48951

         Andrew B. Hopping                  Executive Vice President,
         1 Corporate Way                    Chief Financial Officer,
         Lansing, MI 48951                  Treasurer & Director

         Stephen A. Hrapkiewicz, Jr.        Senior Vice President - Human
         1 Corporate Way                    Resources
         Lansing, MI 48951

         Clifford J. Jack                   Executive Vice President and
         8055 E. Tufts Avenue               Chief Distribution Officer
         Suite 1000
         Denver, CO 80237

         Cheryl L. Johns                    Vice President - Life Division
         1 Corporate Way
         Lansing, MI 48951

         Timo P. Kokko                      Vice President - Support
         1 Corporate Way                    Services
         Lansing, MI 48951

         Everett W. Kunzelman               Vice President - Underwriting
         1 Corporate Way
         Lansing, MI 48951

         Lynn W. Lopes                      Vice President - Group
         1 Corporate Way                    Pension
         Lansing, MI 48951

         Clark P. Manning                   President & Chief Executive Officer
         1 Corporate Way                    & Director
         Lansing, MI 48951

         Thomas J. Meyer                    Senior Vice President,
         1 Corporate Way                    General Counsel &
         Lansing, MI 48951                  Secretary

         Keith R. Moore                     Vice President - Technology
         1 Corporate Way
         Lansing, MI 48951

         Jacky Morin                        Vice President -
         1 Corporate Way                    Group Pension
         Lansing, MI 48951

         P. Chad Myers                      Senior Vice President - Asset/
         1 Corporate Way                    Liability Management
         Lansing, MI 48951

         J. George Napoles                  Executive Vice President &
         1 Corporate Way                    Chief Administration Officer
         Lansing, MI 48951

         Mark D. Nerud                      Vice President - Fund
         225 W. Wacker Drive                Accounting and Administration
         Suite 1200
         Chicago, IL 60606

         Russell E. Peck                    Vice President & Assistant
         1 Corporate Way                    Controller - Financial Reporting
         Lansing, MI 48951

         Bradley J. Powell                  Vice President - Institutional
         210 Interstate North Parkway       Marketing Group
         Suite 401
         Atlanta, GA 30339-2120

         Laura L. Prieskorn                 Vice President - Model Office
         1 Corporate Way
         Lansing, Michigan 48951

         James B. Quinn                     Vice President - Broker
         1 Corporate Way                    Management
         Lansing, MI 48951

         James R. Sopha                     Executive Vice President -
         1 Corporate Way                    Corporate Development
         Lansing, MI 48951

         Robert M. Tucker, Jr.              Vice President - Regional IT
         1 Corporate Way
         Lansing, MI 48951

         Michael A. Wells                   Chief Operating Officer
         401 Wilshire Boulevard             & Director
         Suite 1200
         Santa Monica, CA 90401

         Karen S. Weidman                   Vice President - Denver Service
         8055 E. Tufts Avenue               Center
         Suite 1000
         Denver, CO 80237


Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant


           Company             State of Organization          Control/Ownership           Business Principal

Alaiedon, LLC                   Michigan                     100% Hermitage
                                                             Management LLC

Alcona Funding LLC              Delaware                     100% Jackson National Life   Investment Related
                                                             Insurance Company            Company

Berrien Funding LLC             Delaware                     100% Jackson National Life   Investment Related
                                                             Insurance Company            Company

Brooke Finance Corporation      Delaware                     100% Brooke Holdings, Inc.   Finance Company

Brooke Holdings, Inc.           Delaware                     100% Brooke Holdings (UK)    Holding Company Activities
                                                             Limited

Brooke Holdings (UK) Limited    United Kingdom               100% Holborn Delaware        Holding Company Activities
                                                             Corporation

Brooke Investment, Inc.         Delaware                     100% Brooke Holdings, Inc.   Investment Related Company

Brooke Life Insurance Company   Michigan                     100% Brooke Holdings, Inc.   Life Insurance

Brooke (Jersey) Limited         United Kingdom               100% Prudential One Limited  Holding Company Activities

Calhoun Funding LLC             Delaware                     100% Jackson National Life   Investment Related
                                                             Insurance Company            Company

Crescent Telephone              Delaware                     100% Jackson National Life   Telecommunications
                                                             Insurance Company

Curian Capital, LLC             Michigan                     100% Jackson National Life   Registered Investment
                                                             Insurance Company            Advisor

GCI Holding Corporation         Delaware                     70% Jackson National Life    Holding Company Activities
                                                             Insurance Company

Gloucester Holdings             Delaware                     100% Jackson National Life   Adhesives
                                                             Insurance Company

GS28 Limited                    United Kingdom               100% Brooke Holdings (UK)    Holding Company Activities
                                                             Limited

Hermitage Management, LLC       Michigan                     100% Jackson National Life   Advertising Agency
                                                             Company Insurance

Holborn Delaware Corporation    Delaware                     80% Prudential One           Holding Company Activities
                                                             Limited, 10% Prudential
                                                             Two Limited, 10%
                                                             Prudential Three Limited

Holliston Mills                 Delaware                     70% Jackson National Life    Textile Mfg.
                                                             Insurance Company

Industrial Coatings Group       Delaware                     70% Jackson National Life    Textile Mfg.
                                                             Insurance Company

IFC Holdings, Inc.              Delaware                     100% National Planning       Broker/Dealer
                                                             Holdings Inc.

Investment Centers of America   Delaware                     100% IFC Holdings, Inc.      Broker/Dealer

Jackson Federal Bank            USA                          100% Jackson National        Savings & Loan
                                                             Life Insurance Company

JNL Investors Series Trust      Massachusetts                100% Jackson National        Investment Company
                                                             Life Insurance Company

Jackson National Asset          Michigan                     100% Jackson National Life   Investment Adviser and
Management, LLC                                              Insurance Company            Transfer Agent

Jackson National Life           Bermuda                      100% Jackson National        Life Insurance
(Bermuda) Ltd.                                               Life Insurance Company

Jackson National Life           Delaware                     100% Jackson National Life   Advertising/Marketing
Distributors, Inc.                                           Insurance Company            Corporation and
                                                                                          Broker/Dealer

Jackson National Life           New York                     100% Jackson National Life   Life Insurance
Insurance Company of New York                                Insurance Company

JNLI LLC                        Delaware                     100% Jackson National Life   Tuscany Notes
                                                             Insurance Company

JNL Securities, LLC             Michigan                     100% Curian Capital, LLC     Broker/Dealer and
                                                                                          Insurance Agency

JNL Series Trust                Massachusetts                Common Law Trust with        Investment Company
                                                             contractual association
                                                             with Jackson National Life
                                                             Insurance Company of New
                                                             York

JNL Variable Fund LLC           Delaware                     100% Jackson National        Investment Company
                                                             Separate Account - I

JNL Variable Fund III LLC       Delaware                     100% Jackson National        Investment Company
                                                             Separate Account III

JNL Variable Fund IV LLC        Delaware                     100% Jackson National        Investment Company
                                                             Separate Account IV

JNL Variable Fund V LLC         Delaware                     100% Jackson National        Investment Company
                                                             Separate Account V

JNLNY Variable Fund I LLC       Delaware                     100% JNLNY Separate          Investment Company
                                                             Account I

JNLNY Variable Fund II LLC      Delaware                     100% JNLNY Separate          Investment Company
                                                             Account II

LePages Management Company, LP  Delaware                     50% LePage's MC, LLC

LePages MC, LLC                 Delaware                     100% PPM Management, Inc.

National Planning Corporation   Delaware                     100% National Planning       Broker/Dealer and
                                                             Holdings, Inc.               Investment Adviser

National Planning Holdings,     Delaware                     100% Brooke Holdings, Inc.   Holding Company Activities
Inc.

Piedmont Funding LLC            Delaware                     100% Jackson National Life   Investment Related
                                                             Insurance Company            Company

PPM Holdings, Inc.              Delaware                     100% Brooke Holdings, Inc.   Holding Company Activities

Prudential Atlantic             Ireland                      100% Prudential              Reinsurance
Reinsurance Company                                          Corporation
                                                             Holdings Limited

Prudential Corporation          United Kingdom               100% Prudential              Holding Company Activities
Holdings Limited                                             Corporation plc

Prudential plc                  United Kingdom               Publicly Traded              Financial Institution

Prudential One Limited          United Kingdom               100% Prudential              Holding Company Activities
                                                             Corporation Holdings
                                                             Limited

Prudential Two Limited          United Kingdom               100% Prudential One Limited  Holding Company Activities

Prudential Three Limited        United Kingdom               100% Prudential One Limited  Holding Company Activities

SII Investments, Inc.           Wisconsin                    100% National Planning       Broker/Dealer
                                                             Holdings, Inc.

Item 30. Indemnification

         Provision is made in the Company's Amended By-Laws for indemnification by the Company of any person who was or is a party or is threatened to be made a party to a civil, criminal, administrative or investigative action by reason of the fact that such person is or was a director, officer or employee of the Company, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceedings, to the extent and under the circumstances permitted by the General Corporation Law of the State of Michigan.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a) Jackson National Life Distributors, Inc. acts as general distributor for the Jackson National Separate Account IV. Jackson National Life Distributors, Inc. also acts as general distributor for Jackson National Separate Account I, Jackson National Separate Account III, Jackson National Separate Account V, JNLNY Separate Account I, JNLNY Separate Account II and JNL Series Trust.

(b)

(1) Name and Principal Business Address           (2) Positions and Offices with Depositor

Michael A. Wells                   Director
401 Wilshire Blvd.
Suite 1200
Santa Monica, CA 90401

Andrew B. Hopping                  Director
1 Corporate Way
Lansing, MI 48951

Clifford J. Jack                   President and Chief Executive Officer
8055 E. Tufts Avenue
Suite 1000
Denver, CO 80237

Nikhil Advani                      Vice President - Product Management
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Kristen (West) Billows             Vice President - Fixed Annuities Marketing
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

William Britt                      Vice President - Market Planning and
8055 E. Tufts Avenue               Analysis
Suite 1100
Denver, CO 80237

Tori Bullen                        Vice President - Institutional Marketing
210 Interstate North Parkway       Group
Suite 401
Atlanta, GA 30339-2120

Doug Campbell                      Senior Vice President and National Sales
8055 E. Tufts Avenue               Director
Suite 1100
Denver, CO 80237

Maura Collins                      Vice President - Regulatory Accounting and
8055 E. Tufts Avenue               Special Projects
Suite 1100
Denver, CO 80237

Robert DeChellis                   Executive Vice President - National Sales
8055 E. Tufts Avenue               Manager
Suite 1000
Denver, CO 80237

Anthony L. Dowling                 Assistant Vice President and
8055 E. Tufts Avenue               Chief Compliance Officer
Suite 1100
Denver, CO 80237

Joseph D. Emanuel                  Executive Vice President
8055 E. Tufts Avenue
Suite 1000
Denver, CO 80237

Steve Goldberg                     Vice President - Guaranteed Product
8055 E. Tufts Avenue               Development
Suite 1100
Denver, CO 80237

Luis Gomez                         Vice President - Marketing
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Thomas Hurley                      Vice President - Market Research
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

John Kawauchi                      Senior Vice President - Marketing
8055 E. Tufts Avenue               and Corporate Communications
Suite 1100
Denver, CO 80237

Steve Kluever                      Vice President - Variable Product
8055 E. Tufts Avenue               Development
Suite 1100
Denver, CO 80237

Nicholas Koutouras                 Vice President - Offshore Product Management
401 Wilshire Boulevard
Suite 1200
Santa Monica, CA 90401

David R. Lilien                    Senior Vice President - National Sales
8055 E. Tufts Avenue               Development
Suite 1100
Denver, CO 80237

James Livingston                   Senior Vice President - Product Development
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Susan McClure                      Vice President - Business Development and
8055 E. Tufts Avenue               Chief of Staff
Suite 1100
Denver, CO 80237

Thomas J. Meyer                    Secretary
1 Corporate Way
Lansing, MI 48951

Bradley J. Powell                  Executive Vice President
210 Interstate North Parkway
Suite 401
Atlanta, GA 30339-2120

Peter Radloff                      Vice President - Marketing
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Gregory B. Salsbury                Executive Vice President
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Greg Smith                         Senior Vice President - Project Management/
8055 E. Tufts Avenue               Business Solutions
Suite 1100
Denver, CO 80237

David Sprague                      Vice President - National Sales Development
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Daniel Starishevsky                Vice President - Variable Annuity Marketing
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Doug Townsend                      Vice President and Controller
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

Phil Wright                        Vice President - Communications
8055 E. Tufts Avenue
Suite 1100
Denver, CO 80237

(c)

                        Compensation on Events Occasioning
                        the Deduction of a Deferred Sales
Name of Principal       Load                                   Brokerage           Other
Underwriter                                                    Commissions         Compensation
----------------------- -------------------------------------- ------------------- -------------------------

Jackson National Life   Not Applicable                         Not Applicable      Not Applicable
Distributors, Inc.

Item 32. Location of Accounts and Records

         Jackson National Life Insurance Company
         1 Corporate Way
         Lansing, Michigan 48951

         Jackson National Life Insurance Company
         Institutional Marketing Group Service Center
         1 Corporate Way
         Lansing, Michigan 48951

         Jackson National Life Insurance Company
         8055 East Tufts Ave., Second Floor
         Denver, Colorado 80237

         Jackson National Life Insurance Company
         225 West Wacker Drive, Suite 1200
         Chicago, IL  60606

Item 33. Management Services

Not Applicable

Item 34. Fee Representation

Jackson National Life Insurance Company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Jackson National Life Insurance Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-effective Amendment to the Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Lansing and State of Michigan on this 29th day of April, 2004


                   Jackson National Separate Account - IV (Registrant)

                   By: Jackson National Life Insurance Company

                   By:  /s/ Andrew B. Hopping*
                        ------------------------------
                        Andrew B. Hopping
                        Executive Vice President -
                        Chief Financial Officer and Director

                   Jackson National Life Insurance Company (Depositor)

                   By:  /s/ Andrew B. Hopping*
                        -------------------------------
                        Andrew B. Hopping
                        Executive Vice President -
                        Chief Financial Officer and Director

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Clark P. Manning*                                    April 29, 2004
---------------------                                 ------------------------
Clark P. Manning
Chief Executive Officer and Director

/s/ Michael A. Wells*                                    April 29, 2004
---------------------                                 ------------------------
Michael A. Wells
Director

/s/ Andrew B. Hopping*                                   April 29, 2004
----------------------                                ------------------------
Andrew B. Hopping
Executive Vice President - Chief Financial
Officer and Director

/s/ Robert A. Fritts*                                    April 29, 2004
---------------------                                 ------------------------
Robert A. Fritts
Vice President and Controller - Financial
Operations


* By Thomas J. Meyer
Senior Vice President, Secretary,
General Counsel and Attorney-in-Fact

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors and/or officers of JACKSON NATIONAL LIFE INSURANCE COMPANY, a Michigan corporation, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of Variable Life Insurance Contracts in connection with the Jackson National Separate Account IV and other separate accounts of Jackson National Life Insurance Company, hereby constitute and appoint Thomas J. Meyer, Andrew B. Hopping and Clark P. Manning, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest with seal and to file the same, with all exhibits thereto and other granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

         IN WITNESS WHEREOF, each of the undersigned director and/or officer hereby executes this Power of Attorney as of the 5th day of January 2004.

/s/ Clark P. Manning
--------------------------------------
Clark P. Manning, President, Chief
Executive Officer and Director

/s/ Michael Wells
--------------------------------------
Michael Wells
Director

/s/ Andrew B. Hopping
--------------------------------------
Andrew B. Hopping, Executive Vice President,
Chief Financial Officer and Director

/s/ Robert A. Fritts
--------------------------------------
Robert A. Fritts, Vice President
and Controller - Financial Operations

                                  Exhibit Index


EXHIBIT                    DESCRIPTION

27(c)(3)   Form of General Distributor Agreement, attached hereto as EX-99.c.3
27(k)      Legal Opinion and Consent of Counsel, attached hereto as EX-99.27.k
27(n)      Opinion of Independent Accountant, attached hereto as EX-99.27.n